     As filed with the Securities and Exchange Commission on August 27, 2004
                                              1933 Act Registration No. 33-72424
                                              1940 Act Registration No. 811-8194

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 /X/
         Pre-Effective Amendment No. __                                 / /
         Post-Effective Amendment No. 27                                /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         /X/
         Amendment No. 28                                               /X/

                        (Check appropriate box or boxes.)

                            FINANCIAL INVESTORS TRUST
                            -------------------------
               (Exact name of Registrant as Specified in Charter)

                            1625 Broadway, Suite 2200
                                Denver, CO 80202
                                ----------------
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (303) 623-2577
                                                           --------------

                           Erin E. Douglas, Secretary
                            Financial Investors Trust
                            1625 Broadway, Suite 2200
                                Denver, CO 80202
                                ----------------
                     (Name and Address of Agent of Service)

                                    Copy to:

                              Lester Woodward, Esq.
                           Davis, Graham & Stubbs LLP
                           1550 17th Street, Suite 500
                                Denver, CO 80202

Approximate Date of Proposed Public Offering:   As soon as practicable after the
                                                effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box):

/X/      immediately upon filing pursuant to paragraph (b)
/ /      on (date), pursuant to paragraph (b)
/ /      60 days after filing pursuant to paragraph (a) (1)
/ /      on ____________, pursuant to paragraph (a) (1)
/ /      75 days after filing pursuant to paragraph (a) (2)
/ /      on (date) pursuant to paragraph (a) (2)

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

Registrant registered an indefinite number of shares pursuant to regulation 24f-2 under the Investment Company Act of 1940 on July 21, 1999.

[FINANCIAL INVESTORS TRUST LOGO]

U.S. TREASURY
MONEY MARKET FUND

PROSPECTUS
AUGUST 27, 2004

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether the information in this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                                                            PAGE
Investment Objective and Principal Risks                                       1

Performance                                                                    2

Fees and Expenses of the Fund                                                  2

Who Manages the Fund?                                                          3

How Do I Invest in the Fund?                                                   4

Privacy Policy                                                                 8

Financial Highlights                                                           9

Additional Information About the Fund                                 Back Cover


No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

INVESTMENT OBJECTIVE AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE -- The investment objective of the U.S. Treasury Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests exclusively in U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury and repurchase agreements collateralized to 102% by U.S. Treasury obligations. The Fund will provide 60 days notice to shareholders if it decides to change its principal investment strategies. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

The Fund has obtained a money market fund rating of AAAm from Standard & Poor's(R) (S&P). The AAAm rating indicates that the Fund's safety is good and it has a sound capacity to maintain principal value and limit exposure to loss. To obtain such rating the Fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the Fund's performance. To maintain its rating, the Fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the Fund may be required to adopt additional strategies or policies to maintain this rating.

PRINCIPAL INVESTMENT RISKS -- An investment in the Fund is subject to the following principal risk:

   - INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

FOR MORE INFORMATION ABOUT THE RISK FACTORS IDENTIFIED ABOVE, AND OTHER RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE SAI.

SHOULD I INVEST IN THE U.S. TREASURY MONEY MARKET FUND? The Fund is primarily intended for municipal investors, including municipalities, counties, and state agencies, as well as institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions.

[SIDENOTE]

FUND FACTS

Goal: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:

   -    U.S. Treasury Obligations
   -    Repurchase Agreements

INVESTMENT ADVISER (the "Adviser"):

   -    SSgA Funds Management, Inc. ("SSgA FM")

DISTRIBUTOR:

   -    ALPS Distributors, Inc. ("ADI")

PERFORMANCE

The following bar chart and performance table provide some indication of the risks of investing in the Fund by illustrating the changes in the Fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

[CHART]

YEAR-BY-YEAR TOTAL RETURN

PLOT POINTS

   12/31/1995            5.68%
   12/31/1996            5.17%
   12/31/1997            5.29%
   12/31/1998            5.15%
   12/31/1999            4.68%
   12/31/2000            5.98%
   12/31/2001            3.77%
   12/31/2002            1.42%
   12/31/2003            0.88%

During the periods shown in the chart for the Fund, the highest return for a quarter was 1.55% (quarter ending December 31, 2000), and the lowest return for a quarter was 0.18% (quarter ending December 31, 2003). The Fund's year-to-date return for the period ended June 30, 2004, was 0.33%.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIOD ENDED DECEMBER 31, 2003)

                                              INCEPTION      1       5       SINCE
                                                DATE        YEAR    YEAR   INCEPTION
U.S. Treasury Money Market Fund             May 25, 1994    0.88%   3.32%    4.22%

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Load                                          None
Maximum Deferred Sales Charge                               None
Redemption Fee                                              None
Exchange Fee                                                None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                            0.105%*
Distribution (12b-1) Fees                                   None
Other Expenses                                             1.078%**
Total Annual Fund Operating Expenses                       1.183%
Fee Waiver                                                 0.853%**
Net Annual Fund Operating Expenses                         0.330%

*The table above has been restated to reflect current management fees for SSgA Funds Management, Inc. ("SSgA FM").

**The amount for "Other Expenses" includes administration fees payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2005. As a result, net annual operating expenses for the Fund will be no more than 0.33%. In addition, SSgA FM has voluntarily agreed to waive a portion of their advisory fee for the Fund until assets for that Fund reach $1 billion.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that the Fund returns 5% each year and that the Fund's operating expenses remain the same. After one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                            ONE      THREE      FIVE       TEN
                                            YEAR     YEARS      YEARS     YEARS
U.S. TREASURY MONEY MARKET FUND            $   34    $  291    $  568    $ 1,358

WHO MANAGES THE FUND?

SSgA Funds Management, Inc. ("SSgA FM"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Investment Adviser to the Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. As of June 30, 2004, SSgA FM had over $101.7 billion in assets under management. SSgA FM, and any other advisory affiliates of State Street comprise State Street Global Advisors ("SSgA"), the investment management arm of State Street. With approximately $1.2 trillion in assets as of June 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

During the period of the Investment Advisory and Management Agreement, the Funds will be managed by a team of investment professionals. SSgA FM uses a team approach to create an environment that encourages the flow of investment ideas.

Pursuant to the Investment Advisory and Management Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. SSgA FM is entitled to receive management fees of 0.105%. SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07% for the Fund until assets for that Fund reach $1 billion dollars. Prior to June 10, 2003, SSgA FM was entitled to receive management fees of 0.04% on the first $500 million of average net assets of the Fund, 0.06% on the next $500 million and 0.08% on average net assets in excess of $1 billion. During the fiscal year ended April 30, 2004, the Fund paid SSgA FM 0.07% of average net assets of the Fund in advisory fees.

ADMINISTRATIVE SERVICES AGREEMENT. Financial Investors Trust (the "Trust") has entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services and generally assists in the operation of the Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS receives a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $600,000 or 0.26% of average daily net assets of the Fund up to $500 million; 0.24% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.22% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive from the Fund and to assume a portion of fund expenses, to the extent necessary for the Fund to maintain an expense ratio that does not exceed 0.33% of the average net assets of the Fund, until at least April 30, 2005.

HOW DO I INVEST IN THE FUND?

HOW ARE INVESTMENTS MADE? As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds") or by check. Your check must be payable in U.S. dollars to the Fund and be drawn on a bank located within the U.S.

Federal Funds should be wired to:

     State Street Bank & Trust Co.
     ABA# 011000028
     U.S. Treasury Money Market Fund
     Credit DDA# 22404081
     (Account Registration)
     (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. The Fund reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

                                        OVERNIGHT ADDRESS:
     Financial Investors Trust          Financial Investors Trust
     P.O. Box 44035                     1625 Broadway, Suite 2200
     Denver, CO 80201-4035              Denver, CO 80202

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 4:30 p.m. Eastern Time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS -- The minimum initial investment in the Fund is $100,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $25,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $25,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES You may redeem all or any part of the value of your account(s) on any Business Day (as defined in the section entitled "How Are Fund Shares Valued?"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 4:30 p.m. Eastern Time on a Business Day, the Fund will generally send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to Financial Investors Trust, P.O. Box 44035, Denver, CO 80201-4035 or overnight to 1625 Broadway, Suite 2200, Denver, CO 80202. You must sign a redemption request. Your written redemption request must:

(i) state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be an ink stamp or medallion that states "Signature(s) Guaranteed" and must be signed by an authorized person at the guarantor institution with that person's title and the date. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's Account Application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at 800.298.3442 (or sending a facsimile transmission to the Fund at 303.825.2575 and giving the account name, account number, personal identification number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "REGULAR REDEMPTIONS." The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTIONS."

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security, which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

CHECK REDEMPTION: You may write an unlimited number of checks drawn on your account by either requesting the privilege on your account application or by sending a written request to the Fund. In order to establish the checkwriting option, you must manually sign a signature card that includes all authorized individuals. Checks will be sent only to the registered owner(s) of the account and only to the address of record. Checks may be made payable to the order of any person. When a check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of your Fund shares to cover the amount of the check. Shares earn dividends through the day the redemption is processed. There is no charge to you for the use of the checks; however, the Transfer Agent will impose a charge for stopping payment of a check upon your request, or if the Transfer Agent cannot honor a check due to insufficient funds or other valid reasons. A request to reverse a stop payment order must be received in writing.

Checks may not be written to redeem shares purchased by check until the date that good funds are credited to the Fund's custodian by its correspondent bank. If the amount of the check is greater than the value of the shares in your account, the check will be returned marked "Insufficient Funds." Checks written on amounts subject to the hold described above will be returned marked "Uncollected." If your check does not clear, you will be responsible for any loss the Fund, Custodian, or Transfer Agent may incur. A check may not be used to close an account.

Checkwriting is not available to holders of shares in certificate form or if you are subject to Internal Revenue Service backup withholding. It is also inadvisable for you to write a check for an amount close to the total value of your account. The Trust reserves the right to terminate or alter the checkwriting service at any time.

EXCHANGE OF FUND SHARES You may sell your Fund shares and buy shares of the American Freedom U.S. Government Money Market Fund, U.S. Government Money Market Fund, Prime Money Market Fund, or other investment portfolios of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund in which you are considering investing. If you have established the privilege on your Account Application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at 800.298.3442.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The Fund into which you want to exchange must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at 800.298.3442 to request a current prospectus for the Fund into which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "REGULAR REDEMPTIONS." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM FUND SHARES - BY TELEPHONE AND FACSIMILE."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED? The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding. The Fund normally calculates its NAV at 5:00 p.m. Eastern Time on each day the New York Stock Exchange is open for business (a "Business Day").

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT? While municipal investors are generally exempt from Federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from Federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct, that they are not subject to backup withholding for failing to report income to the IRS, and that they are an U.S. person. If investors violate IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from Federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

   - Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;
   - Account History, including information about the transactions and balances in a customer's account; and
   - Correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

   -    Prior written consent is received.
   - The Fund believes the recipient to be the fund customer or the customer's authorized representative.
   -    The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains physical, electronic and procedural safeguards that comply with federal standards to guard customers' nonpublic personal information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1)For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at 800.298.3442.

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                   FOR THE YEAR ENDED APRIL 30,
                                                  2004           2003           2002           2001           2000
Net asset value, beginning of period           $     1.00     $     1.00     $     1.00     $     1.00     $     1.00

Income from investment operations
Net investment income                                0.01           0.01           0.03           0.06           0.05

Distributions
From net investment income                          (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
Net asset value, end of period                 $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
Total return+                                        0.76%          1.26%          2.53%          5.92%          5.01%

Ratios/Supplemental Data
Net assets, end of period (000)                $   45,762     $   80,935     $   88,395     $   74,590     $   78,943

Ratio of expenses to average net assets              0.33%          0.33%          0.33%          0.33%          0.33%
Ratio of net investment income to
  average net assets                                 0.78%          1.25%          2.51%          5.82%          4.85%
Ratio of expenses to average net assets
  without fee waivers                                1.18%          0.76%          0.69%          0.80%          0.72%
Ratio of net investment income to
  average net assets without fee waivers            (0.07)%         0.81%          2.15%          5.34%          4.46%

+Total return would have been lower had various fees not been waived during the period.

ADDITIONAL INFORMATION ABOUT THE FUND

You can request other information, including a statement of additional information, annual report, or semi-annual report, free of charge, by contacting ALPS at 800.298.3442 or writing to ALPS at 1625 Broadway, Suite 2200, Denver, Colorado, 80202.

The statement of additional information provides detailed information about the Fund and is incorporated into this prospectus by reference, which means that it is legally part of the prospectus. You may review and copy, upon payment of a duplicating fee, the Fund's statement of additional information, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C., 20549-0102. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 202.942.8090.

FINANCIAL INVESTORS TRUST FUNDS

   -    Are NOT insured by the FDIC, a bank or any agency of the U.S.
        government.
   -    Are NOT bank deposits or other obligations of or guaranteed by a bank.
   - Involve investment risks, including the possible loss of the principal amount invested.

[ALPS DISTRIBUTORS, INC. LOGO]

Investment Company Act File No. 811-08194

[FINANCIAL INVESTORS TRUST LOGO]

U.S. GOVERNMENT
MONEY MARKET FUND
CLASS I

PROSPECTUS
AUGUST 27, 2004

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether the information in this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of Contents

                                                                            PAGE
Investment Objective and Principal Risks                                       1

Performance                                                                    2

Fees and Expenses of the Fund                                                  3

Who Manages the Fund?                                                          4

How Do I Invest in the Fund?                                                   5

Privacy Policy                                                                11

Financial Highlights                                                          12

Additional Information About the Fund                                 Back Cover


No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

INVESTMENT OBJECTIVE AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE -- The investment objective of the U.S. Government Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests exclusively in obligations issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements collateralized to 102% by U.S. Treasury obligations and other direct obligations of the U.S. Government or its agencies. The Fund may also invest in mortgage related securities issued by various government agencies, such as the Government National Mortgage Association, and government related organizations, such as the Federal National Mortgage Association. The Fund will provide 60 days notice to shareholders if it decides to change its principal investment strategies. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

Obligations of certain agencies, instrumentalities, and corporations of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae, Freddie Mac, and the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury under certain circumstances; and still others are supported only by the credit of the agency, instrumentality, or corporation.

The Fund has obtained a money market fund rating of AAAm from Standard & Poor's(R) (S&P). The AAAm rating indicates that the Fund's safety is good and it has a sound capacity to maintain principal value and limit exposure to loss. To obtain such rating the Fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the Fund's performance. To maintain its rating, the Fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the Fund may be required to adopt additional strategies or policies to maintain this rating.

PRINCIPAL INVESTMENT RISKS -- An investment in the Fund is subject to the following principal risks:

   - INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

   - PREPAYMENT RISK. This investment risk is primarily associated with mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through the mortgage-

[SIDENOTE]

FUND FACTS

GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:

   -    U.S. Government Obligations

   -    Repurchase Agreements

   -    Asset-Backed and Mortgage-Related Securities

INVESTMENT ADVISER (the "Adviser"):

   -    SSgA Funds Management, Inc. ("SSgA FM")

DISTRIBUTOR:

   -    ALPS Distributors, Inc. ("ADI")
        backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

   - MORTGAGE BACKED-SECURITIES RISK. There are a number of important differences among the agencies, instrumentalities, and corporations of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities include:

           - GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") are guaranteed by GNMA as to the timely payment of principal and interest. This guarantee is backed by the full faith and credit of the United States, and Ginnie Mae may borrow from the U.S. Treasury to make payments under its guarantee;

           - Fannie Mae Mortgage Pass-Through Certificates are guaranteed by Fannie Mae as to the timely payment of interest and principal. This guarantee is supported by the right of Fannie Mae to borrow from the Treasury under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities, or corporations other than Fannie Mae; and

           - Freddie Mac Mortgage Participation Certificates (also knows as "PCs") are guaranteed by the Freddie Mac as to the timely payment of all scheduled interest and ultimate collection of all principal payments on the underlying mortgage loans. This guarantee is supported by the right of Freddie Mac to borrow from the Treasury under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities, or corporations other than Freddie Mac.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

FOR MORE INFORMATION ABOUT THE RISK FACTORS IDENTIFIED ABOVE, AND OTHER RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE SAI.

SHOULD I INVEST IN THE U.S. GOVERNMENT MONEY MARKET FUND?
The Fund is primarily intended for municipal investors, including municipalities, counties, and state agencies, as well as institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions.

PERFORMANCE

The following bar chart and performance table provide some indication of the risks of investing in the Fund by illustrating the changes in the Fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

[CHART]

Year-by-Year Total Return

PLOT POINTS

   12/31/1995            5.93%
   12/31/1996            5.08%
   12/31/1997            5.44%
   12/31/1998            5.39%
   12/31/1999            4.95%
   12/31/2000            6.22%
   12/31/2001            4.06%
   12/31/2002            1.65%
   12/31/2003            1.02%

During the periods shown in the chart for the Fund, the highest return for a quarter was 1.62% (quarter ending June 30, 1995), and the lowest return for a quarter was 0.23% (quarter ending December 31, 2003). The Fund's year-to-date return for the period ended June 30, 2004, was 0.43%.

AVERAGE ANNUAL TOTAL RETURNS
(for the period ended December 31, 2003)

                                             INCEPTION       1       5       SINCE
                                               DATE         YEAR    YEAR   INCEPTION
U.S. Government Money
Market Fund - Class I                       June 7, 1994    1.02%   3.56%    4.37%

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Load                                          None
Maximum Deferred Sales Charge                               None
Redemption Fee                                              None
Exchange Fee                                                None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                            0.105%*
Distribution (12b-1) Fees                                   None
Other Expenses                                             0.181%**
Total Annual Fund Operating Expenses                       0.286%
Fee Waiver                                                (0.086)%**
Net Annual Fund Operating Expenses                         0.200%

*The table above has been restated to reflect current management fees for SSgA Funds Management, Inc. ("SSgA FM")
**The amount for "Other Expenses" includes administration fees payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2005. As a result, net annual operating expenses for the Fund will be no more than 0.20%. In addition, SSgA FM has voluntarily agreed to waive a portion of their advisory fee for the Fund until assets for that Fund reach $1 billion.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that the Fund returns 5% each year and that the Fund's operating expenses remain the same. After one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               ONE      THREE    FIVE      TEN
                                               YEAR     YEARS    YEARS    YEARS
U.S. GOVERNMENT MONEY
MARKET FUND - CLASS I                         $   20   $   83   $  152   $   355

WHO MANAGES THE FUND?

SSgA Funds Management, Inc. ("SSgA FM"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Investment Adviser to the Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. As of June 30, 2004, SSgA FM had over $101.7 billion in assets under management. SSgA FM, and any other advisory affiliates of State Street comprise State Street Global Advisors ("SSgA"), the investment management arm of State Street. With approximately $1.2 trillion in assets as of June 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

During the period of the Investment Advisory and Management Agreement, the Funds will be managed by a team of investment professionals. SSgA FM uses a team approach to create an environment that encourages the flow of investment ideas.

Pursuant to the Investment Advisory and Management Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. SSgA FM is entitled to receive management fees of 0.105%. SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07% for the Fund until assets for that Fund reach $1 billion dollars. Prior to June 10, 2003, SSgA FM was entitled to receive management fees of 0.04% on the first $500 million of average net assets of the Fund, 0.06% on the next $500 million and 0.08% on average net assets in excess of $1 billion. During the fiscal year ended April 30, 2004, the Fund paid SSgA FM 0.07% of average net assets of the Fund in advisory fees.

ADMINISTRATIVE SERVICES AGREEMENT. Financial Investors Trust (the "Trust") has entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services and generally assists in the operation of the Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS is entitled to receive a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $360,000 or 0.16% of average daily net assets of the Fund up to $500 million; 0.14% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.12% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive from the Fund and to assume a portion of fund expenses, to the extent necessary for the Fund to maintain an expense ratio that does not exceed 0.20% of the average net assets of the Fund, until at least April 30, 2005.

HOW DO I INVEST IN THE FUND?

HOW ARE INVESTMENTS MADE? As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds") or by check. Your check must be payable in U.S. dollars to the Fund and be drawn on a bank located within the U.S.

Federal Funds should be wired to:

     State Street Bank & Trust Co.
     ABA# 011000028
     U.S. Government Money Market Fund-Class I
     Credit DDA# 22404081

     (Account Registration)
     (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. The Fund reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

                                        OVERNIGHT ADDRESS:
     Financial Investors Trust          Financial Investors Trust
     P.O. Box 44035                     1625 Broadway, Suite 2200
     Denver, CO 80201-4035              Denver, CO 80202

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 4:30 p.m. Eastern Time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS - The minimum initial investment in the Fund is $500,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $125,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $125,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES You may redeem all or any part of the value of your account(s) on any Business Day (as defined in the section entitled "How Are Fund Shares Valued?"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 4:30 p.m. Eastern Time on a Business Day, the Fund will generally send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to Financial Investors Trust, P.O. Box 44035, Denver, CO 80201-4035 or overnight to 1625 Broadway, Suite 2200, Denver, CO 80202. You must sign a redemption request. Your written redemption request must:

(i) state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be an ink stamp or medallion that states "Signature(s) Guaranteed" and must be signed by an authorized person at the guarantor institution with that person's title and the date. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's Account Application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at 800.298.3442 (or sending a facsimile transmission to the Fund at 303.825.2575 and giving the account name, account number, personal identification number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "REGULAR REDEMPTIONS." The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTIONS."

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security, which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

EXCHANGE OF FUND SHARES You may sell your Fund shares and buy shares of the American Freedom U.S. Government Money Market Fund, U.S. Treasury Money Market Fund, Prime Money Market Fund, or other investment portfolios of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund in which you are considering investing. If you have established the privilege on your Account Application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at 800.298.3442.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The Fund into which you want to exchange must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at 800.298.3442 to request a current prospectus for the Fund into which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "REGULAR REDEMPTIONS." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM FUND SHARES - BY TELEPHONE AND FACSIMILE."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED? The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding. The Fund normally calculates its NAV at 5:00 p.m. Eastern Time on each day the New York Stock Exchange is open for business (a "Business Day").

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT? While municipal investors are generally exempt from Federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from Federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct, that they are not subject to backup withholding for failing to report income to the IRS, and that they are a U.S. person. If investors violate IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from Federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

   - Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;
   - Account History, including information about the transactions and balances in a customer's account; and
   - Correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

   -    Prior written consent is received.
   - The Fund believes the recipient to be the fund customer or the customer's authorized representative.
   -    The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains physical, electronic and procedural safeguards that comply with federal standards to guard customers' nonpublic personal information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1)For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at 800.298.3442.

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                  FOR THE YEAR ENDED APRIL 30,
                                                2004           2003           2002           2001           2000
Net asset value, beginning of period         $     1.00     $     1.00     $     1.00     $     1.00     $     1.00

Income from investment operations
Net investment income                              0.01           0.01           0.03           0.06           0.05

Distributions
From net investment income                        (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
Net asset value, end of period               $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
Total return+                                      0.93%          1.43%          2.87%          6.14%          5.27%

Ratios/Supplemental Data
Net assets, end of period (000)              $  245,482     $  407,147     $  466,482     $  343,856     $  223,152

Ratio of expenses to average net assets            0.20%          0.20%          0.20%          0.20%          0.20%
Ratio of net investment income to
  average net assets                               0.94%          1.42%          2.78%          5.96%          5.12%
Ratio of expenses to average net assets
  without fee waivers                              0.28%          0.21%          0.21%          0.21%          0.22%
Ratio of net investment income to
  average net assets without fee waivers           0.86%          1.41%          2.77%          5.95%          5.10%

+Total return would have been lower had various fees not been waived during the period.

ADDITIONAL INFORMATION ABOUT THE FUND

You can request other information, including a statement of additional information, annual report, or semi-annual report, free of charge, by contacting ALPS at 800.298.3442 or writing to ALPS at 1625 Broadway, Suite 2200, Denver, Colorado, 80202.

The statement of additional information provides detailed information about the Fund and is incorporated into this prospectus by reference, which means that it is legally part of the prospectus. You may review and copy, upon payment of a duplicating fee, the Fund's statement of additional information, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C., 20549-0102. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 202.942.8090.

FINANCIAL INVESTORS TRUST FUNDS

   -    Are NOT insured by the FDIC, a bank or any agency of the U.S.
        government.
   -    Are NOT bank deposits or other obligations of or guaranteed by a bank.
   - Involve investment risks, including the possible loss of the principal amount invested.

[ALPS DISTRIBUTORS, INC. LOGO]

Investment Company Act File No. 811-08194

[FINANCIAL INVESTORS TRUST LOGO]

U.S. GOVERNMENT
MONEY MARKET FUND
CLASS II

PROSPECTUS
AUGUST 27, 2004

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether the information in this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                                                            PAGE
Investment Objective and Principal Risks                                       1

Performance                                                                    2

Fees and Expenses of the Fund                                                  3

Who Manages the Fund?                                                          4

How Do I Invest in the Fund?                                                   5

Distribution Plan                                                              8

Privacy Policy                                                                 9

Financial Highlights                                                          10

Additional Information About the Fund                                 Back Cover


No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

INVESTMENT OBJECTIVE AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE -- The investment objective of the U.S. Government Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests exclusively in obligations issued or guaranteed as to principal and interest by the U.S. government and repurchase agreements collateralized to 102% by U.S. Treasury obligations and other direct obligations of the U.S. government or its agencies. The Fund may also invest in mortgage related securities issued by various government agencies, such as the Government National Mortgage Association, and government related organizations, such as the Federal National Mortgage Association. The Fund will provide 60 days notice to shareholders if it decides to change its principal investment strategies. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

Obligations of certain agencies, instrumentalities, and corporations of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae, Freddie Mac, and the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury under certain circumstances; and still others are supported only by the credit of the agency, instrumentality, or corporation.

The Fund has obtained a money market fund rating of AAAm from Standard & Poor's(R) (S&P). The AAAm rating indicates that the Fund's safety is good and it has a sound capacity to maintain principal value and limit exposure to loss. To obtain such rating the Fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the Fund's performance. To maintain its rating, the Fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the Fund may be required to adopt additional strategies or policies to maintain this rating.

PRINCIPAL INVESTMENT RISKS -- An investment in the Fund is subject to the following principal risks:

   - INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

   - PREPAYMENT RISK. This investment risk is primarily associated with mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through the mortgage-

[SIDENOTE]

FUND FACTS

GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:

   -    U.S. Government Obligations

   -    Repurchase Agreements

   -    Asset-Backed and Mortgage-Related Securities

INVESTMENT ADVISER (the "Adviser"):

   -    SSgA Funds Management, Inc. ("SSgA FM")

DISTRIBUTOR:

   -    ALPS Distributors, Inc. ("ADI")
        backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

   - MORTGAGE BACKED-SECURITIES RISK. There are a number of important differences among the agencies, instrumentalities, and corporations of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities include:

           - GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") are guaranteed by GNMA as to the timely payment of principal and interest. This guarantee is backed by the full faith and credit of the United States, and Ginnie Mae may borrow from the U.S. Treasury to make payments under its guarantee;

           - Fannie Mae Mortgage Pass-Through Certificates are guaranteed by Fannie Mae as to the timely payment of interest and principal. This guarantee is supported by the right of Fannie Mae to borrow from the Treasury under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities, or corporations other than Fannie Mae; and

           - Freddie Mac Mortgage Participation Certificates (also known as "PCs") are guaranteed by the Freddie Mac as to the timely payment of all scheduled interest and ultimate collection of all principal payments on the underlying mortgage loans. This guarantee is supported by the right of Freddie Mac to borrow from the Treasury under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities, or corporations other than Freddie Mac.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

FOR MORE INFORMATION ABOUT THE RISK FACTORS IDENTIFIED ABOVE, AND OTHER RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE SAI.

SHOULD I INVEST IN THE U.S. GOVERNMENT MONEY MARKET FUND?
Class II shares of the Fund are primarily intended for municipal investors, including municipalities, counties, and state agencies, as well as institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions.

PERFORMANCE

The following bar chart and performance table provide some indication of the risks of investing by illustrating the changes in the Fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

[CHART]

YEAR-BY-YEAR TOTAL RETURN

PLOT POINT

   12/31/2003             0.80%

During the periods shown in the chart for the Fund, the highest return for a quarter was 0.35% (quarter ending September 30, 2002), and the lowest return for a quarter was 0.16% (quarter ending December 31, 2003). The Fund's year-to-date return for the period ended June 30, 2004, was 0.30%.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIOD ENDED DECEMBER 31, 2003)

                                              INCEPTION         1         SINCE
                                                DATE           YEAR     INCEPTION
U.S. Government Money
Market Fund - Class II                      June 18, 2002      0.80%       0.98%

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold Class II shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Load                                          None
Maximum Deferred Sales Charge                               None
Redemption Fee                                              None
Exchange Fee                                                None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                            0.105%*
Distribution (12b-1) Fees                                  0.250%
Other Expenses                                             0.182%**
Total Annual Fund Operating Expenses                       0.537%
Fee Waiver                                                (0.087)%**
Net Annual Fund Operating Expenses                         0.450%

*The table above has been restated to reflect current management fees for SSgA Funds Management, Inc. ("SSgA FM").
**The amount for "Other Expenses" includes administration fees payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses until at least April 30, 2005. As a result, net annual operating expenses for the Fund will be no more than 0.45%. In addition, SSgA FM has voluntarily agreed to waive a portion of their advisory fee for the Fund until assets for that Fund reach $1 billion.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that the Fund returns 5% each year and that the Fund's operating expenses remain the same. After one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               ONE      THREE    FIVE      TEN
                                               YEAR     YEARS    YEARS    YEARS
U.S. GOVERNMENT MONEY
MARKET FUND - CLASS II                        $   46   $  163   $  292   $   665

WHO MANAGES THE FUND?

SSgA Funds Management, Inc. ("SSgA FM"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Investment Adviser to the Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. As of June 30, 2004, SSgA FM had over $101.7 billion in assets under management. SSgA FM, and any other advisory affiliates of State Street comprise State Street Global Advisors ("SSgA"), the investment management arm of State Street. With approximately $1.2 trillion in assets as of June 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

During the period of the Investment Advisory and Management Agreement, the Funds will be managed by a team of investment professionals. SSgA FM uses a team approach to create an environment that encourages the flow of investment ideas.

Pursuant to the Investment Advisory and Management Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. SSgA FM is entitled to receive management fees of 0.105%. SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07% for the Fund until assets for that Fund reach $1 billion dollars. Prior to June 10, 2003, SSgA FM was entitled to receive management fees of 0.04% on the first $500 million of average net assets of the Fund, 0.06% on the next $500 million and 0.08% on average net assets in excess of $1 billion. During the fiscal year ended April 30, 2004, the Fund paid SSgA FM 0.07% of average net assets of the Fund in advisory fees.

ADMINISTRATIVE SERVICES AGREEMENT. Financial Investors Trust (the "Trust") has entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services and generally assists in the operation of the Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS is entitled to receive a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $360,000 or 0.16% of average daily net assets of the Fund up to $500 million; 0.14% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.12% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive from the Fund and to assume a portion of fund expenses, to the extent necessary for Class II of the Fund to maintain an expense ratio that does not exceed 0.45% of average net assets, until at least April 30, 2005.

HOW DO I INVEST IN THE FUND?

HOW ARE INVESTMENTS MADE? As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds") or by check. Your check must be payable in U.S. dollars to the Fund and be drawn on a bank located within the United States.

Federal Funds should be wired to:

     State Street Bank & Trust Co.
     ABA# 011000028
     U.S. Government Money Market Fund, Class II
     Credit DDA# 22404081
     (Account Registration)
     (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. The Fund reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

                                        OVERNIGHT ADDRESS:
     Financial Investors Trust          Financial Investors Trust
     P.O. Box 44035                     1625 Broadway, Suite 2200
     Denver, Colorado 80201-4035        Denver, CO 80202

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 4:30 p.m. Eastern time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS The minimum initial investment in the Fund is $25,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $5,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $5,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES You may redeem all or any part of the value of your account(s) on any Business Day (as defined in the section entitled "How Are Fund Shares Valued?"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 4:30 p.m. Eastern time on a Business Day, the Fund will generally send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to Financial Investors Trust, P.O. Box 44035, Denver, CO 80201-4035 or overnight to 1625 Broadway, Suite 2200, Denver, CO 80202. You must sign a redemption request. Your written redemption request must:

(i) state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be an ink stamp or medallion that states "Signature(s) Guaranteed" and must be signed by an authorized person at the guarantor institution with that person's title and the date. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's account application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at 800.298.3442 (or sending a facsimile transmission to the Fund at 303.825.2575 and giving the account name, account number, personal identification number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "REGULAR REDEMPTIONS." The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTIONS."

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security, which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

EXCHANGE OF FUND SHARES You may sell your Fund shares and buy shares of the U.S. Treasury Money Market Fund, American Freedom U.S. Government Money Market, and Prime Money Market Fund, or other investment portfolios of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund in which you are considering investing. If you have established the privilege on your account application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at 800.298.3442.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The Fund into which you want to exchange must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at 800.298.3442 to request a current prospectus for the Fund into which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "REGULAR REDEMPTIONS." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM FUND SHARES - BY TELEPHONE AND FACSIMILE."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED? The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding. The Fund normally calculates its NAV at 5:00 p.m. Eastern time, on each day the New York Stock Exchange is open for business (a "Business Day").

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT? While municipal investors are generally exempt from federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct, that they are not subject to backup withholding for failing to report income to the IRS, and that they are a U.S. person. If investors violate IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

DISTRIBUTION PLAN

The Trustees have adopted a distribution plan on behalf of Class II of the Fund pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. The distribution plan provides for payment of a fee to ADI at the annual rate of up to 0.25% of the average net assets of Class II for distribution-related services. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The aforementioned services include, but are not limited to the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses and reports to recipients other than existing shareholders; obtaining such information, analysis and reports with respect to marketing and promotional activities as ADI may, from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class II shares of the Fund; and providing training, marketing and support to such dealers and others with respect to the sale of Class II shares of the Fund. The distribution fee is an expense of Class II in addition to the management fee and administration fee, and will reduce the net income and total return of that Class.

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

   - Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;
   - Account History, including information about the transactions and balances in a customer's account; and
   - Correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

   -    Prior written consent is received.
   - The Fund believes the recipient to be the fund customer or the customer's authorized representative.
   -    The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains physical, electronic and procedural safeguards that comply with federal standards to guard customers' nonpublic personal information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1)For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at 800.298.3442.

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                             FOR THE
                                                            YEAR ENDED       FOR THE PERIOD ENDED
                                                          APRIL 30, 2004       APRIL 30, 2003(1)
Net asset value, beginning of period                         $   1.00             $   1.00

Income from investment operations
Net investment income                                            0.01                 0.01

Distributions
From net investment income                                      (0.01)               (0.01)
Net asset value, end of period                               $   1.00             $   1.00
Total return+                                                    0.67%                1.03%

Ratios/Supplemental Data

Net assets, end of period (000)                              $  1,736             $  2,164
Ratio of expenses to average net assets                          0.45%                0.45%*
Ratio of net investment income to
  average net assets                                             0.68%                0.92%*
Ratio of expenses to average net assets
  without fee waivers                                            0.53%                0.46%*
Ratio of net investment income to
  average net assets without fee waivers                         0.60%                0.91%*

* Annualized
+ Total return would have been lower had various fees not been waived during the period.
(1) Class II commenced operations on June 18, 2002.

ADDITIONAL INFORMATION ABOUT THE FUND

You can request other information, including a statement of additional information, annual report, or semi-annual report, free of charge, by contacting ALPS at 800.298.3442 or writing to ALPS at 1625 Broadway, Suite 2200, Denver, Colorado, 80202.

The statement of additional information provides detailed information about the Fund and is incorporated into this prospectus by reference, which means that it is legally part of the prospectus. You may review and copy, upon payment of a duplicating fee, the Fund's statement of additional information, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C., 20549-0102. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 202.942.8090.

FINANCIAL INVESTORS TRUST FUNDS

   -    Are NOT insured by the FDIC, a bank or any agency of the U.S.
        government.
   -    Are NOT bank deposits or other obligations of or guaranteed by a bank.
   - Involve investment risks, including the possible loss of the principal amount invested.

[ALPS DISTRIBUTORS, INC. LOGO]

Investment Company Act File No. 811-08194

[FINANCIAL INVESTORS TRUST LOGO]

PRIME MONEY MARKET FUND
CLASS I

PROSPECTUS
AUGUST 27, 2004

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether the information in this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                                                            PAGE
Investment Objective and Principal Risks                                       1

Performance                                                                    2

Fees and Expenses of the Fund                                                  3

Who Manages the Fund?                                                          4

How Do I Invest in the Fund?                                                   5

Privacy Policy                                                                 9

Financial Highlights                                                          10

Additional Information About the Fund                                 Back Cover


No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

INVESTMENT OBJECTIVE AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE -- The investment objective of the Prime Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- In seeking to achieve its investment objective, the Fund's investments include, but are not limited to, the following U.S. dollar denominated, short-term money market instruments: (1) U.S. Government Obligations, including stripped U.S. Government Obligations; (2) debt obligations of corporations, banks, savings and loan institutions, insurance companies and mortgage bankers; (3) commercial paper, including those with floating or variable rates of interest; (4) foreign bank obligations; (5) repurchase agreements; and (6) asset-backed and mortgage-related securities. In any event, however, the Fund will only invest in those securities that the Adviser, under the direction of the Board of Trustees of Financial Investors Trust (the "Board"), determines present minimal credit risk and that the Adviser determines are "eligible securities." Eligible securities are those securities that are rated in one of the two highest categories by a National Recognized Statistical Rating Organization ("NRSRO") or, if the security is unrated, the Adviser has determined that the security is comparable to similarly rated securities. Only these types of securities are considered "prime" by the Adviser. The Fund's average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. Also, the securities held by the Fund will, at the time of purchase, have remaining maturities of 13 months or less.

Obligations of certain agencies, instrumentalities, and corporations of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae, Freddie Mac, and the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury under certain circumstances; and still others are supported only by the credit of the agency, instrumentality, or corporation.

The Fund has obtained a money market fund rating of AAAm from Standard & Poor's(R) (S&P). The AAAm rating indicates that the Fund's safety is good and it has a sound capacity to maintain principal value and limit exposure to loss. To obtain such rating the Fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the Fund's performance. To maintain its rating, the Fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the Fund may be required to adopt additional strategies or policies to maintain this rating.

PRINCIPAL INVESTMENT RISKS -- An investment in the Fund is subject to the following principal risks:

   - INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to

[SIDENOTE]

FUND FACTS

GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:

   -    U.S. Government Obligations
   -    Corporate Debt Obligations
   -    Commercial Paper
   -    Foreign Bank Obligations
   -    Repurchase Agreements
   -    Asset-Backed and Mortgage-Related Securities

INVESTMENT ADVISER (the "Adviser"):

   -    SSgA Funds Management, Inc. ("SSgA FM")

DISTRIBUTOR:

   -    ALPS Distributors, Inc. ("ADI")
        reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

   - CREDIT RISK. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

   - PREPAYMENT RISK. This investment risk is primarily associated with mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

   - MORTGAGE BACKED-SECURITIES RISK. There are a number of important differences among the agencies, instrumentalities, and corporations of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities include:

           - GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") are guaranteed by GNMA as to the timely payment of principal and interest. This guarantee is backed by the full faith and credit of the United States, and Ginnie Mae may borrow from the U.S. Treasury to make payments under its guarantee;

           - Fannie Mae Mortgage Pass-Through Certificates are guaranteed by Fannie Mae as to the timely payment of interest and principal. This guarantee is supported by the right of Fannie Mae to borrow from the Treasury under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities, or corporations other than Fannie Mae; and

           - Freddie Mac Mortgage Participation Certificates (also known as "PCs") are guaranteed by the Freddie Mac as to the timely payment of all scheduled interest and ultimate collection of all principal payments on the underlying mortgage loans. This guarantee is supported by the right of Freddie Mac to borrow from the Treasury under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities, or corporations other than Freddie Mac.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

FOR MORE INFORMATION ABOUT THE RISK FACTORS IDENTIFIED ABOVE, AND OTHER RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE SAI.

SHOULD I INVEST IN THE PRIME MONEY MARKET FUND? The Class I shares of the Fund are primarily intended for municipal investors, including municipalities, counties, and state agencies, as well as institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions.

PERFORMANCE

The following bar chart and performance table provide some indication of the risks of investing in the Fund by illustrating the changes in the Fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

[CHART]

YEAR-BY-YEAR TOTAL RETURN

PLOT POINTS

   12/31/1999            5.08%
   12/31/2000            5.75%
   12/31/2001            4.09%
   12/31/2002            1.65%
   12/31/2003            1.03%

During the periods shown in the chart for the Fund, the highest return for a quarter was 1.63% (quarter ending December 31, 2000), and the lowest return for a quarter was 0.23% (quarter ending December 31, 2003). The Fund's year-to-date return for the period ended June 30, 2004, was 0.45%.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIOD ENDED DECEMBER 31, 2003)

                                            INCEPTION          1         5         SINCE
                                              DATE            YEAR      YEAR     INCEPTION
Prime Money Market Fund - Class I       December 10, 1998     1.03%     3.50%      3.53%

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Load                                          None
Maximum Deferred Sales Charge                               None
Redemption Fee                                              None
Exchange Fee                                                None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                            0.105%*
Distribution (12b-1) Fees                                   None
Other Expenses                                             0.252%**
Total Annual Fund Operating Expenses                       0.357%
Fee Waiver                                                (0.157)%**
Net Annual Fund Operating Expenses                         0.200%

*The table above has been restated to reflect current management fees for SSgA Funds Management, Inc. ("SSgA FM").
**The amount for "Other Expenses" includes administration fees payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2005. As a result, net annual operating expenses for the Fund will be no more than 0.20%. In addition, SSgA FM has voluntarily agreed to waive a portion of their advisory fee for the Fund until assets for that Fund reach $1 billion.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that the Fund returns 5% each year and that the Fund's operating expenses remain the same. After one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               ONE      THREE    FIVE      TEN
                                               YEAR     YEARS    YEARS    YEARS
PRIME MONEY MARKET FUND -
CLASS I                                       $   20   $   99   $  185   $   436

WHO MANAGES THE FUND?

SSgA Funds Management, Inc. ("SSgA FM"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Investment Adviser to the Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. As of June 30, 2004, SSgA FM had over $101.7 billion in assets under management. SSgA FM, and any other advisory affiliates of State Street comprise State Street Global Advisors ("SSgA"), the investment management arm of State Street. With approximately $1.2 trillion in assets as of June 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

During the period of the Investment Advisory and Management Agreement, the Funds will be managed by a team of investment professionals. SSgA FM uses a team approach to create an environment that encourages the flow of investment ideas.

Pursuant to the Investment Advisory and Management Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. SSgA FM is entitled to receive management fees of 0.105%. SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07% for the Fund until assets for that Fund reach $1 billion dollars. Prior to June 10, 2003, SSgA FM was entitled to receive management fees of 0.04% on the first $500 million of average net assets of the Fund, 0.06% on the next $500 million and 0.08% on average net assets in excess of $1 billion. During the fiscal year ended April 30, 2004, the Fund paid SSgA FM 0.07% of average net assets of the Fund in advisory fees.

ADMINISTRATIVE SERVICES AGREEMENT. Financial Investors Trust (the "Trust") has entered into an administrative services agreement with ALPS. Underthe administrative services agreement, ALPS provides the Fund with certain administrative and clerical services and generally assists in the operation of the Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS is entitled to receive a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $360,000 or 0.16% of average daily net assets of the Fund up to $500 million; 0.14% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.12% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive from the Fund, and to assume a portion of fund expenses, to the extent necessary for Class I of the Fund to maintain an expense ratio that does not exceed 0.20% of average net assets, until at least April 30, 2005.

HOW DO I INVEST IN THE FUND?

HOW ARE INVESTMENTS MADE? As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds") or by check. Your check must be payable in U.S. dollars to the Fund and be drawn on a bank located within the U.S.

Federal Funds should be wired to:

     State Street Bank & Trust Co.
     ABA# 011000028
     Prime Money Market Fund-Class I
     Credit DDA# 22404081
     (Account Registration)
     (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. The Fund reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

                                        OVERNIGHT ADDRESS:
     Financial Investors Trust          Financial Investors Trust
     P.O. Box 44035                     1625 Broadway, Suite 2200
     Denver, CO 80201-4035              Denver, CO 80202

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 4:30 p.m. Eastern Time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS -- The minimum initial investment in the Fund is $500,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $125,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $125,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES: You may redeem all or any part of the value of your account(s) on any Business Day (as defined in the section entitled "How Are Fund Shares Valued?"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 4:30 p.m. Eastern Time on a Business Day, the Fund will generally send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to Financial Investors Trust, P.O. Box 44035, Denver, CO 80201-4035 or overnight to 1625 Broadway, Suite 2200, Denver, CO 80202. You must sign a redemption request. Your written redemption request must:

(i) state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT

ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be an ink stamp or medallion that states "Signature(s) Guaranteed" and must be signed by an authorized person at the guarantor institution with that person's title and the date. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's Account Application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at 800.298.3442 (or sending a facsimile transmission to the Fund at 303.825.2575 and giving the account name, account number, Personal Identification Number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "REGULAR REDEMPTIONS." The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTIONS."

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security, which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

EXCHANGE OF FUND SHARES You may sell your Fund shares and buy shares of the American Freedom U.S. Government Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund, or other investment portfolios of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund in which you are considering investing. If you have established the privilege on your Account Application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at 800.298.3442.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The Fund into which you want to exchange must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at 800.298.3442 to request a current prospectus for the Fund into which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "REGULAR REDEMPTIONS." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM FUND SHARES - BY TELEPHONE AND FACSIMILE."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED? The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding. The Fund normally calculates its NAV at 5:00 p.m. Eastern Time on each day the New York Stock Exchange is open for business (a "Business Day").

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT? While municipal investors are generally exempt from Federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from Federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct, that they are not subject to backup withholding for failing to report income to the IRS, and that they are a U.S. person. If investors violate IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from Federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

   - Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;
   - Account History, including information about the transactions and balances in a customer's account; and
   - Correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

   -    Prior written consent is received.
   - The Fund believes the recipient to be the fund customer or the customer's authorized representative.
   -    The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains physical, electronic and procedural safeguards that comply with federal standards to guard customers' nonpublic personal information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1) For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at 800.298.3442.

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                  FOR THE YEAR ENDED APRIL 30,
                                                2004           2003           2002           2001           2000
Net asset value, beginning of period         $     1.00     $     1.00     $     1.00     $     1.00     $     1.00

Income from investment operations
Net investment income                              0.01           0.01           0.03           0.06           0.05
Net realized gain                                  0.00*             -              -              -              -
Total from investment operations                   0.01           0.01           0.03           0.06           0.05

Distributions
From net investment income                        (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
From net realized gain                             0.00*             -              -              -              -
Total distributions                               (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
Net asset value, end of period               $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
Total return+                                      0.95%          1.42%          2.88%          6.23%          5.43%

Ratios/Supplemental Data
Net assets, end of period (000)              $  117,879     $   98,079     $  138,272     $  120,383     $  140,005

Ratio of expenses to average net assets            0.20%          0.20%          0.20%          0.20%          0.20%
Ratio of net investment income to
  average net assets                               0.95%          1.46%          2.74%          6.06%          5.37%
Ratio of expenses to average net assets
  without fee waivers                              0.35%          0.26%          0.28%          0.33%          0.28%
Ratio of net investment income to
  average net assets without fee waivers           0.79%          1.41%          2.66%          5.93%          5.28%

*Less than $.005 per share
+Total return would have been lower had various fees not been waived during the period.

ADDITIONAL INFORMATION ABOUT THE FUND

You can request other information, including a statement of additional information, annual report, or semi-annual report, free of charge, by contacting ALPS at 800.298.3442 or writing to ALPS at 1625 Broadway, Suite 2200, Denver, Colorado, 80202.

The statement of additional information provides detailed information about the Fund and is incorporated into this prospectus by reference, which means that it is legally part of the prospectus. You may review and copy, upon payment of a duplicating fee, the Fund's statement of additional information, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C., 20549-0102. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 202.942.8090.

FINANCIAL INVESTORS TRUST FUNDS

   -    Are NOT insured by the FDIC, a bank or any agency of the U.S.
        government.
   -    Are NOT bank deposits or other obligations of or guaranteed by a bank.
   - Involve investment risks, including the possible loss of the principal amount invested.

[ALPS DISTRIBUTORS, INC. LOGO]

Investment Company Act File No. 811-08194

[FINANCIAL INVESTORS TRUST LOGO]

PRIME MONEY MARKET FUND
CLASS II

PROSPECTUS
AUGUST 27, 2004

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether the information in this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                                                            PAGE
Investment Objective and Principal Risks                                       1

Performance                                                                    3

Fees and Expenses of the Fund                                                  3

Who Manages the Fund?                                                          4

How Do I Invest in the Fund?                                                   5

Distribution Plan                                                              8

Privacy Policy                                                                 9

Financial Highlights                                                          10

Additional Information About the Fund                                 Back Cover


No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

INVESTMENT OBJECTIVE AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE -- The investment objective of the Prime Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- In seeking to achieve its investment objective, the Fund's investments include, but are not limited to, the following U.S. dollar denominated, short-term money market instruments: (1) U.S. Government Obligations, including stripped U.S. Government Obligations; (2) debt obligations of corporations, banks, savings and loan institutions, insurance companies and mortgage bankers; (3) commercial paper, including those with floating or variable rates of interest; (4) foreign bank obligations; (5) repurchase agreements; and (6) asset-backed and mortgage-related securities. In any event, however, the Fund will only invest in those securities that the Adviser, under the direction of the Board of Trustees of Financial Investors Trust (the "Board"), determines present minimal credit risk and that the Adviser determines are "eligible securities." Eligible securities are those securities that are rated in one of the two highest categories by a National Recognized Statistical Rating Organization ("NRSRO") or, if the security is unrated, the Adviser has determined that the security is comparable to similarly rated securities. Only these types of securities are considered "prime" by the Adviser. The Fund's average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. Also, the securities held by the Fund will, at the time of purchase, have remaining maturities of 13 months or less.

Obligations of certain agencies, instrumentalities, and corporations of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae, Freddie Mac, and the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury under certain circumstances; and still others are supported only by the credit of the agency, instrumentality, or corporation.

The Fund has obtained a money market fund rating of AAAm from Standard & Poor's(R) (S&P). The AAAm rating indicates that the Fund's safety is good and it has a sound capacity to maintain principal value and limit exposure to loss. To obtain such rating the Fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the Fund's performance. To maintain its rating, the Fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the Fund may be required to adopt additional strategies or policies to maintain this rating.

PRINCIPAL INVESTMENT RISKS -- An investment in the Fund is subject to the following principal risks:

[SIDENOTE]

FUND FACTS

GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:

   -    U.S. Government Obligations
   -    Corporate Debt Obligations
   -    Commercial Paper
   -    Foreign Bank Obligations
   -    Repurchase Agreements
   -    Asset-Backed and Mortgage-Related Securities

INVESTMENT ADVISER (the "Adviser"):

   -    SSgA Funds Management, Inc. ("SSgA FM")

DISTRIBUTOR:

   -    ALPS Distributors, Inc. ("ADI")

   - INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

   - CREDIT RISK. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

   - PREPAYMENT RISK. This investment risk is primarily associated with mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

   - MORTGAGE BACKED-SECURITIES RISK. There are a number of important differences among the agencies, instrumentalities, and corporations of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities include:

           - GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") are guaranteed by GNMA as to the timely payment of principal and interest. This guarantee is backed by the full faith and credit of the United States, and Ginnie Mae may borrow from the U.S. Treasury to make payments under its guarantee;

           - Fannie Mae Mortgage Pass-Through Certificates are guaranteed by Fannie Mae as to the timely payment of interest and principal. This guarantee is supported by the right of Fannie Mae to borrow from the Treasury under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities, or corporations other than Fannie Mae; and

           - Freddie Mac Mortgage Participation Certificates (also known as "PCs") are guaranteed by the Freddie Mac as to the timely payment of all scheduled interest and ultimate collection of all principal payments on the underlying mortgage loans. This guarantee is supported by the right of Freddie Mac to borrow from the Treasury under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities, or corporations other than Freddie Mac.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

FOR MORE INFORMATION ABOUT THE RISK FACTORS IDENTIFIED ABOVE, AND OTHER RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE SAI.

SHOULD I INVEST IN THE PRIME MONEY MARKET FUND? The Class II shares of the Fund are intended for institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions and certain individuals that can meet the minimum investment threshold of the Fund.

PERFORMANCE

The following bar chart and performance table illustrate the changes in the Fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

[CHART]

Year-by-Year Total Return

PLOT POINTS

   12/31/1999            4.82%
   12/31/2000            6.07%
   12/31/2001            3.83%
   12/31/2002            1.28%
   12/31/2003            0.63%

During the periods shown in the chart for the Fund, the highest return for a quarter was 1.56% (quarter ending December 31, 2000), and the lowest return for a quarter was 0.13% (quarter ending December 31, 2003). The Fund's year-to-date return for the period ended June 30, 2004, was 0.25%.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIOD ENDED DECEMBER 31, 2003)

                                              INCEPTION          1         5         SINCE
                                                DATE            YEAR      YEAR     INCEPTION
Prime Money Market Fund - Class II        December 23, 1998     0.63%     3.30%      3.32%

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Load                                          None
Maximum Deferred Sales Charge                               None
Redemption Fee                                              None
Exchange Fee                                                None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                            0.105%*
Distribution (12b-1) Fees                                  0.400%
Other Expenses                                             0.254%**
Total Annual Fund Operating Expenses                       0.759%
Fee Waiver                                                (0.159)%**
Net Annual Fund Operating Expenses                         0.600%

*The table above has been restated to reflect current management fees for SSgA Funds Management, Inc. ("SSgA FM").
**The amount for "Other Expenses" includes administration fees payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses until at least April 30, 2005. As a result, net annual operating expenses for the Fund will be no more than 0.60%. In addition, SSgA FM has voluntarily agreed to waive a portion of their advisory fee for the Fund until assets for that Fund reach $1 billion.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that the Fund returns 5% each year and that the Fund's operating expenses remain the same. After one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               ONE        THREE      FIVE        TEN
                                               YEAR       YEARS      YEARS      YEARS
PRIME MONEY MARKET FUND -
CLASS II                                      $   61     $  227     $  406     $   925

WHO MANAGES THE FUND?

SSgA Funds Management, Inc. ("SSgA FM"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Investment Adviser to the Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. As of June 30, 2004, SSgA FM had over $101.7 billion in assets under management. SSgA FM, and any other advisory affiliates of State Street comprise State Street Global Advisors ("SSgA"), the investment management arm of State Street. With approximately $1.2 trillion in assets as of June 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

During the period of the Investment Advisory and Management Agreement, the Funds will be managed by a team of investment professionals. SSgA FM uses a team approach to create an environment that encourages the flow of investment ideas.

Pursuant to the Investment Advisory and Management Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. SSgA FM is entitled to receive management fees of 0.105%. SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07% for the Fund until assets for that Fund reach $1 billion dollars. Prior to June 10, 2003, SSgA FM was entitled to receive management fees of 0.04% on the first $500 million of average net assets of the Fund, 0.06% on the next $500 million and 0.08% on average net assets in excess of $1 billion. During the fiscal year ended April 30, 2004, the Fund paid SSgA FM 0.07% of average net assets of the Fund in advisory fees.

ADMINISTRATIVE SERVICES AGREEMENT. Financial Investors Trust (the "Trust") entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services and generally assists in the operation of the Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS is entitled to receive a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $360,000 or 0.16% of average daily net assets of the Fund up to $500 million; 0.14% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.12% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive from the Funds and to assume a portion of fund expenses, to the extent necessary for Class II of the Fund to maintain an expense ratio that does not exceed 0.60% of average net assets, until at least April 30, 2005.

HOW DO I INVEST IN THE FUND?

HOW ARE INVESTMENTS MADE? As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds") or by check. Your check must be payable in U.S. dollars to the Fund and be drawn on a bank located within the U.S.

Federal Funds should be wired to:

     State Street Bank & Trust Co.
     ABA# 011000028
     Prime Money Market Fund-Class II
     Credit DDA# 22404081
     (Account Registration)
     (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. The Fund reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

                                        OVERNIGHT ADDRESS:
     Financial Investors Trust          Financial Investors Trust
     P.O. Box 44035                     1625 Broadway, Suite 2200
     Denver, CO 80201-4035              Denver, CO 80202

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 4:30 p.m. Eastern Time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS -- The minimum initial investment in the Fund is $25,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $5,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $5,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES You may redeem all or any part of the value of your account(s) on any Business Day (as defined in the section entitled "How Are Fund Shares Valued?"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 4:30 p.m. Eastern Time on a Business Day, the Fund will generally send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to Financial Investors Trust, P.O. Box 44035, Denver, Colorado 80201-4035 or overnight to 1625 Broadway, Suite 2200, Denver, CO 80202. You must sign a redemption request. Your written redemption request must:

(i) state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be an ink stamp or medallion that states "Signature(s) Guaranteed" and must be signed by an authorized person at the guarantor institution with that person's title and the date. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's Account Application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at 800.298.3442 (or sending a facsimile transmission to the Fund at 303.825.2575 and giving the account name, account number, personal identification number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "REGULAR REDEMPTIONS." The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTIONS."

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security, which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

EXCHANGE OF FUND SHARES You may sell your Fund shares and buy shares of the American Freedom U.S. Government Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund, or other investment portfolios of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund in which you are considering investing. If you have established the privilege on your Account Application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at 800.298.3442.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The Fund into which you want to exchange must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at 800.298.3442 to request a current prospectus for the Fund into which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "REGULAR REDEMPTIONS." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM FUND SHARES - BY TELEPHONE AND FACSIMILE."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED? The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding. The Fund normally calculates its NAV at 5:00 p.m. Eastern Time on each day the New York Stock Exchange is open for business (a "Business Day").

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT? While municipal investors are generally exempt from Federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from Federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct, that they are not subject to backup withholding for failing to report income to the IRS, and that they are a U.S. person. If investors violate IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from Federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan on behalf of Class II of the Fund pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. The Distribution Plan provides for payment of a fee to ADI at the annual rate of up to 0.40% of the average net assets of Class II for distribution-related services. Because these fees are paid out of the Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The aforementioned services include, but are not limited to the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of the Fund and reports to recipients other than existing shareholders of the Fund; obtaining such information, analysis and reports with respect to marketing and promotional activities as ADI may, from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class II Shares of the Fund; and providing training, marketing and support to such dealers and others with respect to the sale of Class II Shares of the Fund. The Distribution Fee is an expense of Class II in addition to the management fee and administration fee, and will reduce the net income and total return of that Class.

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

   - Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;
   - Account History, including information about the transactions and balances in a customer's account; and
   - Correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

   -    Prior written consent is received.
   - The Fund believes the recipient to be the fund customer or the customer's authorized representative.
   -    The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains physical, electronic and procedural safeguards that comply with federal standards to guard customers' nonpublic personal information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1)For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at 800.298.3442.

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                  FOR THE YEAR ENDED APRIL 30,
                                                2004           2003           2002           2001           2000
Net asset value, beginning of period         $     1.00     $     1.00     $     1.00     $     1.00     $     1.00

Income from investment operations
Net investment income                              0.01           0.01           0.03           0.06           0.05
Net realized gain                                  0.00*             -              -              -              -
Total from investment operations                   0.01           0.01           0.03           0.06           0.05

Distributions
From net investment income                        (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
From net realized gain                             0.00*             -              -              -              -
Total distributions                               (0.01)         (0.01)         (0.03)         (0.06)         (0.05)
Net asset value, end of period               $     1.00     $     1.00     $     1.00     $     1.00     $     1.00

Total return+                                      0.55%          1.02%          2.62%          5.97%          5.17%

Ratios/Supplemental Data
Net assets, end of period (000)              $   44,776     $   51,750     $    2,591     $       39     $       32

Ratio of expenses to average net assets            0.60%          0.60%          0.51%          0.45%          0.45%
Ratio of net investment income to
  average net assets                               0.55%          0.96%          2.17%          5.88%          5.11%
Ratio of expenses to average net assets
  without fee waivers                              0.75%          0.66%          0.60%          0.58%          0.57%
Ratio of net investment income to
  average net assets without fee waivers           0.39%          0.91%          2.08%          5.75%          4.99%

*Less than $.005 per share
+Total return would have been lower had various fees not been waived during the period.

ADDITIONAL INFORMATION ABOUT THE FUND

You can request other information, including a statement of additional information, annual report, or semi-annual report, free of charge, by contacting ALPS at 800.298.3442 or writing to ALPS at 1625 Broadway, Suite 2200, Denver, Colorado, 80202.

The statement of additional information provides detailed information about the Fund and is incorporated into this prospectus by reference, which means that it is legally part of the prospectus. You may review and copy, upon payment of a duplicating fee, the Fund's statement of additional information, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C., 20549-0102. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 202.942.8090.

FINANCIAL INVESTORS TRUST FUNDS

   -    Are NOT insured by the FDIC, a bank or any agency of the U.S.
        government.
   -    Are NOT bank deposits or other obligations of or guaranteed by a bank.
   - Involve investment risks, including the possible loss of the principal amount invested.

[ALPS DISTRIBUTORS, INC. LOGO]

Investment Company Act File No. 811-08194

[AMERICAN FREEDOM FUNDS LOGO]

                                AMERICAN FREEDOM
                   U.S. GOVERNMENT MONEY MARKET FUND - CLASS I


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether the information in this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                                                      Prospectus
                                                                 August 27, 2004

                                                                            PAGE
Investment Objective and Principal Risks                                       1

Performance                                                                    2

Fees and Expenses of the Fund                                                  2

Who Manages the Fund?                                                          3

How Do I Invest in the Fund?                                                   4

Privacy Policy                                                                 9

Financial Highlights                                                          10

Additional Information About the Fund                                 Back Cover


No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

INVESTMENT OBJECTIVE AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE -- The investment objective of the American Freedom U.S. Government Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests exclusively in obligations issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements collateralized to 102% by U.S. Treasury obligations and other direct obligations of the U.S. Government or its agencies. The Fund may also invest in mortgage related securities issued by various government agencies, such as the Government National Mortgage Association, and government related organizations, such as the Federal National Mortgage Association. The Fund will provide 60 days notice to shareholders if it decides to change its principal investment strategies. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

Obligations of certain agencies, instrumentalities, and corporations of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae, Freddie Mac, and the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury under certain circumstances; and still others are supported only by the credit of the agency, instrumentality, or corporation.

PRINCIPAL INVESTMENT RISKS -- An investment in the Fund is subject to the following principal risks:

- INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

- PREPAYMENT RISK. This investment risk is primarily associated with mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

- MORTGAGE BACKED-SECURITIES RISK. There are a number of important differences among the agencies, instrumentalities, and corporations of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities include:

[SIDENOTE]

                                   Fund Facts

Goal: To provide investors with a high level of current income while seeking to preserve principal.

Principal Investments:

-    U.S. Government Obligations

-    Repurchase Agreements

-    Asset-Backed and Mortgage-Related Securities

Investment Adviser (the "Adviser"):

-    SSgA Funds Management, Inc. ("SSgA FM")

Distributor:

-    ALPS Distributors, Inc. ("ADI")

           - GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") are guaranteed by GNMA as to the timely payment of principal and interest. This guarantee is backed by the full faith and credit of the United States, and Ginnie Mae may borrow from the U.S. Treasury to make payments under its guarantee;

           - Fannie Mae Mortgage Pass-Through Certificates are guaranteed by Fannie Mae as to the timely payment of interest and principal. This guarantee is supported by the right of Fannie Mae to borrow from the Treasury under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities, or corporations other than Fannie Mae; and

           - Freddie Mac Mortgage Participation Certificates (also known as "PCs") are guaranteed by the Freddie Mac as to the timely payment of all scheduled interest and ultimate collection of all principal payments on the underlying mortgage loans. This guarantee is supported by the right of Freddie Mac to borrow from the Treasury under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities, or corporations other than Freddie Mac.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

FOR MORE INFORMATION ABOUT THE RISK FACTORS IDENTIFIED ABOVE, AND OTHER RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE SAI.

SHOULD I INVEST IN THE AMERICAN FREEDOM U.S. GOVERNMENT MONEY MARKET FUND? The Fund is primarily intended for municipal investors, including municipalities, counties, and state agencies, as well as institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions.

PERFORMANCE

There is no performance information for the Fund because it has not completed a full calendar year of operations.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

          SHAREHOLDER FEES
          (fees paid directly from your investment)
          Maximum Sales Load                                                 None

          Maximum Deferred Sales Charge                                      None
          Redemption Fee                                                     None
          Exchange Fee                                                       None

          ANNUAL FUND OPERATING EXPENSES
          (expenses that are deducted from Fund assets)
          Management Fees                                                   0.105%*
          Distribution (12b-1) Fees                                          None
          Other Expenses                                                    0.325%**
          Total Annual Fund Operating Expenses                              0.430%
          Fee Waiver                                                       (0.230)%**
          Net Annual Fund Operating Expenses                                0.200%

*The table above has been restated to reflect current management fees for SSgA Funds Management, Inc. ("SSgA FM").
**The amount for "Other Expenses" includes administration fees payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2005. As a result, net annual operating expenses for the Fund will be no more than 0.20%. In addition, SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07%, until assets for that Fund reach $1 billion.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that the Fund returns 5% each year and that the Fund's operating expenses remain the same. After one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                ONE        THREE      FIVE        TEN
                                                YEAR       YEARS      YEARS      YEARS
     AMERICAN FREEDOM
     U.S. GOVERNMENT MONEY
     MARKET FUND - CLASS I                     $   20     $  115     $  218     $   520

WHO MANAGES THE FUND?

SSgA Funds Management, Inc. ("SSgA FM"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Investment Adviser to the Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. As of June 30, 2004, SSgA FM had over $101.7 billion in assets under management. SSgA FM, and any other advisory affiliates of State Street comprise State Street Global Advisors ("SSgA"), the investment management arm of State Street. With approximately $1.2 trillion in assets as of June 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

During the period of the Investment Advisory and Management Agreement, the Funds will be managed by a team of investment professionals. SSgA FM uses a team approach to create an environment that encourages the flow of investment ideas.

Pursuant to the Investment Advisory and Management Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. SSgA FM is entitled to receive management fees of 0.105%. SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07% for the Fund until assets for that Fund reach $1 billion dollars.

ADMINISTRATIVE SERVICES AGREEMENT. Financial Investors Trust (the "Trust") has entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services and generally assists in the operation of the Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS is entitled to receive a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $360,000 or 0.16% of average daily net assets of the Fund up to $500 million; 0.14% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.12% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive from the Fund and to assume a portion of fund expenses, to the extent necessary for the Fund to maintain an expense ratio that does not exceed 0.20% of the average net assets of the Fund, until at least April 30, 2005.

HOW DO I INVEST IN THE FUND?

How Are Investments Made? As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds") or by check. Your check must be payable in U.S. dollars to the Fund and be drawn on a bank located within the U.S.

Federal Funds should be wired to:

     State Street Bank & Trust Co.
     ABA# 011000028
     American Freedom U.S. Government Money Market Fund-Class I
     Credit DDA# 22404081
     (Account Registration)
     (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. The Fund reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

                                        OVERNIGHT ADDRESS:
     American Freedom Funds             American Freedom Funds
     P.O. Box 44035                     1625 Broadway, Suite 2200
     Denver, CO 80201-4035              Denver, CO 80202

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 4:30 p.m. Eastern Time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS - The minimum initial investment in the Fund is $500,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $125,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $125,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES You may redeem all or any part of the value of your account(s) on any Business Day (as defined in the section entitled "How Are Fund Shares Valued?"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 4:30 p.m. Eastern Time on a Business Day, the Fund will generally send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to American Freedom Funds, P.O. Box 44035, Denver, Colorado 80201-4035 or overnight to 1625 Broadway, Suite 2200, Denver, Colorado 80202. You must sign a redemption request. Your written redemption request must:

(i) state the number of shares to be redeemed; and

(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be an ink stamp or medallion that states "Signature(s) Guaranteed" and must be signed by an authorized person at the guarantor institution with that person's title and the date. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's Account Application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at 800.862.3040 (or sending a facsimile transmission to the Fund at 303.825.2575 and giving the account name, account number, personal identification number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "REGULAR REDEMPTIONS." The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTIONS."

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security, which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

EXCHANGE OF FUND SHARES You may sell your Fund shares and buy shares of the U.S. Treasury Money Market Fund, the Prime Money Market Fund, or other investment portfolios of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund in which you are considering investing. If you have established the privilege on your Account Application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at 800.862.3040.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The Fund into which you want to exchange must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at 800.862.3040 to request a current prospectus for the Fund into which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "REGULAR REDEMPTIONS." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM FUND SHARES - BY TELEPHONE AND FACSIMILE."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED? The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding. The Fund normally calculates its NAV at 5:00 p.m. Eastern Time on each day the New York Stock Exchange is open for business (a "Business Day").

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT? While municipal investors are generally exempt from Federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from Federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct, that they are not subject to backup withholding for failing to report income to the IRS, and that they are a U.S. person. If investors violate IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from Federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

- Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;
- Account History, including information about the transactions and balances in a customer's account; and
- Correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

-    Prior written consent is received.
- The Fund believes the recipient to be the fund customer or the customer's authorized representative.
-    The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains physical, electronic and procedural safeguards that comply with federal standards to guard customers' nonpublic personal information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1)FOR PURPOSES OF THIS NOTICE, THE TERMS "CUSTOMER" OR "CUSTOMERS" INCLUDES BOTH SHAREHOLDERS OF THE FUND AND INDIVIDUALS WHO PROVIDE NONPUBLIC PERSONAL INFORMATION TO THE FUND, BUT DO NOT INVEST IN FUND SHARES.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period ended April 30, 2004. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at 800.298.3442.

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                            FOR THE PERIOD ENDED
                                                               APRIL 30, 2004**
Net asset value, beginning of period                             $      1.00

Income from investment operations
Net investment income                                                   0.01

Distributions
From net investment income                                             (0.01)
Net asset value, end of period                                   $      1.00
Total return+                                                           0.55%#

Ratios/Supplemental Data
Net assets, end of period (000)                                  $   104,752

Ratio of expenses to average net assets                                 0.20%*
Ratio of net investment income to
  average net assets                                                    0.88%*
Ratio of expenses to averate net assets
  without fee waivers                                                   0.43%*
Ratio of net investment income to
  average net assets without fee waivers                                0.65%*

*Annualized.
**Class I commenced operations on September 11, 2003.
+Total return would have been lower had various fees not been waived during the period.
#Total returns for periods of less than one year are not annualized.

ADDITIONAL INFORMATION ABOUT THE FUND

You can request other information, including a Statement of Additional Information, Annual Report, or Semi-Annual Report, free of charge, by contacting the Funds at 800.862.3040 or writing to ALPS at 1625 Broadway, Suite 2200, Denver, Colorado 80202.

The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference, which means that it is legally part of the Prospectus. You may review and copy, upon payment of a duplicating fee, the Fund's Statement of Additional Information, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 202.942.8090.

AMERICAN FREEDOM FUNDS

   -    Are NOT insured by the FDIC, a bank or any agency of the U.S.
        Government.

   -    Are NOT bank deposits or other obligations of or guaranteed by a bank.

   - Involve investment risks, including the possible loss of the principal amount invested.

[AMERICAN FREEDOM FUNDS LOGO]

             ALPS Distributors, Inc., distributor for the American Freedom Funds

                                       Investment Company Act File No. 811-08194

                                AMERICAN FREEDOM
                  U.S. GOVERNMENT MONEY MARKET FUND - CLASS II


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved this Fund's shares or determined whether the information in this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                                                      Prospectus
                                                                 August 27, 2004

                                                                            PAGE
Investment Objective and Principal Risks                                       1

Performance                                                                    2

Fees and Expenses of the Fund                                                  2

Who Manages the Fund?                                                          3

How Do I Invest in the Fund?                                                   4

Privacy Policy                                                                 9

Financial Highlights                                                          10

Additional Information About the Fund                                 Back Cover


No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

     INVESTMENT OBJECTIVE AND PRINCIPAL RISKS

     INVESTMENT OBJECTIVE -- The investment objective of the American Freedom U.S. Government Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

     PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests exclusively in obligations issued or guaranteed as to principal and interest by the U.S. government and repurchase agreements collateralized to 102% by U.S. Treasury obligations and other direct obligations of the U.S. government or its agencies. The Fund may also invest in mortgage related securities issued by various government agencies, such as the Government National Mortgage Association, and government related organizations, such as the Federal National Mortgage Association. The Fund will provide 60 days notice to shareholders if it decides to change its principal investment strategies. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

     Obligations of certain agencies, instrumentalities, and corporations of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae, Freddie Mac, and the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury under certain circumstances; and still others are supported only by the credit of the agency, instrumentality, or corporation.

     PRINCIPAL INVESTMENT RISKS -- An investment in the Fund is subject to the following principal risks:

     - INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

     - PREPAYMENT RISK. This investment risk is primarily associated with mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

     - MORTGAGE BACKED-SECURITIES RISK. There are a number of important differences among the agencies, instrumentalities, and corporations of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities include:

[SIDENOTE]

                                   Fund Facts

Goal: To provide investors with a high level of current income while seeking to preserve principal.

Principal Investments:

-    U.S. Government Obligations

-    Repurchase Agreements

-    Asset-Backed and Mortgage-Related Securities

Investment Adviser (the "Adviser"):

-    SSgA Funds Management, Inc. ("SSgA FM")

Distributor:

-    ALPS Distributors, Inc. ("ADI")

     - GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") are guaranteed by GNMA as to the timely payment of principal and interest. This guarantee is backed by the full faith and credit of the United States, and Ginnie Mae may borrow from the U.S. Treasury to make payments under its guarantee;

     - Fannie Mae Mortgage Pass-Through Certificates are guaranteed by Fannie Mae as to the timely payment of interest and principal. This guarantee is supported by the right of Fannie Mae to borrow from the Treasury under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities, or corporations other than Fannie Mae; and

     - Freddie Mac Mortgage Participation Certificates (also known as "PCs") are guaranteed by the Freddie Mac as to the timely payment of all scheduled interest and ultimate collection of all principal payments on the underlying mortgage loans. This guarantee is supported by the right of Freddie Mac to borrow from the Treasury under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities, or corporations other than Freddie Mac.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

FOR MORE INFORMATION ABOUT THE RISK FACTORS IDENTIFIED ABOVE, AND OTHER RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE SAI.

SHOULD I INVEST IN THE AMERICAN FREEDOM U.S. GOVERNMENT MONEY MARKET FUND?
Class II shares of the Fund are primarily intended for municipal investors, including municipalities, counties, and state agencies, as well as institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions.

PERFORMANCE

There is no performance information for the Fund because it has not completed a full calendar year of operations.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold Class II shares of the Fund.

          SHAREHOLDER FEES
          (fees paid directly from your investment)

          Maximum Sales Load                                            None
          Maximum Deferred Sales Charge                                 None
          Redemption Fee                                                None
          Exchange Fee                                                  None

          ANNUAL FUND OPERATING EXPENSES
          (expenses that are deducted from Fund assets)
          Management Fees                                              0.105%*
          Distribution (12b-1) Fees                                    0.250%
          Other Expenses                                               0.327%**
          Total Annual Fund Operating Expenses                         0.682%
          Fee Waiver                                                  (0.232)%**
          Net Annual Fund Operating Expenses                           0.450%

     *The table above has been restated to reflect current management fees for SSgA Funds Management, Inc. ("SSgA FM").
     **The amount for "Other Expenses" includes administration fees payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2005. As a result, net annual operating expenses for the Fund will be no more than 0.45%. In addition, SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07%, until assets for that Fund reach $1 billion.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that the Fund returns 5% each year and that the Fund's operating expenses remain the same. After one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               ONE      THREE    FIVE     TEN
                                               YEAR     YEARS    YEARS    YEARS
AMERICAN FREEDOM
U.S. GOVERNMENT MONEY
MARKET FUND - CLASS II                        $   46   $  195   $  357   $   826

WHO MANAGES THE FUND?

SSgA Funds Management, Inc. ("SSgA FM"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Investment Adviser to the Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. As of June 30, 2004, SSgA FM had over $101.7 billion in assets under management. SSgA FM, and any other advisory affiliates of State Street comprise State Street Global Advisors ("SSgA"), the investment management arm of State Street. With approximately $1.2 trillion in assets as of June 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

During the period of the Investment Advisory and Management Agreement, the Funds will be managed by a team of investment professionals. SSgA FM uses a team approach to create an environment that encourages the flow of investment ideas.

Pursuant to the Investment Advisory and Management Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. SSgA FM is entitled to receive management fees of 0.105%. SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07% for the Fund until assets for that Fund reach $1 billion dollars.

ADMINISTRATIVE SERVICES AGREEMENT. Financial Investors Trust (the "Trust") has entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services and generally assists in the operation of the Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS is entitled to receive a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $360,000 or 0.16% of average daily net assets of the Fund up to $500 million; 0.14% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.12% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive from the Fund and to assume a portion of fund expenses, to the extent necessary for Class II of the Fund to maintain an expense ratio that does not exceed 0.45% of average net assets, until at least April 30, 2005.

HOW DO I INVEST IN THE FUND?

HOW ARE INVESTMENTS MADE? As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds") or by check. Your check must be payable in U.S. dollars to the Fund and be drawn on a bank located within the United States.

Federal Funds should be wired to:

     State Street Bank & Trust Co.
     ABA# 011000028
     American Freedom U.S. Government Money Market Fund - Class II Credit DDA# 22404081
     (Account Registration)
     (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. The Fund reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

                                        OVERNIGHT ADDRESS:
     American Freedom Funds             American Freedom Funds
     P.O. Box 44035                     1625 Broadway, Suite 2200
     Denver, Colorado 80201-4035        Denver, CO 80202

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 4:30 p.m. Eastern time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS - The minimum initial investment in the Fund is $25,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $5,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $5,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES You may redeem all or any part of the value of your account(s) on any Business Day (as defined in the section entitled "How Are Fund Shares Valued?"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 4:30 p.m. Eastern time on a Business Day, the Fund will generally send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to American Freedom Funds, P.O. Box 44035, Denver, Colorado 80201-4035 or overnight to 1625 Broadway, Suite 2200, Denver, Colorado 80202. You must sign a redemption request. Your written redemption request must:

(i) state the number of shares to be redeemed; and

(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be an ink stamp or medallion that states "Signature(s) Guaranteed" and must be signed by an authorized person at the guarantor institution with that person's title and the date. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's account application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at 800.862.3040 (or sending a facsimile transmission to the Fund at 303.825.2575 and giving the account name, account number, personal identification number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "REGULAR REDEMPTIONS." The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTIONS."

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security, which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

EXCHANGE OF FUND SHARES You may sell your Fund shares and buy shares of the U.S. Treasury Money Market Fund, the Prime Money Market Fund, or other investment portfolios of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund in which you are considering investing. If you have established the privilege on your account application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at 800.862.3040.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The Fund into which you want to exchange must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at 800.862.3040 to request a current prospectus for the Fund into which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "REGULAR REDEMPTIONS." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM FUND SHARES - BY TELEPHONE AND FACSIMILE."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED? The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding. The Fund normally calculates its NAV at 5:00 p.m. Eastern time, on each day the New York Stock Exchange is open for business (a "Business Day").

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT? While municipal investors are generally exempt from federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct, that they are not subject to backup withholding for failing to report income to the IRS, and that they are a U.S. person. If investors violate IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

DISTRIBUTION PLAN

The Trustees have adopted a distribution plan on behalf of Class II of the Fund pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. The distribution plan provides for payment of a fee to ADI at the annual rate of up to 0.25% of the average net assets of Class II for distribution-related services. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The aforementioned services include, but are not limited to the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses and reports to recipients other than existing shareholders; obtaining such information, analysis and reports with respect to marketing and promotional activities as ADI may, from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class II shares of the Fund; and providing training, marketing and support to such dealers and others with respect to the sale of Class II shares of the Fund. The distribution fee is an expense of Class II in addition to the management fee, and administration fee, and will reduce the net income and total return of that Class.

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

- Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;
- Account History, including information about the transactions and balances in a customer's account; and
- Correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

-    Prior written consent is received.
- The Fund believes the recipient to be the fund customer or the customer's authorized representative.
-    The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains physical, electronic and procedural safeguards that comply with federal standards to guard customers' nonpublic personal information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1)FOR PURPOSES OF THIS NOTICE, THE TERMS "CUSTOMER" OR "CUSTOMERS" INCLUDES BOTH SHAREHOLDERS OF THE FUND AND INDIVIDUALS WHO PROVIDE NONPUBLIC PERSONAL INFORMATION TO THE FUND, BUT DO NOT INVEST IN FUND SHARES.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period ended April 30, 2004. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at 800.298.3442.

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                            FOR THE PERIOD ENDED
                                                              APRIL 30, 2004**
Net asset value, beginning of period                               $  1.00

Income from investment operations
Net investment income                                                 0.00^

Distributions
From net investment income                                           (0.01)
Net asset value, end of period                                     $  1.00
Total return+                                                         0.11%#

Ratios/Supplemental Data
Net assets, end of period (000)                                    $     3

Ratio of expenses to average net assets                               0.43%*
Ratio of net investment income to
  average net assets                                                  0.62%*
Ratio of expenses to averate net assets
  without fee waivers                                                 0.66%*
Ratio of net investment income to
  average net assets without fee waivers                              0.39%*

*Annualized.
**Class II commenced operations on September 17, 2003.
+Total return would have been lower had various fees not been waived during the period.
#Total returns for periods of less than one year are not annualized.
^Less than $0.005 per share.

ADDITIONAL INFORMATION ABOUT THE FUND

You can request other information, including a Statement of Additional Information, Annual Report, or Semi-Annual Report, free of charge, by contacting the Funds at 800.862.3040 or writing to ALPS at 1625 Broadway, Suite 2200, Denver, Colorado 80202.

The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference, which means that it is legally part of the Prospectus. You may review and copy, upon payment of a duplicating fee, the Fund's Statement of Additional Information, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 202.942.8090.

AMERICAN FREEDOM FUNDS

   -    Are NOT insured by the FDIC, a bank or any agency of the U.S.
        Government.

   -    Are NOT bank deposits or other obligations of or guaranteed by a bank.

   - Involve investment risks, including the possible loss of the principal amount invested.

[AMERICAN FREEDOM FUNDS LOGO]

             ALPS Distributors, Inc., distributor for the American Freedom Funds

                                       Investment Company Act File No. 811-08194

[ARISTATA(TM) MUTUAL FUNDS LOGO]

EQUITY FUND

QUALITY BOND FUND

COLORADO QUALITY TAX-EXEMPT FUND


PROSPECTUS

August 27, 2004

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether the information in this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Privacy Policy Notice Enclosed

TABLE OF CONTENTS

PRIVACY POLICY                                                                             2

FUND PROFILES
     Investment Objective, Principal Strategies and Risks, and Fund Performance
     Aristata Equity Fund                                                                  3
     Aristata Quality Bond Fund                                                            5
     Aristata Colorado Quality Tax-Exempt Fund                                             8
     Fund Fees and Expenses                                                               11
     Board of Trustees                                                                    11
     Fund Management                                                                      12

INVESTING IN THE FUNDS
     Customer Identification Program                                                      13
     Buying Fund Shares                                                                   13
     Minimum Purchase and Account Balance Requirements                                    13
     Investing Through Your Broker or Investment Adviser                                  14
     Investing Directly with the Funds                                                    14
     Selling Fund Shares                                                                  15
     Selling Your Shares Using an Authorized Broker or Investment Adviser                 16
     Selling Your Shares Directly to the Funds                                            16
     Exchanging Fund Shares                                                               17
     Individual Retirement Accounts                                                       18
     Pricing Fund Shares                                                                  18
     Taxes                                                                                19

FINANCIAL HIGHLIGHTS
     Aristata Equity Fund                                                                 21
     Aristata Quality Bond Fund                                                           22
     Aristata Colorado Quality Tax-Exempt Fund                                            23

     Additional Information about the Fund                                        Back Cover

Not all Aristata Funds may be available in your state.

No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

PRIVACY POLICY

The Funds collect nonpublic personal information about their customers(1) from the following sources:

   - Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;
   - Account history, including information about the transactions and balances in a customer's account; and
   - Correspondence, written, or telephonic, between a customer and a Fund or service providers to the Funds.

The Funds will not release information about their customers or their accounts unless one of the following conditions is met:

   -    Prior written consent is received.
   - A Fund believes the recipient to be the fund customer or the customer's authorized representative.
   -    A Fund is required by law to release information to the recipient.

The Funds do not give or sell information about their customers or their fund accounts to any other company, individual, or group.

The Funds will only use information about their customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Funds restrict access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Funds may also share personal information with companies that they hire to provide support services. When the Funds share personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Funds also maintain physical, electronic and procedural safeguards that comply with federal standards to guard customers' nonpublic personal information.

The Funds will adhere to the policies and practices described in this notice for current and former shareholders of the Funds.

(1)For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the Funds and individuals who provide nonpublic personal information to the Funds, but do not invest in Fund shares.

FUND PROFILE - ARISTATA EQUITY FUND

INVESTMENT OBJECTIVE The Fund seeks to provide investors with long-term growth of capital and dividend income by investing primarily in common stocks and securities convertible into common stocks.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Adviser currently intends to invest at least 80% of the Fund's net assets, plus any borrowings for investment purposes, in domestic common stocks, preferred stocks, and other securities that are convertible into common stock. Additionally, the Fund may invest in investment grade fixed-income securities, cash, and short-term fixed-income securities that are considered to be cash equivalents. The Fund may also invest up to 10% of its total assets in securities of foreign issuers, whose securities trade in U.S. or foreign markets. The Fund Adviser follows a strategy that first attempts to identify undervalued industry groups within the stock market. The Adviser then employs this investment style by selecting companies within particular industries that appear most attractive from a valuation standpoint. The Adviser applies this investment style by investing in a diversified portfolio of stocks that include seasoned large, medium and small companies. Undervalued stocks are generally out of favor with investors and consequently trade at prices below what the Adviser feels the stocks are worth in relation to earnings, book value, historical valuations and/or comparable companies in the industry. If the Board of Trustees determines to change the Fund's policy of investing at least 80% of the Fund's net assets, plus any borrowings for investment purposes, in domestic common stocks, preferred stocks, and other securities that are convertible into common stock, it will provide the shareholders of the Fund at least 60 days prior written notice of the change.

PRINCIPAL INVESTMENT RISKS The value of the Fund's shares, like stock prices generally, will fluctuate within a wide range, so an investor in the Fund could lose money over short or even long periods. The principal risks of investing in this Fund include:

   - STOCK MARKET RISK: The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, if an assessment of a company's potential is not correct, the securities in the portfolio may not increase in value, and could even decrease in value.

   - INVESTMENT STYLE RISK: Market performance tends to be cyclical and, during various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the Fund's value-oriented style of investing, the Fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

[SIDENOTE]

FUND FACTS

Goal: To provide investors with long-term growth of capital and dividend income.

Principal Investments:
-    Common Stocks
-    Convertible Securities
-    Fixed-Income Securities

Investment Adviser (the "Adviser"):
-    Denver Investment Advisors LLC

Distributor:
-    ALPS Distributors, Inc. ("ADI" or "Distributor")

For more information about the risk factors identified above, and other risks associated with investing in the Fund, please see the SAI.

FUND PERFORMANCE The following bar chart and performance table provide some indication of the risks of investing in the Fund. The chart shows the Fund's calendar year performance. The table shows the Fund's average annual returns over the past year, five years, and since inception of the Fund. The table also compares the average annual total returns of the Fund for the periods shown to the performance of the Standard & Poor's 500 Index. THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance shown in the bar chart includes the expenses associated with those shares from year-to-year.

[CHART]

PLOT POINTS

        1999            6.78%
        2000            9.98%
        2001           (0.95)%
        2002          (18.99)%
        2003           25.99%

The Fund's best return for a calendar quarter was 14.94% for the second quarter of 2003, and the lowest return for a calendar quarter was (19.71%) for the third quarter of 2002. The year-to-date return as of June 30, 2004, was 5.65%.

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2003)

                                           1 YEAR   5 YEAR    SINCE INCEPTION (3/2/98)
Aristata Equity Fund:
   Return Before Taxes                      25.99%    3.49%            4.03%
   Return After Taxes on Distributions      25.87%    1.61%            2.29%
   Return After Taxes on Distributions
      and Sale of Fund Shares               22.08%    2.28%            2.79%
Standard & Poor's 500 Index                 28.68%   (0.58)%           2.45%

The Standard & Poor's 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market. The Index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, taxes, brokerage commissions, or other expenses of investing.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

FUND PROFILE - ARISTATA QUALITY BOND FUND

INVESTMENT OBJECTIVE The Fund seeks to provide investors with as high a level of current income as is consistent with the preservation of capital by investing under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in bonds.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Adviser currently intends to invest at least 65% of the Fund's assets in U.S. Government obligations, corporate debt obligations, and mortgage-backed and asset-backed securities that are rated A or better by a nationally recognized statistical rating organization ("NRSRO") or securities that the Adviser determines are of comparable quality. The balance of the Fund's assets will be invested in investment-grade securities. Investment-grade securities are generally of medium to high quality. Unrated securities deemed to be of comparable quality to the rated securities listed above will not exceed 10% of the value of the total assets of the Fund. Under normal market conditions, the Adviser will invest at least 80% of the Fund's net assets in investment grade securities. If the Board of Trustees determines to change the Fund's policy of investing at least 80% of the Fund's net assets, plus any borrowings for investment purposes, in either bonds or investment grade securities, it will provide the shareholders of the Fund at least 60 days prior written notice of the change. Obligations of certain agencies, instrumentalities, and corporations of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae, Freddie Mac, and the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury under certain circumstances; and still others are supported only by the credit of the agency, instrumentality, or corporation.

PRINCIPAL INVESTMENT RISKS The value of the Fund's shares, like bond prices generally, will fluctuate within a wide range, so an investor in the Fund could lose money over short or even long periods. The principal risks of investing in this Fund include:

   - INTEREST RATE RISK: When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

   - CREDIT RISK: The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

[SIDENOTE]

FUND FACTS

Goal: To provide investors with a high level of current income while seeking to preserve principal.

Principal Investments:
-    U.S. Government Obligations
-    Corporate Debt Obligations

Investment Adviser (the "Adviser"):
-    Denver Investment Advisors LLC

Distributor:
-    ALPS Distributors, Inc. ("ADI" or "Distributor")

   - CALL RISK: The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and would have to reinvest in lower yielding securities.

   - EXTENSION RISK: The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher yielding securities.

   - LIQUIDITY RISK: The risk that certain securities or other investments may be difficult or impossible to sell at the time the Fund would like to sell them, or that it may be difficult for the Fund to sell the investment for the value the Fund has placed on it.

   - MORTGAGE BACKED-SECURITIES RISK: There are a number of important differences among the agencies, instrumentalities, and corporations of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities include:

           - GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") are guaranteed by GNMA as to the timely payment of principal and interest. This guarantee is backed by the full faith and credit of the United States, and Ginnie Mae may borrow from the U.S. Treasury to make payments under its guarantee;

           - Fannie Mae Mortgage Pass-Through Certificates are guaranteed by Fannie Mae as to the timely payment of interest and principal. This guarantee is supported by the right of Fannie Mae to borrow from the Treausry under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities, or corporations other than Fannie Mae; and

           - Freddie Mac Mortgage Participation Certificates (also known as "PCs") are guaranteed by the Freddie Mac as to the timely payment of all scheduled interest and ultimate collection of all principal payments on the underlying mortgage loans. This guarantee is supported by the right of Freddie Mac to borrow from the Treasury under certain circumstances, but is not backed by the full faith and credit of the United States or any of its agencies, instrumentalities, or corporations other than Freddie Mac.

For more information about the risk factors identified above, and other risks associated with investing in the Fund, please see the SAI.

FUND PERFORMANCE The following bar chart and performance table provide some indication of the risks of investing in the Fund. The chart shows the Fund's calendar year performance. The table shows the Fund's average annual returns over the past year, five years, and since inception of the Fund. The table also compares the average annual total returns of the Fund for the periods shown to the performance of the Lehman Brothers Government/Credit Index. THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance shown in the bar chart includes the expenses associated with those shares from year-to-year.

[CHART]

PLOT POINTS

        1999           (0.68)%
        2000            8.65%
        2001            8.21%
        2002            8.38%
        2003            2.06%

The Fund's best return for a calendar quarter was 4.09% in the third quarter of 1998, and the lowest return for a calendar quarter was (0.76)% in the second quarter of 1999. The year-to-date return as of June 30, 2004, was (1.22)%.

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2003)

                                           1 YEAR   5 YEAR   SINCE INCEPTION (3/2/98)
Aristata Quality Bond Fund:
   Return Before Taxes                       2.06%    5.25%           5.60%
   Return After Taxes on Distributions       0.58%    2.90%           3.21%
   Return After Taxes on Distributions
     and Sale of Fund Shares                 1.33%    3.00%           3.27%
Lehman Brothers Government/
  Credit Index                               4.68%    6.65%           7.11%

The Lehman Brothers Government/Credit Index is an unmanaged index that is a broad measure of bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, taxes, brokerage commissions, or other expenses of investing.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

FUND PROFILE - ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

INVESTMENT OBJECTIVE The Aristata Colorado Quality Tax-Exempt Fund seeks to provide investors with as high a level of current income exempt from Colorado and federal income taxes as is consistent with the preservation of capital by investing in high quality municipal obligations, which pay interest exempt from Colorado state and federal income taxes.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in "quality" municipal obligations, including those of certain non-Colorado issuers, of any maturity that pay interest, which is exempt from federal, and Colorado income taxes. The non-Colorado "quality" municipal obligations that currently qualify are those issued by Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. However, as a Colorado-oriented fund, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in the "quality" municipal obligations of Colorado issuers. It is possible, but not anticipated, that up to 20% of the Fund's net assets, plus any borrowings for investment purposes, could be invested in obligations of non-Colorado issuers. If the Board of Trustees determines to change the Fund's policy of investing at least 80% of the Fund's net assets, plus any borrowing for investment purposes, in "quality" municipal obligations of Colorado issuers, it will provide the shareholders of the Fund at least 60 days prior written notice of the change.

"Quality" municipal obligations are those rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service or Standard & Poor's Corporation or, if unrated, are determined to be of comparable quality by the Adviser. The Fund may invest up to 15% of its total assets in such unrated securities.

At least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested, under normal market conditions, in bonds whose interest is exempt from federal and Colorado personal income taxes.

PRINCIPAL INVESTMENT RISKS The value of the Fund's shares will fluctuate within a wide range, so an investor in the Fund could lose money over short or even long periods. The principal risks of investing in this Fund include:

   - INTEREST RATE RISK: When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

[SIDENOTE]

FUND FACTS

Goal: To provide investors with a high level of current income that is exempt from Colorado and federal income taxes while seeking to preserve principal.

Principal Investments:
-    Colorado Municipal Obligations

Investment Adviser (the "Adviser"):
-    Denver Investment Advisors LLC

Distributor:
-    ALPS Distributors, Inc. ("ADI" or "Distributor")

   - CREDIT RISK: The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

   - CALL RISK: The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and would have to reinvest in lower yielding securities.

   - LIQUIDITY RISK: The risk that certain securities or other investments may be difficult or impossible to sell at the time the Fund would like to sell them, or that it may be difficult for the Fund to sell the investment for the value the Fund has placed on it.

   - NON-DIVERSIFICATION RISK: An investment in a non-diversified mutual fund (as defined in the Investment Company Act of 1940) such as the Fund, entails greater risks than an investment in a diversified mutual fund. Because the Fund is non-diversified, it may invest a higher percentage of its assets in the securities of a smaller number of issuers. As a result, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a more widely diversified mutual fund and may be subject to greater risk of loss with respect to its portfolio securities.

   - GEOGRAPHIC CONCENTRATION RISK: The performance of the Fund is susceptible to various statutory, political, and economic factors that are unique to the State of Colorado. Some of these factors include the Colorado budget process, the state economy, and the volatility of state tax collections.

For more information about the risk factors identified above, and other risks associated with investing in the Fund, please see the SAI.

FUND PERFORMANCE The following bar chart and performance table provide some indication of the risks of investing in the Fund. The chart shows the Fund's calendar year performance. The table shows the Fund's average annual returns over the past year, five years, and since inception of the Fund. The table also compares the average annual total returns of the Fund for the periods shown to the performance of the Lehman Brothers Municipal Bond Index. THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance shown in the bar chart includes the expenses associated with those shares from year-to-year.

[CHART]

PLOT POINTS

        1999           (0.45)%
        2000            7.44%
        2001            4.50%
        2002            8.03%
        2003            3.40%

The Fund's best return for a calendar quarter was 3.36% for the third quarter of 2002, and the lowest return was (1.35)% for the second quarter of 1999. The year-to-date return as of June 30, 2004, was (1.44%).

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2003)

                                           1 YEAR   5 YEAR   SINCE INCEPTION (3/2/98)
Aristata Colorado Quality
  Tax Exempt Fund:
   Return Before Taxes                       3.40%    4.54%           4.74%
   Return After Taxes on Distributions       3.15%    4.44%           4.62%
   Return After Taxes on Distributions
     and Sale of Fund Shares                 3.59%    4.48%           4.66%
Lehman Brothers Municipal
  Bond Index                                 5.32%    5.83%           5.92%

The Lehman Brothers Municipal Bond Index is an unmanaged index that is a broad measure of tax-exempt bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, taxes, brokerage commissions, or other expenses of investing.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investors tax situation and may differ from those shown, and after-tax returns shown are not relevant to investor's who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

FUND FEES AND EXPENSES

The information in this section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                               MAXIMUM
                                                   MAXIMUM    DEFERRED
                                                    SALES       SALES     REDEMPTION    EXCHANGE
FUND                                                LOAD       CHARGE        FEE          FEE
Aristata Equity Fund                                None        None         None         None
Aristata Quality Bond Fund                          None        None         None         None
Aristata Colorado Quality Tax-Exempt Fund           None        None         None         None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets - For the year ended April 30, 2004)

                                                                TOTAL                    ANNUAL
                                                             DISTRIBUTION                 FUND
                                                 MANAGEMENT    (12b-1)      OTHER       OPERATING
FUND                                                FEE          FEE       EXPENSES     EXPENSES
Aristata Equity Fund                                0.85%       None         0.73%        1.58%
Aristata Quality Bond Fund                          0.50%       None         0.97%        1.47%
Aristata Colorado Quality Tax-Exempt Fund           0.50%       None         0.71%        1.21%

Example -- The following hypothetical example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The hypothetical example assumes that you invest $10,000 in a Fund for the time periods indicated and that total annual operating expenses set forth above are incurred. The hypothetical example also assumes a 5% return each year and that a Fund's operating expenses will remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
Aristata Equity Fund                       $  161   $   499   $   860   $  1,876
Aristata Quality Bond Fund                 $  150   $   465   $   802   $  1,755
Aristata Colorado Quality
   Tax-Exempt Fund                         $  123   $   384   $   665   $  1,464

BOARD OF TRUSTEES

The business and affairs of each Fund are managed under the direction of the Trust's Board of Trustees. The SAI contains information about the Board of Trustees.

FUND MANAGEMENT

On July 1, 2004, DENVER INVESTMENT ADVISORS LLC ("DENVER INVESTMENT ADVISORS") became the investment adviser to the Aristata Equity Fund, Aristata Quality Bond Fund, and Aristata

Colorado Quality Tax-Exempt Fund. On that date, new Interim Advisory Agreements were entered into between Denver Investment Advisors and Financial Investors Trust (the "Trust") on behalf of each of the Aristata Funds.

As of July 1, 2004, Denver Investment Advisors purchased all of the stock of TEMPEST INVESTMENT COUNSELORS, INC. ("TEMPEST"), the former investment adviser to the Aristata Funds. As required by the Investment Company Act of 1940, the Funds' Advisory Agreements with TEMPEST terminated upon such acquisitions. At a June 15, 2004 meeting of the Trustees of the Trust, in anticipation of this transaction, the Trustees approved the Interim Advisory Agreements under which Denver Investment Advisors will direct the investment of the Funds in accordance with each Fund's investment objective, policies and restrictions. The term of each Interim Advisory Agreement is 150 days, and it may be terminated on 10 days notice by the Trustees. Except for the term, all material terms and conditions of each Interim Advisory Agreement, including the fees to be paid by the Funds, will be the same as under the Funds' prior agreements with TEMPEST. The fees paid by the Funds under the agreement will be held in escrow pending approval by the shareholders of the Fund.

Denver Investment Advisors has proposed to the Trustees that each of the Aristata Funds be merged into a Westcore Fund, now managed by Denver Investment Advisors, with similar investment objectives. The Trustees have not acted on this proposal and, if they approve the proposal, it will be submitted to the shareholders of each Aristata Fund prior to becoming effective.

During the term of the interim agreements, the Funds will be managed by teams of investment professionals. The Aristata Equity Fund is managed by the Equity Value research team of Denver Investment Advisors. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members focus on certain sectors and buy and sell securities for the Fund as they see fit, guided by the Funds' investment objectives and strategies.

The Aristata Quality Bond Fund and the Aristata Colorado Quality Tax-Exempt Fund are managed by the Fixed Income research team of Denver Investment Advisors. Investment professionals within the Fixed Income research team are responsible for making investment decisions for these Funds in accordance with each Fund's respective investment objectives and strategies. The Fixed Income research team works closely together reviewing portfolio holdings, conducting investment research and challenging investment ideas. The Adviser's address is 1225 17th Street, Suite 2600, Denver, Colorado 80202. The Adviser manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises, and administers the Funds' investments. The Adviser is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers, as selected by the Adviser in its discretion.

For the advisory services it receives, the Aristata Equity, Quality Bond and Colorado Quality Tax-Exempt Funds each pay the Adviser a monthly management fee at the annual rate of 0.85%, 0.50% and 0.50%, respectively, of each fund's average net assets. For the fiscal year ended April 30, 2004, the previous Adviser, TEMPEST, received advisory fees from the Aristata Equity,

Quality Bond and Colorado Tax-Exempt Funds of 0.85%, 0.50% and 0.50%, respectively, of each fund's average net assets.

INVESTING IN THE FUNDS

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Aristata Funds to obtain your name, your date of birth (for a natural person), your residential address or physical place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase Applications without such information may not be accepted. To the extent permitted by applicable law, Aristata Funds reserves the right to place limits on transactions in your account until your identity is verified.

BUYING FUND SHARES

As described below, you may purchase shares of the Funds through an authorized broker or investment adviser, or directly from the Funds. Your orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. Your payment will be invested in full and fractional shares of a Fund. Orders transmitted to the Funds in proper form prior to the close of trading (normally 4:00 p.m. Eastern
Time) will be executed that day. You will not receive certificates for shares that you purchase. ALPS serves as the Funds' Transfer Agent and maintains records of each shareholder's holdings of Fund shares. Your initial investment in a Fund must be preceded or accompanied by a completed, signed application. You may obtain additional Account Applications by calling the Funds at
800.644.8595. The Funds reserve the right to reject any purchase.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS

The minimum initial investment in each Fund is $2,000. Any subsequent investments must be at least $50. If your account balance falls below $2,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record or issue a check to the shareholder of record. The Fund will notify you when your balance has fallen below $2,000, and you will be given 30 days to increase your investment above that amount.

You may establish an Individual Retirement Account ("IRA") with the Aristata Equity and Aristata Quality Bond Funds. To establish an IRA, you must complete a separate application that you can obtain by calling these Funds at 800.644.8595. The minimum initial investment in an IRA is $2,000. Any subsequent investments in an IRA must be at least $50.

INVESTING THROUGH YOUR BROKER OR INVESTMENT ADVISER

Shares may be available to new and existing shareholders through authorized brokers and investment advisers.

Simply complete an Account Application and contact your broker or investment adviser with instructions as to the amount you wish to invest. Your broker or investment adviser will then contact the Fund to place the order on your behalf. Authorized brokers and investment advisers may impose additional requirements and charges for the services rendered.

Your orders received by a Fund prior to the close of its trading (which is normally 4:00 p.m. Eastern Time), will become effective that day. Brokers who receive your orders are obligated to transmit them promptly. You will receive written confirmation of your order within a few days of receipt of instructions from your broker or investment adviser.

INVESTING DIRECTLY WITH THE FUNDS

You can invest in the Funds directly by using any of the methods described below.

By Mail. Make your check payable to the Aristata Equity, Aristata Quality Bond or Aristata Colorado Quality Tax-Exempt Funds and mail it, along with the Account Application (if your purchase is an initial investment), to the address indicated on the Account Application. Third party and foreign checks will not be accepted. For existing accounts please include the Fund name and your account number on all checks.

By Bank Transfer. After you have established an account with a Fund, a bank transfer will allow you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Fund account. To use this service, you must select this option on your Account Application. You also will need an account with a bank that provides bank transfer services. (Your bank may charge you a fee for this service.) Once you have established this option, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the initial authorization for the transfer to occur.

By Wire. To initiate your wire transaction, contact your depository institution and instruct them to wire Federal Funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) to:

State Street Bank & Trust Co.
ABA# 011000028
(Fund Name)
Credit DDA# 02148377
(Account Registration)
(Account Number)

Automatic Investment Program. The Automatic Investment Program offers a simple way to establish and maintain a consistent investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Plan section of your Account Application. When you participate in this program, the minimum initial investment in each Fund is $250.

You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Funds at 800.644.8595 at least three business days prior to your next scheduled investment date.

The Funds may at their discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. The Funds reserve the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.

SELLING FUND SHARES

Shareholders may redeem their shares, in whole or in part, on each day a Fund is valued (see the section entitled "PRICING FUND SHARES" later in this Prospectus). Shares will be redeemed at the net asset value next determined after a proper redemption request has been received by the Fund in good form. A redemption is a tax reportable transaction and any gain or loss is a taxable event. See the section entitled "TAXES" later in this Prospectus for more information.

Where the shares to be redeemed have been purchased by check, the payment of redemption proceeds may be delayed until the purchasing check has cleared. Shareholders may avoid this delay by investing through wire transfers of Federal Funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, redemption proceeds will ordinarily be sent by check to the shareholder at the address of record on the next business day. The Funds may, however, take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings or if an emergency condition, as determined by the SEC, merits such action, the Funds may suspend redemptions or postpone payment dates beyond the normal seven day redemption period.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Funds have no present intention to do so, the Funds reserve the right to refuse or to limit the frequency of any telephone, wire or bank transfer redemptions. It may be difficult to make contact by telephone during periods of severe market or economic change. Shareholders should consider alternative methods of communications during such times.

The Funds may modify or terminate their redemption services and provisions at any time. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders. For your protection, redemptions may be suspended for a period of 15 days following an address change.

All redemptions of shares of the Funds will be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that fund at the beginning of such period. For redemption requests by shareholders in excess of such amounts, and, in case of an emergency or anytime a cash distribution would impair the liquidity of a Fund to the detriment of existing shareholders, the Board of Trustees reserves the right to have the Funds make payments, in whole or in part, in securities or other assets of the Fund.

You can redeem your shares directly from a Fund using any of the methods described below.

SELLING YOUR SHARES USING AN AUTHORIZED BROKER OR INVESTMENT ADVISER

You may redeem your shares by contacting your authorized broker or investment adviser and instructing them to redeem your shares. They will then contact ALPS and place a redemption order on your behalf.

SELLING YOUR SHARES DIRECTLY TO THE FUNDS

By Mail. You may redeem your shares by sending a letter directly to the appropriate Fund. To be accepted, a letter requesting redemption must include:

          -  your account number and account registration;
          -  the Fund name from which you are redeeming shares;
          -  the amount to be redeemed; and
          - an authorized signature(s) along with a signature guarantee (if required).

A signature guarantee is designed to protect you, the Fund, and its agents from fraud. Your written request requires a signature guarantee if the check is $10,000 or greater, if the check is being mailed to an address that has been changed within the last 30 days, if the check is not being mailed to the address on your account, or if the check is not being made out to the account owner. The following institutions should be able to provide you with a signature guarantee: banks, broker-dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A notary public cannot provide a signature guarantee.

By Telephone. If you have established the telephone redemption privilege on your Account Application, you may redeem your shares by calling the Funds at
800.644.8595. You should be prepared to give the telephone representative the following information:

          - your account number, social security or tax identification number and account registration;
          -  the Fund name from which you are redeeming shares; and
          -  the amount to be redeemed.

The telephone conversation may be recorded to protect you and the Funds. The Funds employ reasonable procedures to confirm that instructions communicated by telephone to its representatives are genuine. However, if the Funds act on instructions it reasonably believes to be genuine, you will bear the loss.

You cannot redeem shares held in IRAs using the telephone.

By Wire. You may instruct the appropriate Fund to send your redemption proceeds via federal wire ($1,000 minimum per transaction) or bank transfer to your personal bank. Your instructions should include:

          -  your account number and account registration;
          -  the Fund name from which you are redeeming shares;
          -  the amount to be redeemed; and
          -  an authorized signature(s).

Wire and bank transfer redemptions can be made only if the privilege has been established on your Account Application and you have attached a copy of a voided check or a letter summarizing the wiring instructions of the account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

Systematic Withdrawal Plan. If your Fund account balance is $10,000 or more, you may elect to have periodic redemptions made from your account on a monthly, quarterly, semi-annual or annual basis by completing the Systematic Withdrawal Plan section of the Account Application. The minimum periodic withdrawal is $100 and the transaction normally will be executed on the 5th or 20th day of the selected month(s). You may request that these payments be sent to a predesignated bank account or other designated party. Depending on the size of the payment requested and fluctuation in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust your account. If a shareholder participates in the Systematic Withdrawal Plan, all dividends are automatically reinvested unless the shareholder directs otherwise.

EXCHANGING FUND SHARES

The Aristata Funds offer two convenient ways to exchange shares in one Fund for shares in another Aristata Fund. Before engaging in an exchange transaction, a shareholder should read carefully the sections of this Prospectus describing the Fund into which the exchange will occur. A shareholder may not exchange shares of one Fund for shares of another Fund if that Fund is not qualified for sale in the state of the shareholder's residence. Please call the Funds at 800.644.8595 to see if the Fund you are interested in is available in your state. The minimum amount for an initial and subsequent exchange is $50. The Aristata Funds may terminate or amend the terms of the exchange privilege at any time upon at least 60 days prior written notice to shareholders of any modification or termination of the exchange privilege. For your protection, exchanges may be suspended for a period of 15 days following an address change.

A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.

An exchange is taxable as a sale of a security on which a gain or loss may be recognized. See the section entitled "TAXES" later in this Prospectus for more information. Shareholders will receive written confirmation of the exchange following completion of the transaction.

Exchange by Mail. To exchange Fund shares by mail, simply send a letter of instruction to the appropriate Fund. The letter of instruction must include:

          -  your account number and account registration;
          - the Fund from and the Fund into which you wish to exchange your investment;
          -  the dollar or share amount you wish to exchange; and
          -  an authorized signature(s).

Exchange by Telephone. If you have established the telephone exchange privilege on your Account Application, you may exchange Fund shares by telephone by simply calling the Funds at 800.644.8595. You should be prepared to give the telephone representative the following information:

          - your account number, social security or tax identification number and account registration;
          - the name of the Fund from and the Fund into which you wish to exchange your investment; and
          -  the dollar or share amount you wish to exchange.

The conversation may be recorded to protect you and the Fund. See the section entitled "SELLING YOUR SHARES DIRECTLY TO THE FUNDS - BY TELEPHONE" earlier in this Prospectus for a discussion of telephone transactions.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRA")

The Aristata Equity and Aristata Quality Bond Funds may be used as a funding medium for traditional and Roth IRAs. In addition, a traditional or Roth IRA may be established through a custodial account with these Funds.

Completion of a special application is required to create such an account, and the minimum initial investment for an IRA is $2,000. Contributions to IRAs are subject to the limits and conditions established by the Internal Revenue Service. For more information, call the Funds at 800.644.8595 or your tax adviser.

Additional account level fees are imposed for IRA accounts.

PRICING FUND SHARES

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for each Fund is determined by adding the value of a Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of a Fund's shares outstanding. A Fund's NAV is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) each day that the Exchange is open.

When a Fund calculates the share price for the Fund shares, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided upon by the Trustees of the Funds.

For more information please refer to the SAI.

TAXES

The Funds intend to distribute substantially all of their net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Aristata Equity Fund, if any, are declared and paid quarterly. Income dividends for the Aristata Quality Bond and Colorado Quality Tax-Exempt Funds, if any, are declared daily and paid monthly.

Federal Taxes. Distributions of gains from the sale of assets held by each Fund for more than one year generally are taxable to shareholders at the applicable capital gains rate, regardless of how long they have owned their Fund shares. Distributions from other sources generally are taxed as ordinary income. A portion of the Aristata Equity Fund's dividends may qualify for the dividends-received deduction for corporations or a reduced applicable tax rate for individuals if certain qualifications are met. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except for distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Funds will send each shareholder an IRS Form 1099-DIV by January 31.

State Taxes. Distributions received from the Aristata Colorado Quality Tax-Exempt Fund will not be subject to Colorado personal income taxes to the extent such distributions are attributable to interest on bonds or securities of the U.S. Government or any of its agencies and certain instrumentalities, or on bonds or securities issued by the State of Colorado or any county, municipality or political subdivision of Colorado, including any agency, board, authority or commission thereof, without regard to maturity.

Taxation of Certain Private Activity Bonds. Tax-exempt interest from certain private activity bonds and exempt-interest dividends attributable to that interest income constitute an item of tax preference under the AMT. Therefore, shareholders who may be deemed to be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds could suffer adverse tax consequences from investing in the Aristata Colorado Quality Tax-Exempt Fund and, therefore, should consult their tax advisers before purchasing shares of the Aristata Colorado Quality Tax-Exempt.

"Buying a Dividend." When shares are purchased just before a distribution ("buying a dividend"), the share price will reflect the amount of the upcoming distribution. Consequently, a portion of the share price will be received back as a taxable distribution.

Conversion of the Fund. On or before March 2, 1998, common trust and collective investment fund assets ("pools") managed by the previous Adviser, TEMPEST INVESTMENT COUNSELORS, INC., contributed assets to the Funds in exchange for shares of the Funds. This transfer may result in adverse tax consequences under certain circumstances to either the investors transferring shares from the pools for shares of the Funds ("reorganizing shareholders") or to investors who acquire shares of the Funds after a transfer ("new shareholders"). The historical tax cost basis of the pool assets is carried forward to the Funds. Therefore, if appreciated securities are sold after the transfer, the amount of the gain would be taxable to new shareholders as well as to reorganizing shareholders. New shareholders would therefore incur a tax liability on distributions of capital gains realized by the Funds even though the value of their investment in the Funds may not have increased. The effect on shareholders who transferred into the Funds would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Funds acquire securities having an unrealized capital loss. In that case, reorganizing shareholders who transferred into the Funds will be unable to utilize the loss to offset gains, but, because the transfer itself did not result in any realized gains (or losses), the inability of shareholders who transferred into the Funds to utilize unrealized losses will have no immediate tax effect. New shareholders, to the extent that unrealized losses are realized by the Funds, may benefit by any reduction in net tax liability attributable to the losses.

Other Tax Information. The information above is only a summary of some of the federal tax consequences generally affecting the Funds and their shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions from the Aristata Equity and Aristata Quality Bond Funds may be subject to state or local taxes. Shareholders should consult their tax advisers for details and up-to-date information on the federal and state tax laws to determine whether the Funds are suitable given your particular tax situation.

When you sign your Account Application, you will be asked to certify that 1) all information provided is true and correct, 2) the number shown on the Account Application is your correct tax identification number, and 3) you are not subject to back-up withholding, either because: you have not been notified by the Internal Revenue Service ("IRS") that you are subject to back-up withholding due to your underreporting of interest or dividends; or the IRS has notified you that you are no longer subject to back-up withholding, and 4) you are a U.S. Person(s) (including a U.S. resident alien).

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual report, which are available upon request by calling the Funds at 800.644.8595.

Selected data for a share of beneficial interest outstanding throughout the period indicated:

ARISTATA EQUITY FUND

                                                             FOR THE YEAR ENDED APRIL 30,
                                              2004         2003          2002          2001         2000
Selected Per-Share Data:
Net asset value - beginning of period      $     6.47   $     8.22    $     9.34    $     9.34   $    11.11
Income from investment operations:
Net investment income                            0.05         0.07          0.10          0.11         0.12
Net realized and unrealized gain (loss)
     on investments                              1.64        (1.49)        (0.58)         0.78        (0.01)
  Total income (loss) from investment
     operations                                  1.69        (1.42)        (0.48)         0.89         0.11

Distributions:
  From net investment income                    (0.05)       (0.07)        (0.09)        (0.11)       (0.12)
  From net realized gain                            -        (0.26)        (0.55)        (0.78)       (1.76)
  Total distributions                           (0.05)       (0.33)        (0.64)        (0.89)       (1.88)

Net asset value - end of period            $     8.11   $     6.47    $     8.22    $     9.34   $     9.34

Total Return*                                   26.21%      (17.25)%       (4.99)%       10.31%        2.23%
Ratios and Supplemental Data:
Net assets, end of period (000)            $   31,244   $   24,281    $   67,698    $   68,707   $   73,076

Ratio of expenses to average net assets          1.53%        1.29%         1.05%         1.05%        1.01%
Ratio of net investment income to
  average net assets                             0.65%        1.10%         1.10%         1.14%        1.20%
Ratio of expenses to average net
  assets without fee waivers                     1.58%        1.47%         1.17%         1.16%        1.09%
Ratio of net investment income to
  average net assets without fee waivers         0.60%        0.92%         0.99%         1.03%        1.12%

Portfolio turnover rate                         25.83%       17.82%        24.12%        27.47%       16.63%

* Total return would have been lower had various fees not been waived during the period.

Selected data for a share of beneficial interest outstanding throughout the period indicated:

ARISTATA QUALITY BOND FUND

                                                            FOR THE YEAR ENDED APRIL 30,
                                              2004          2003         2002         2001         2000
Selected Per-Share Data:
Net asset value - beginning of period      $     9.94    $     9.75   $     9.75   $     9.32   $     9.88
Income from investment operations:
  Net investment income                          0.35          0.51         0.57         0.60         0.59
  Net realized and unrealized gain (loss)
     on investments                             (0.37)         0.34        (0.01)        0.43        (0.57)

  Total income (loss) from investment
     operations                                 (0.02)         0.85         0.56         1.03         0.02

Distributions:
  From net investment income                    (0.40)        (0.66)       (0.56)       (0.60)       (0.58)
  Total distributions                           (0.40)        (0.66)       (0.56)       (0.60)       (0.58)

Net asset value - end of period            $     9.52    $     9.94   $     9.75   $     9.75   $     9.32

Total Return*                                   (0.21)%        8.93%        5.85%       11.33%        0.28%

Ratios and Supplemental Data:
Net assets, end of period (000)            $   11,488    $   16,418   $   41,822   $   42,399   $   42,408

Ratio of expenses to average net assets          1.42%         0.94%        0.70%        0.70%        0.68%
Ratio of net investment income to
  average net assets                             4.09%         5.02%        5.75%        6.25%        6.16%
Ratio of expenses to average net
  assets without fee waivers                     1.47%         1.06%        0.77%        0.79%        0.75%
Ratio of net investment income to
  average net assets without fee waivers         4.04%         4.91%        5.67%        6.16%        6.10%

Portfolio turnover rate                         33.82%        20.41%       32.04%       15.72%       10.06%

* Total return would have been lower had various fees not been waived during the period.

Selected data for a share of beneficial interest outstanding throughout the period indicated:

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

                                                            FOR THE YEAR ENDED APRIL 30,
                                              2004         2003         2002         2001         2000
Selected Per-Share Data:
Net asset value - beginning of period      $     9.95   $     9.65   $     9.58   $     9.35   $     9.89
Income from investment operations:
  Net investment income                          0.33         0.38         0.45         0.46         0.46
  Net realized and unrealized gain (loss)
     on investments                             (0.26)        0.30         0.08         0.23        (0.45)

  Total income from investment operations        0.07         0.68         0.53         0.69         0.01

Distributions:
  From net investment income                    (0.33)       (0.38)       (0.44)       (0.46)       (0.46)
  From net realized gain                        (0.12)           -        (0.02)           -        (0.09)
  Total distributions                           (0.45)       (0.38)       (0.46)       (0.46)       (0.55)

Net asset value - end of period            $     9.57   $     9.95   $     9.65   $     9.58   $     9.35

Total Return*                                    0.68%        7.19%        5.62%        7.50%        0.16%

Ratios and Supplemental Data:
Net assets, end of period (000)            $   11,182   $   13,969   $   13,350   $   12,725   $   13,799

Ratio of expenses to average net assets          1.17%        0.86%        0.50%        0.50%        0.48%
Ratio of net investment income to
  average net assets                             3.34%        3.86%        4.57%        4.81%        4.85%
Ratio of expenses to average net assets
  without fee waivers and reimbursements         1.21%        1.09%        1.03%        1.04%        0.93%
Ratio of net investment income to
  average net assets without fee
  waivers and reimbursements                     3.30%        3.62%        4.04%        4.27%        4.41%

Portfolio turnover rate                         10.93%       17.79%       15.91%        9.29%       12.41%

* Total return would have been lower had various fees not been waived during the period.

ADDITIONAL INFORMATION ABOUT THE FUNDS

You can request other information about the Funds, including a Statement of Additional Information, annual report, or semi-annual report, free of charge, by contacting ALPS at 800.644.8595 or writing to ALPS at 1625 Broadway, Suite 2200, Denver, Colorado 80202. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy, upon payment of a duplicating fee, the Funds' Statement of Additional Information, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Additionally, the SEC maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Funds. For more information about the operation of the Public Reference Room, please call the SEC at 202.942.8090.

ARISTATA MUTUAL FUNDS
PMB Box 610
303 Sixteenth Street, Suite 016
Denver, CO 80202-5657
800.644.8595

INVESTMENT ADVISER
Denver Investment Advisors LLC
1225 17th Street Suite 2600
Denver, CO 80202

ADMINISTRATOR
ALPS Mutual Funds Services, Inc.
1625 Broadway
Suite 2200
Denver, CO 80202

DISTRIBUTOR
ALPS Distributors, Inc.
1625 Broadway
Suite 2200
Denver, CO 80202


     ARISTATA FUNDS

        - Are NOT insured by the FDIC, a bank or any agency of the U.S. Government.

        - Are NOT bank deposits or other obligations of or guaranteed by a bank.

        - Involve investment risks, including the possible loss of the principal amount


Investment Company Act File No. 811-08194

                            FINANCIAL INVESTORS TRUST

                         U.S. TREASURY MONEY MARKET FUND
              U.S. GOVERNMENT MONEY MARKET FUND (CLASSES I AND II)
                   PRIME MONEY MARKET FUND (CLASSES I AND II)
      AMERICAN FREEDOM U.S. GOVERNMENT MONEY MARKET FUND (CLASSES I AND II)

                                 P.O. Box 44035
                           Denver, Colorado 80201-4035

                                 August 27, 2004

General Information: 800.298.3442

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Prospectus for shares of the U.S. Treasury Money Market Fund (the "U.S. Treasury Fund"), the U.S. Government Money Market Fund, Classes I and II (the "U.S. Government Funds"), the Prime Money Market Fund, Classes I and II (the "Prime Funds"), or the American Freedom U.S. Government Money Market Fund, Classes I and II (the "American Freedom U.S. Government Funds"), collectively (the "Funds"), dated August 27, 2004 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address and information number printed above. The Funds' most recent Annual Report is incorporated herein by reference, and can be obtained, free of charge, by calling the toll-free number printed above.

                              TABLE OF CONTENTS

                                                                            PAGE
Investment Policies and Risks                                                  1

Investment Restrictions                                                        6

Management                                                                     7

Code of Ethics                                                                16

Proxy Voting Policies and Procedures                                          16

Calculation of Yields and Performance Information                             16

Determination of Net Asset Value                                              18

Portfolio Transactions                                                        19

Exchange Privilege                                                            20

Redemptions                                                                   20

Federal Income Taxes                                                          21

Shares of Beneficial Interest                                                 22

Principal Shareholders                                                        23

Distribution Plan                                                             26

Other Information                                                             27

Capitalization                                                                27

Custodian and Sub-Custodian                                                   27

Independent Registered Public Accounting Firm                                 27

Financial Statements                                                          27

                          INVESTMENT POLICIES AND RISKS

     Financial Investors Trust (the "Trust") is an open-end, diversified management investment company with multiple investment portfolios. The Trust is a Delaware business trust established under a Declaration of Trust dated November 30, 1993. Four of its investment portfolios are discussed in this SAI.

     THE U.S. TREASURY FUND seeks to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity by investing exclusively in U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury and repurchase agreements fully collateralized by direct U.S. Treasury obligations. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

     THE U.S. GOVERNMENT FUND seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and liquidity by investing exclusively in obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by such obligations. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

     THE PRIME FUND seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and liquidity by investing in a defined group of short-term, U.S. dollar denominated money market instruments. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

     THE AMERICAN FREEDOM U.S. GOVERNMENT FUND seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and liquidity by investing exclusively in obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by such obligations. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

     Shares of the Funds are offered for sale by ALPS Distributors, Inc. ("ADI" or the "Distributor"), the Sponsor and Distributor, as an investment vehicle for institutional and high net worth investors.

     The Prospectuses discuss the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

     The following information supplements the discussion of the investment objectives and policies of the Funds in each Fund's Prospectus.

     U.S. TREASURY OBLIGATIONS. Each Fund may invest, and the U.S. Treasury Fund invests exclusively, in direct obligations of the United States Treasury which have remaining maturities of 13 months or less and related repurchase agreements. The United States Treasury issues various types of marketable securities consisting of bills, notes, bonds and other debt securities. They are direct obligations of the United States Government and differ primarily in the length of their maturity. Treasury bills, the most frequently issued marketable United States Government security, have a maturity of up to one year and are issued on a discount basis.

     U.S. GOVERNMENT AGENCIES (U.S. Government Fund, Prime Fund, American Freedom U.S. Government Fund). The U.S. Government Fund, the Prime Fund, and the American Freedom U.S. Government Fund may invest in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities which have remaining maturities not exceeding thirteen months. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the United States Government include the Banks for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association. United States Government agency and instrumentality obligations include master notes issued by these entities but do not include obligations of the World Bank, the Inter-American Development Bank or the Asian Development Bank.

     ASSET-BACKED SECURITIES (Prime Fund). Asset-backed securities purchased by the Fund may include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee. However, the extent of the credit enhancement may differ amongst securities and generally only applies to a fraction of the securities' value. With respect to asset-backed securities arising from secured debt (such as automobile receivables), there is a risk that parties other than the originator and servicer of the loan may acquire a security interest superior to that of the securities holders.

     BANK OBLIGATIONS (Prime Fund). These obligations include negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued or supported by banks. The Fund's policy on concentration in bank obligations and a description of the banks the obligations of which the Fund may purchase are set forth in the Fund's Prospectus. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of foreign branches of United States banks or foreign banks which are payable on a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

     COMMERCIAL PAPER (Prime Fund). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, financial institutions and government agencies and instrumentalities (but only in the case of taxable securities). All commercial paper purchased by the Fund is, at the time of investment, required to be rated (or issued by an issuer with a similar security rated) in the highest short-term rating category by two or more Nationally Recognized Statistical Ratings Organizations ("NRSROs"), or the only NRSRO rating the security, or if unrated, determined to be of comparable credit quality by the Adviser. Because variable rate master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded. There is no secondary market for variable rate master demand notes, although they are redeemable, and thus immediately repayable by the borrower, at principal amount, plus accrued interest, at any time.

     CORPORATE DEBT SECURITIES (Prime Fund). Investments in these securities are limited to non-convertible corporate debt securities such as bonds and debentures which have thirteen months or less remaining to maturity and which are rated in one of the highest two short-term rating categories by an NRSRO or are of comparable quality.

     The rating "P-1" is the highest commercial paper rating assigned by Moody's and the ratings "A-1" and "A-1+" are the highest commercial paper ratings assigned by Standard & Poor's. Debt securities rated "Aa" or better by Moody's or "AA" or better by Standard & Poor's are generally regarded as high-grade obligations. Those rated "Aaa" by Moody's or "AAA" by Standard & Poor's are judged to be of the highest quality and exhibit an extremely strong ability to pay interest and repay principal. Those rated "Aa" by Moody's or "AA" by Standard & Poor's are judged to be of high quality by all standards and differ from higher rated issues only in a small degree with respect to their ability to pay interest and repay principal. Those rated "A" by Moody's and Standard & Poor's possess many favorable attributes and are to be considered as upper medium grade obligations, although they may be more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, if the security is downgraded to a level below that permitted for money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's adviser must report such event to the Board of Trustees as soon as possible to permit the Board to reassess the security promptly to determine whether it may be retained as an eligible investment for the Fund. To the extent-the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus and in this SAI.

     LOANS OF PORTFOLIO SECURITIES (Prime Fund). The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund.

     The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     MORTGAGE-RELATED SECURITIES (U.S. Government Fund, Prime Fund, American Freedom U.S. Government Fund). The U.S. Government Fund, the Prime Fund, and the American Freedom U.S. Government Fund may, consistent with their respective investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     Mortgage-related securities, for purposes of the Funds' Prospectuses and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. To an even greater extent than other interest-bearing securities, the prices of such securities may be extremely sensitive to, and inversely affected by, changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to a Fund. Lower than estimated prepayments from an increase in interest rates might alter the expected average life of such securities and increase volatility. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     REPURCHASE AGREEMENTS. Each Fund may invest in securities pursuant to repurchase agreements, whereby the seller agrees to repurchase such securities at the Fund's cost plus interest within a specified time (generally one day). The securities underlying the repurchase agreements will consist exclusively of U.S. Government obligations in which the Funds are otherwise permitted to invest. While repurchase agreements involve certain risks not associated with direct investments in the underlying securities, the Funds will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks and registered broker-dealers having creditworthiness determined by the Adviser to be substantially equivalent to that of issuers of debt securities rated investment grade. In addition, the Funds' repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and that the Funds' custodian will take possession of such collateral. In the event of a default or bankruptcy by the seller, the Funds will seek to liquidate such collateral. However, the exercise of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the Investment Company Act of 1940 (the "1940 Act"). There is no limit on the amount of the Funds' net assets that may be subject to repurchase agreements having a maturity of, or a liquidation feature permitting termination within a period of, seven days or less. The Funds do not presently intend to enter into repurchase agreements, which will cause more than 10% of a Fund's net assets to be subject to repurchase agreements having a maturity beyond seven days.

     REVERSE REPURCHASE AGREEMENTS (Prime Fund). The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will maintain in a segregated account cash, or other liquid assets (as determined by the Board) of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     STRIPPED GOVERNMENT SECURITIES. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. Each Fund may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) that are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP STRIPS are eligible investments for the Prime, U.S. Government, and the American Freedom U.S. Government Funds.

     The Prime Fund may also purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payments that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts
(TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion.

     Because of the SEC's views on privately stripped government securities, the Prime Fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds. Accordingly, the Prime Fund currently intends to purchase only those privately stripped government securities that have either received the highest rating from two NRSROs (or one, if only one has rated the security), or, if unrated, been judged to be of equivalent quality by GE Asset Management, Inc. ("GEAM").

     VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOS/FRDOS) (U.S. Government Fund, Prime Fund, American Freedom U.S. Government Fund). VRDOs/FRDOs are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

     A demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating, or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Trustees. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon a finding of comparable short-term quality pursuant to procedures to be adopted by the Trustees.

     The Prime Fund may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Fund to tender (or put) its bonds to an institution at periodic intervals and to receive the principal amount thereof. The Fund considers variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs it purchases.

     The Prime Fund may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the Fund acquires a right to sell the instruments that meets certain requirements set forth in Rule 2a-7. A variable rate instrument (including instruments subject to a demand feature) that matures in 397 days or less may be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the date on which principal can be recovered on demand. A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that matures in more than 397 days but that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. A floating rate instrument that matures in 397 days or less shall be deemed to have a maturity of one day.

     The U.S. Government, Prime, and American Freedom U.S. Government Funds may invest in variable and floating rate instruments of the U.S. Government, and its agencies and instrumentalities, with remaining maturities of 397 days or more provided that they are deemed to have a maturity of less than 397 days as defined in accordance with the SEC rules. A variable rate instrument that matures in 397 days or more may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES (Prime Fund). The Fund may purchase securities on a when issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. To facilitate such acquisitions, the Fund will maintain with the custodian a separate account with a segregated portfolio of liquid securities in an amount at least equal to such commitments. On the delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from cash flow. While the Fund normally enters into these transactions with the intention of actually receiving or delivering the securities, it may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on a Fund and may contribute to volatility of the Fund's net asset value.

     ZERO COUPON SECURITIES. Each Fund may invest in zero coupon securities. Zero Coupon Bonds purchased by a Fund do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

                             INVESTMENT RESTRICTIONS

     The Funds observe the following fundamental investment restrictions, which can be changed only when permitted by law and approved by a majority of a Fund's outstanding voting securities. A "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxies or (ii) more than 50% of the outstanding shares.

The Funds may not:

     (1) purchase securities on margin or purchase real estate or interests therein, commodities or commodity contracts, or make loans, and except that the Funds may purchase or hold short-term debt securities and enter into repurchase agreements with respect to its portfolio securities as described in the Prospectus. For this purpose, repurchase agreements are considered loans;

     (2) invest more than 5% of the current value of the total assets of a Fund in the securities of any one issuer, other than obligations of the United States Government or its agencies or instrumentalities, and repurchase agreements fully collateralized by direct obligations of the U.S. Government;

     (3) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the investments of a Fund in that industry would exceed 25% of the current value of the total assets of the Fund, except that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities and that the Prime Fund may invest more than 25% of the value of its total assets in securities issued by domestic banks;

     (4) engage in the underwriting of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter in selling, as part of an offering registered under the Securities Act of 1933, as amended, securities which it has acquired; or participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account;

     (5) effect a short sale of any security, or issue senior securities except as permitted in paragraph (6). For purpose of this restriction, the purchase and sale of financial futures contracts and related options does not constitute the issuance of a senior security;

     (6) issue senior securities or otherwise borrow money, except that each Fund may borrow from banks as a temporary measure for emergency purposes where such borrowings would not exceed 10% (33 1/3% for the Prime Fund) of a Fund's total assets (including the amount borrowed) taken at market value; or pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by this paragraph and then only if such pledging, mortgaging or hypothecating does not exceed 10% (33 1/3% for the Prime Fund) of the Fund's total assets taken at market value:

     (7) invest more than 10% of the total assets of a Fund in the securities of other investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act;

     (8) invest in any security, including repurchase agreements maturing in over seven days without a liquidation feature or other illiquid investments which are subject to legal or contractual delays on resale or which are not readily marketable, if as a result more than 10% of the market value of a Fund's assets would be so invested;

     (9) purchase interests in oil, gas, or other mineral exploration programs of real estate and real estate mortgage loans except as provided in the Prospectus;

     (10) have dealings on behalf of a Fund with Officers and Trustees of the Fund, except for the purchase or sale of securities on an agency or commission basis, or make loans to any officers, directors or employees of the Fund; and

     (11) purchase equity securities or other securities convertible into equity securities.

     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of a Fund, in the securities rating of the investment, or any other later change.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

     The Funds are four of seven separate series under the Trust. The Trust's Board of Trustees oversees the overall management of each series of the Trust and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below.

                        INTERESTED TRUSTEES AND OFFICERS

                                                   TERM OF                                                            NUMBER OF
                                  POSITION(S)     OFFICE AND             PRINCIPAL OCCUPATION(S) DURING           PORTFOLIOS IN FUND
                                   HELD WITH      LENGTH OF                   PAST 5 YEARS* AND OTHER              COMPLEX OVERSEEN
      NAME, ADDRESS & AGE            FUNDS       TIME SERVED              DIRECTORSHIPS HELD BY TRUSTEE               BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
W. ROBERT ALEXANDER, age 76,      Trustee and   W. Robert       Mr. Alexander is the Chief Executive Officer              7
1625 Broadway, Suite 2200         Chairman      Alexander was   and Chairman of ALPS and ADI, which provide
Denver, Colorado 80202                          elected by      administration and distribution services,
                                                the initial     respectively, for proprietary mutual fund
                                                shareholder     complexes. Mr. Alexander is also the Chairman
                                                in December     of ALPS Financial Services, Inc. and ALPS
                                                1993.           Advisors, Inc.  Mr. Alexander was Vice Chairman
                                                                of First Interstate Bank of Denver, responsible
                                                                for Trust, Private Banking, Retail Banking,
                                                                Cash Management Services and Marketing.  Mr.
                                                                Alexander is currently a member of the Board of
                                                                Trustees of the Hunter and Hughes Trusts as
                                                                well as Financial Investors Variable Insurance
                                                                Trust, Clough Global Allocation Fund, and
                                                                Reaves Utility Income Fund.  Because of his
                                                                affiliation with ALPS and ADI, Mr. Alexander is
                                                                considered an "interested" Trustee of Financial
                                                                Investors Trust.

EDMUND J. BURKE, age 43           President     N/A             Mr. Burke is President and Director of ALPS and   N/A
1625 Broadway, Suite 2200                                       ADI.  Mr. Burke joined ALPS in 1991 as Vice
Denver, Colorado 80202                                          President and National Sales Manager.  Because
                                                                of his positions with ADI and ALPS, Mr. Burke is
                                                                deemed an affiliate of the Trust as defined
                                                                under the 1940 Act.  Mr. Burke is also President
                                                                of Financial Investors Variable Insurance Trust,
                                                                Clough Global Allocation Fund, and Reaves
                                                                Utility Income Fund.

JOHN JEFFREY DOHSE, age 62,       Vice          N/A             Vice President, Denver Investment Advisors LLC,   N/A
1380 Lawrence Street, Suite 1050  President                     June 2004 to present. Vice President of TEMPEST
Denver, Colorado 80204                                          INVESTMENT COUNSELORS from July 1983 to July
                                                                2004.

H. DAVID LANSDOWNE, age 57, 1380  Vice          N/A             Director of Wealth Management, Denver Investment  N/A
Lawrence Street, Suite 1050       President                     Advisors LLC, June 2004 to present. President
Denver, Colorado 80204                                          and CEO of TEMPEST INVESTMENT COUNSELORS from
                                                                January 1998 to July 2004.  Mr. Lansdowne joined
                                                                Tempest as Director of Research in 1983.

                                                   TERM OF                                                            NUMBER OF
                                  POSITION(S)     OFFICE AND             PRINCIPAL OCCUPATION(S) DURING           PORTFOLIOS IN FUND
                                   HELD WITH      LENGTH OF                   PAST 5 YEARS* AND OTHER              COMPLEX OVERSEEN
      NAME, ADDRESS & AGE            FUNDS       TIME SERVED              DIRECTORSHIPS HELD BY TRUSTEE               BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
JEREMY O. MAY, age 34,            Treasurer     N/A             Mr. May is the Senior Vice President of ALPS and  N/A
1625 Broadway, Suite 2200                                       ADI and is also the Director of Mutual Fund
Denver, Colorado 80202                                          Operations at ALPS.  Mr. May joined ALPS in 1995
                                                                as a Controller.  Mr. May was an auditor with
                                                                Deloitte & Touche LLP in their Denver office.
                                                                Because of his positions with ALPS and ADI, Mr.
                                                                May is deemed an affiliate of the Trust as
                                                                defined under the 1940 Act.  Mr. May is also
                                                                Treasurer of Financial Investors Variable
                                                                Insurance Trust, Clough Global Allocation Fund,
                                                                and Reaves Utility Income Fund.

ERIN E. DOUGLAS, age 27,          Secretary     N/A             Ms. Douglas is Associate Counsel of ALPS and      N/A
1625 Broadway, Suite 2200                                       ADI.  Ms. Douglas joined ALPS and ADI in January
Denver, Colorado 80202                                          2003.  Because of her positions with ALPS and
                                                                ADI, Ms. Douglas is deemed as affiliate of the
                                                                Trust as defined under the 1940 Act.  Ms.
                                                                Douglas is also secretary of the Clough Global
                                                                Allocation Fund, Financial Investors Variable
                                                                Insurance Trust, Reaves Utility Income Fund, and
                                                                Westcore Trust.

                              INDEPENDENT TRUSTEES

                                                   TERM OF                                                            NUMBER OF
                                  POSITION(S)     OFFICE AND             PRINCIPAL OCCUPATION(S) DURING           PORTFOLIOS IN FUND
                                   HELD WITH      LENGTH OF                 PAST 5 YEARS* AND OTHER                COMPLEX OVERSEEN
      NAME, ADDRESS & AGE            FUNDS       TIME SERVED             DIRECTORSHIPS HELD BY TRUSTEE                BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
MARY K. ANSTINE, age 63,          Trustee       Mary K.         Ms. Anstine is the President/Chief Executive              7
600 S. Cherry Street, Suite 217                 Anstine was     Officer of HealthONE, Denver, Colorado, and
Denver, Colorado 80246                          elected at a    former Executive Vice President of First
                                                special         Interstate Bank of Denver.  Ms. Anstine is also
                                                meeting of      a Trustee/Director of the following: Denver
                                                shareholders    Area Council of the Boy Scouts of America;
                                                held on March   Colorado Uplift Board; AV Hunter Trust; P/SL
                                                21, 1997.       Auxiliary Board; Financial Investors Variable
                                                                Insurance Trust; Reaves Utility Income Fund and
                                                                a member of the Advisory Boards for the Girl
                                                                Scouts Mile Hi Council.  Ms. Anstine was a
                                                                Director of: the Northern Trust Bank of
                                                                Colorado from February 1998 until February 2002
                                                                and ALPS Distributors, Inc., from October 1995
                                                                to December 1996; HealthONE; a member of the
                                                                American Bankers Association Trust Executive
                                                                Committee; and Director of the Center for
                                                                Dispute Resolution.

EDWIN B. CROWDER, age 73,         Trustee       Edwin B.        Mr. Crowder currently operates a marketing                7
2659 Grapewood Lane                             Crowder was     concern with operations in the U.S. and Latin
Boulder, Colorado 80304                         elected at a    America.  He has previously engaged in business
                                                special         pursuits in the restaurant, oil and gas
                                                meeting of      drilling, and real estate development
                                                shareholders    industries.  Mr. Crowder is a former Director
                                                held on March   of Athletics and head football coach at the
                                                21, 1997.       University of Colorado.

ROBERT E. LEE, age 69,            Trustee       Robert E. Lee   Mr. Lee was a commercial bank executive of                7
10510 Lakeview Drive                            was appointed   First Interstate from 1980 through 1989.  He is
Hayden Lake, Idaho 83835                        as a Trustee    currently a Director of the following: Storage
                                                at the          Technology Corporation; ING Financial Services
                                                December 15,    - North America; Meredith Capital Corporation;
                                                1998, meeting   Source Capital Corporation; Financial Investors
                                                of the Board    Variable Insurance Trust; Reaves Utility Income
                                                of              Fund; and Emeritus - The

                                                   TERM OF                                                            NUMBER OF
                                  POSITION(S)     OFFICE AND             PRINCIPAL OCCUPATION(S) DURING           PORTFOLIOS IN FUND
                                   HELD WITH      LENGTH OF                 PAST 5 YEARS* AND OTHER                COMPLEX OVERSEEN
      NAME, ADDRESS & AGE            FUNDS       TIME SERVED             DIRECTORSHIPS HELD BY TRUSTEE                BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                Trustees.       Denver Foundation.

JOHN R. MORAN, JR., age 74,       Trustee       John R. Moran   Mr. Moran is President and CEO of The Colorado            7
1600 Sherman Street                             was elected     Trust, a private foundation serving the health
Denver, Colorado 80203                          at a special    and hospital community in Colorado.  An
                                                meeting of      attorney, Mr. Moran was formerly a partner with
                                                shareholders    the firm of Kutak Rock & Campbell in Denver,
                                                held on March   Colorado and a member of the Colorado House of
                                                21, 1997.       Representatives.  Mr. Moran is a Director of
                                                                the Conference of Southwest foundations.  Mr.
                                                                Moran is currently a Trustee of the following:
                                                                the Hill Foundation; the Robert J. Kutak
                                                                Foundation; Colorado Wildlife Heritage
                                                                Foundation; and Financial Investors Variable
                                                                Insurance Trust.  Additionally, he is a member
                                                                of the Treasurer's Office Investment Advisory
                                                                Committee for the University of Colorado and
                                                                the Alumni Council of the University of Denver
                                                                College of Law.  Formerly, Mr. Moran was a
                                                                member of the Board of Directors and Treasurer
                                                                of Grantmakers in Health.

*Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

     Effective after the June 20, 2000, meeting of the Board, non-interested Trustees of the Trust receive an annual fee in the amount of $4,000 and an additional $1,500 for attending each Board meeting. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. For the fiscal year ended April 30, 2004, the non-interested Trustees received the following compensation:

                                                PENSION OR                AGGREGATE
                                                RETIREMENT    ESTIMATED   COMPENSATION
                                  AGGREGATE     BENEFITS      ANNUAL      FROM THE TRUST
                                  COMPENSATION  ACCRUED AS    BENEFITS    AND FUND
                                  FROM THE      PART OF FUND  UPON        COMPLEX PAID
                                  TRUST         EXPENSES      RETIREMENT  TO TRUSTEES
----------------------------------------------------------------------------------------
Mary K. Anstine, Trustee(1)       $ 10,000      $ 0           $ 0         $ 10,000
Edwin B. Crowder, Trustee(1)      $ 10,000      $ 0           $ 0         $ 10,000
Robert E. Lee, Trustee(1)         $ 10,000      $ 0           $ 0         $ 10,000
John R. Moran, Jr., Trustee(1)    $ 10,000      $ 0           $ 0         $ 10,000

(1)Member of the Audit Committee.

     As of December 31, 2003, the dollar range of equity securities in the Funds beneficially owned by Trustees who are "interested persons" of the Trust were as follows:

                       DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                       ----------------------------------------------------------------  AGGREGATE DOLLAR RANGE OF
                                                                        AMERICAN         EQUITY SECURITIES IN ALL
                                      U.S.             PRIME MONEY      FREEDOM U.S.     REGISTERED INVESTMENT
                                      GOVERNMENT       MARKET FUND      GOVERNMENT       COMPANIES OVERSEEN BY
                       U.S. TREASURY  FUND (CLASSES I  (CLASSES I AND   FUND (CLASSES I  TRUSTEE IN FAMILY OF
INTERESTED TRUSTEES    FUND           AND II)          II)              AND II)          INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------
W. Robert Alexander        None            None          Over $100,000       None              Over $100,000

     As of December 31, 2003, the dollar range of equity securities in the Funds beneficially owned by Trustees who are not "interested persons" of the Trust were as follows:

                       DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                       ----------------------------------------------------------------  AGGREGATE DOLLAR RANGE OF
                                                                        AMERICAN         EQUITY SECURITIES IN ALL
                                      U.S.             PRIME MONEY      FREEDOM U.S.     REGISTERED INVESTMENT
                                      GOVERNMENT       MARKET FUND      GOVERNMENT       COMPANIES OVERSEEN BY
INDEPENDENT            U.S. TREASURY  FUND (CLASSES I  (CLASSES I AND   FUND (CLASSES I  TRUSTEE IN FAMILY OF
TRUSTEES               FUND           AND II)          II)              AND II)          INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------
Mary K. Anstine            None            None            None              None                  None
Edwin B. Crowder           None            None            None              None                  None
John R. Moran, Jr.         None            None            None              None                  None
Robert E. Lee              None            None            None              None                  None

     As of July 31, 2004, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Funds.

     INVESTMENT ADVISER. SSgA Funds Management, Inc. ("SSgA FM"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Investment Adviser to the Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. As of June 30, 2004, SSgA FM had over $101.7 billion in assets under management. SSgA FM, and any other advisory affiliates of State Street comprise State Street Global Advisors ("SSgA"), the investment management arm of State Street. With approximately $1.2 trillion in assets as of June 30, 2004, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

     During the period of the Investment Advisory and Management Agreement, the Funds will be managed by a team of investment professionals. SSgA FM uses a team approach to create an environment that encourages the flow of investment ideas.

     Pursuant to the Investment Advisory and Management Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. SSgA FM is entitled to receive management fees of 0.105%. SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07% for the Fund until assets for that Fund reach $1 billion dollars. Prior to June 10, 2003, SSgA FM was entitled to receive management fees of 0.04% on the first $500 million of average net assets of the Fund, 0.06% on the next $500 million and 0.08% on average net assets in excess of $1 billion. During the fiscal year ended April 30, 2004, the Fund paid SSgA FM 0.07% of average net assets of the Fund in advisory fees.

     In connection with its deliberations of the Advisory Agreement, the Trustees requested and were provided with information that the Trustees considered sufficient to assist in their evaluation. The materials furnished by SSgA included a copy of its Form ADV, Income Statement, Balance Sheet, Statement of Cash Flows, and Statement of Changes in Shareholder's Equity, as well as information regarding SSgA's investment personnel, investment management capabilities, philosophy of management and level of overall profitability in connection with its advisory activities.

     In approving the Advisory Agreement, the Trustees also considered the proposed fees to be charged under the Advisory Agreement. In evaluating the advisory fee under the Advisory Agreement, the Trustees considered SSgA's agreement to voluntarily waive a portion of each Fund's advisory fees until the assets of the applicable Fund reaches $1 billion and SSgA's agreement to pay each Fund's custody fees up to .025%.

     With respect to the advisory fee, information was also provided to the Trustees regarding the fees and expenses of each Fund compared to a group of mutual funds identified as each Fund's comparison group. According to this information, the contractual management fees for each Fund, which include the proposed advisory fees and the current administration fees, were higher than average for their comparison group. However, the Trustees considered the fact that the contractual management fees included the costs of other services such as transfer agency, fund accounting and custody, and that, after waivers, the total expense ratio for each Fund was lower than average as compared to each Fund's comparison group.

     The Trustees also evaluated the resources and capability of SSgA to provide advisory services to the Funds. The Trustees considered the fact that SSgA has been providing investment management services since 1978. The Trustees also noted that SSgA has over ninety professionals focused on global fixed income portfolios, including twenty focused on short-term money market portfolios and six research analysts dedicated to money market funds.

     The Trustees were also furnished with information showing the investment performance of similar funds managed by SSgA, and noted that these funds had performed well in the recent past.

     After careful consideration and a thorough review of SSgA's level of service, experience and fees, the Trustees unanimously determined that it was fair and reasonable and in the best interests of each of the Funds and their respective shareholders to approve the Advisory Agreement between the Trust and SSgA.

     SPONSOR AND DISTRIBUTOR. Shares of the Funds are offered on a continuous basis through ADI, 1625 Broadway, Suite 2200, Denver, Colorado 80202, the Distributor, pursuant to a Distribution Contract. The Distributor is not obligated to sell any specific amount of shares.

     ADMINISTRATOR. Pursuant to the Administrative Services Contract, ALPS Mutual Funds Services, Inc. ("ALPS" or the "Administrator"): (i) provides administrative services reasonably necessary for the operation of the Funds (other than those services which are provided by the Adviser pursuant to each Advisory Contract); (ii) provides the Funds with office space and office facilities reasonably necessary for the operation of the Funds; and (iii) employs or associates with itself such persons as it believes appropriate to assist it in performing its obligations under the Administrative Services Contract. ALPS also serves as the Funds' transfer agent, and as their Bookkeeping and Pricing Agent.

FEES AND EXPENSES

     As compensation for advisory, management and administrative services, the Adviser and the Administrator are paid a monthly fee at the following annual rates:

          U.S. TREASURY FUND:

                   PORTION OF AVERAGE DAILY VALUE
                     OF NET ASSETS OF THE FUND        ADVISORY   ADMINISTRATIVE(1)
                 -----------------------------------------------------------------
                 Not exceeding $500 million            0.105%         0.26%
                 In excess of $500 million but not
                 exceeding $1 billion                  0.105%         0.24%
                 In excess of $1 billion               0.105%         0.22%

          U.S. GOVERNMENT, AMERICAN FREEDOM U.S. GOVERNMENT, AND PRIME FUNDS:

                   PORTION OF AVERAGE DAILY VALUE
                     OF NET ASSETS OF THE FUND        ADVISORY   ADMINISTRATIVE(1)
                 -----------------------------------------------------------------
                 Not exceeding $500 million            0.105%         0.16%
                 In excess of $500 million but not
                 exceeding $1 billion                  0.105%         0.14%
                 In excess of $1 billion               0.105%         0.12%

(1) Subject to a minimum monthly fee of $50,000 for the U.S. Treasury Fund and $30,000 for the U.S. Government, American Freedom U.S. Government, and Prime Funds, respectively.

     The tables below summarize the management fees paid to GEAM and SSgA FM by the Funds for the last three fiscal years. The following table summarizes the management fees paid to GEAM for the following periods:

                                               PERIOD              YEAR ENDED
                                          05/01/02-01/12/03      APRIL 30, 2002
U.S. Treasury Fund                           $  30,468             $  47,745
U.S. Government Fund                         $ 123,442             $ 180,749
American Freedom U.S. Government Fund              n/a                   n/a
Prime Fund                                   $  54,277             $  61,952

     The following table summarizes the management fees paid to SSgA FM and any management fee waivers for the following periods:

                                         YEAR ENDED                             PERIOD
                                       APRIL 30, 2004                      01/13/03-04/30/03
                               MANAGEMENT FEES    WAIVER OF FEES    MANAGEMENT FEES   WAIVER OF FEES
U.S. Treasury Fund                $  56,004         $  (17,261)         $ 12,606           n/a
U.S. Government Fund              $ 362,099         $ (114,047)         $ 50,317           n/a
American Freedom U.S.
   Government Fund*               $  81,882         $  (27,294)            n/a             n/a
Prime Fund                        $ 154,904         $  (49,408)         $ 17,660           n/a

* For the period ended April 30, 2004.

     The Administrative fees earned by the Administrator under the Administrative Services Agreement for the last three fiscal years were as follows:

         FISCAL YEARS ENDED APRIL 30,                   2004           2003           2002
                                                    ------------   ------------   ------------
         U.S. TREASURY FUND
         Administrative fees earned                 $    604,933   $    600,002   $    600,000
         Administrative fees waived                 $   (470,563)  $   (373,518)  $   (340,217)
         U.S. GOVERNMENT FUND
         Administrative fees earned                 $    599,406   $    691,170   $    715,019
         Administrative fees waived                 $   (177,393)  $    (40,959)  $    (29,274)
         AMERICAN FREEDOM U.S. GOVERNMENT FUND*
         Administrative fees earned                 $    225,247            n/a            n/a
         Administrative fees waived                 $   (154,644)           n/a            n/a
         PRIME MONEY MARKET FUND
         Administrative fees earned                 $    361,968   $    365,151   $    360,000
         Administrative fees waived                 $   (188,885)  $    (99,344)  $   (122,058)

* For the period ended April 30, 2004.

     The Administrator has contractually agreed to waive a portion of the administrative fees otherwise payable by each Fund, as well as voluntarily assume a portion of each Fund's expenses, to the extent necessary to maintain a total expense ratio of not more than .33%, .20%, .45%, .20%, .60%, .20%, and ..45% of the average net assets of the U.S. Treasury Fund, U.S. Government Fund-Class I, U.S. Government Fund-Class II, Prime Fund-Class I, Prime Fund-Class II, American Freedom U.S. Government Fund-Class I, and American Freedom U.S. Government Fund-Class II, respectively.

     Except for the expenses paid by the Adviser under the Advisory Contract and the Administrator under the Administrative Services Contract, each Fund bears all costs of its operations. Expenses attributable to the Funds are charged against the assets of each Fund, respectively.

     The Advisory Contract and Distribution Contract will continue in effect with respect to each Fund from year to year provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of a Fund or by the Trust's Trustees; and (ii) by a majority of the Trustees who are not parties to such contracts or "interested persons" (as defined under the 1940 Act) of any such party. Each contract may be terminated with respect to a Fund at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940) or by a vote of a majority of the Trustees. The Advisory Contract and the Distribution Contract shall terminate automatically in the event of their assignment (as defined in the 1940 Act).

                                 CODE OF ETHICS

     There are no code of ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940 applicable to the Funds, as the Funds are money market funds.

                      PROXY VOTING POLICIES AND PROCEDURES

     There are no proxy voting policies and procedures applicable to the Funds, as the Funds invest exclusively in non-voting securities.

                CALCULATION OF YIELDS AND PERFORMANCE INFORMATION

     From time to time, each class of the Fund may quote its "yield" and average annual "total return" in advertisements or in communications to shareholders or prospective investors. BOTH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

     Current yield (or "SEC Seven Day Yield") for each Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of a Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1) [TO THE POWER OF 365/7]] - 1. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of the assumed reinvestment.

     As of April 30, 2004, the Seven Day Effective Yield and the SEC Seven Day Yield for each Fund was as follows:

           FUND                                              7-DAY SEC YIELD*    7-DAY EFFECTIVE YIELD*
           ----                                              ----------------    ----------------------
           U.S. Treasury Fund                                      0.64%                  0.64%
           U.S. Government Fund Class I                            0.85%                  0.85%
           U.S. Government Fund Class II                           0.60%                  0.60%
           Prime Fund Class I                                      0.89%                  0.89%
           Prime Fund Class II                                     0.49%                  0.49%
           American Freedom U.S. Government Fund Class I           0.88%                  0.88%
           American Freedom U.S. Government Fund Class II          0.66%                  0.66%

*Quotations of yields reflect all fee waivers.

     Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

     All total return figures will reflect a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid. Quotations of total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Total return for the Fund will vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance, which may be expected in the future.

     The yield and total return for each Class of the Prime Fund and each Class of the U.S. Government Fund are calculated separately due to separate expense structures. The yield and total return of Class II of the Prime, U.S. Government, and American Freedom U.S. Government Funds will be lower than that of Class I of the Prime, U.S. Government, and American Freedom U.S. Government Funds.

     In connection with communicating its total return to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating or ranking services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. In addition, yields may be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

     Since yields fluctuate, you cannot necessarily use yield data to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by service institutions directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield or total return.

     From time to time, in marketing pieces and other Fund literature, the Funds' total performance may be compared to the performance of broad groups of comparable funds or unmanaged indices of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds. Sources for Fund performance information may include, but are not limited to, the following:

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Money Fund Report(TM), a weekly publication of iMoneyNet, an Informal Financial company. iMoneyNet's Money Fund Report Averages(TM) are made up of virtually the entire universe of money market mutual funds. Money Fund Report has been publishing weekly money fund yields, net assets, portfolio holdings and average maturity data since 1975.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.


Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Sylvia Porter's Personal Finance, a monthly magazine focusing on personal money management that periodically rates and ranks mutual funds by performance. Wall Street Journal, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper, which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

     FUND RATINGS. Although it is not an investment objective of the Funds, consistent with the Funds' investment objectives and restrictions, each Fund may seek and receive the highest rating from certain nationally recognized statistical rating organizations (NRSROs), for example, "AAAm" from Standard & Poor's Ratings Group, a Division of McGraw Hill, Inc., or "AAA/V-1+" from Fitch Investor Services, Inc. An NRSRO rating is subject to change and neither insures nor guarantees that the Fund will pay interest or repay principal. NRSRO ratings represent the opinion of the NRSRO based on the investment adviser, quality of the Fund's portfolio holdings, and other criteria. If an NRSRO rating is obtained, the Fund may use the information in advertising or reports to shareholders or prospective investors.

                        DETERMINATION OF NET ASSET VALUE

     The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for each Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities and then dividing that value by the total number of the Fund's shares outstanding. For the Prime, U.S. Government, and American Freedom U.S. Government Funds, calculations are performed separately for each Class, according to each Class's proportion of assets and liabilities. Within each Class, the expenses are allocated proportionately based on the net assets of each Class, except class-specific expenses, which are allocated directly to the respective Class. All expenses, including the advisory and administrative fees, are accrued daily and taken into account for the purpose of determining the NAV. Each Fund normally calculates its NAV at 5:00 p.m. Eastern Time on each day the New York Stock Exchange ("NYSE") is open for business. Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The Board of Trustees has established procedures designed to maintain a stable NAV of $1.00 per share, to the extent reasonably possible. The Board of Trustees has approved and adopted procedures under Rule 2a-7 under the Investment Company Act of 1940, as amended, which was enacted by the SEC with the intent of stabilizing money market funds at $1.00 per share. Under the guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security. Rule 2a-7 also provides that the Fund must also do a "mark-to-market" analysis, where it is determined the degree to which any variations may exist between the amortized pricing method and the actual market price of the securities in the Fund. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity.

     While the amortized cost method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of thirteen months or less and invest only in securities determined by the Trust's Board of Trustees to be "eligible securities" as defined by Rule 2a-7 and to present minimal credit risks. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Funds, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Funds' portfolio holdings by the Board of Trustees or its delegate, at monthly and at regularly scheduled quarterly Board of Trustees meetings, to determine whether the NAV of the Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. There can be no assurance that at all times the $1.00 price per share can be maintained.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of securities will often be principal transactions in the case of debt securities traded otherwise than on an exchange. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Adviser, the Funds or the Distributor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in accordance with regulations adopted by the Securities and Exchange Commission. Under the 1940 Act, persons affiliated with the Adviser, the Funds or the Distributor may act as a broker for the Funds. In order for such persons to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration, which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust will regularly review the commissions paid by the Funds to affiliated brokers.

     The Trust is required to identify any securities of its "regular brokers or dealers" that it has acquired during its most recent fiscal year. As of April 30, 2004, the U.S. Treasury Fund entered into repurchase transactions with: ABN AMRO Bank, Bank of America, Bank of New York, Credit Suisse First Boston, Deutsche Bank, Goldman Sachs & Co., and J.P. Morgan Chase & Co. As of April 30, 2004 the U.S. Government Fund, Prime Fund, and the American Freedom U.S. Government Fund entered into repurchase transactions with: ABN AMRO Bank, Bank of New York, J.P. Morgan Chase & Co., Lehman Brothers, Inc., and UBS Warburg, LLC.

                               EXCHANGE PRIVILEGE

     Shareholders who have held all or part of their shares in one of the Funds for at least seven days may exchange those shares for shares of the other Fund if such Fund is available for sale in their state and meets the investment criteria of the investor.

     Before effecting an exchange, shareholders should review the Prospectus of the other Fund. Exercise of the exchange privilege is treated as a redemption for income tax purposes and, depending on the circumstances, a gain or loss may be recognized.

     The exchange privilege may be modified or terminated upon sixty (60) days' written notice to shareholders. Although initially there will be no limit on the number of times a shareholder may exercise the exchange privilege, the Funds reserve the right to impose such a limitation. Call or write the Funds for further details.

                                   REDEMPTIONS

     In the event that a Fund does not maintain a constant net asset value per share, the proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal, state, and local income tax purposes. Any loss realized on the redemption of Fund shares held, or treated as held, for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends received on the redeemed shares.

     A shareholder's account with the Funds remains open for at least one year following complete redemption and all costs during the period will be borne by the Funds. This permits an investor to resume investments in the Fund during the period in an amount of $25,000 or more.

     To be in a position to eliminate excessive shareholder expense burdens, the Funds reserve the right to adopt a policy pursuant to which a Fund may redeem, upon not less than 30 days' notice, shares of the Fund in an account which has a value below the designated amount set forth in each Fund's prospectus. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account. Shareholder accounts, which have a value below the designated amount due to changes in the market value in portfolio securities, will not be redeemed.

     The Funds may suspend the right of redemption during any period when (i) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission has by order permitted such suspension or (iii) an emergency exists making disposal of portfolio securities or determination of the value of the net assets of the Fund not reasonably practicable.

                              FEDERAL INCOME TAXES

     The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders or possible legislative changes. This discussion does not address state or local income tax considerations. Potential investors should consult their tax advisers with specific reference to their own tax situation.

     The Funds have each elected to be treated as regulated investment companies. The Funds intend to continue to so qualify by complying with the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies so that the Funds will not be liable for Federal income tax with respect to amounts distributed to shareholders in accordance with the timing requirements of the Code.

     In order to qualify as a regulated investment company for a taxable year, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency; (b) diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and certain other securities in respect of any one issuer to an amount not greater in value than 5% of its assets and 10% of the outstanding voting securities of the issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, including the requirement that it distribute to shareholders annually at least 90% of its investment company taxable income, the Funds will not be subject to Federal income tax on taxable income (including realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code. If each Fund does not meet these requirements, it will be subject to tax as a corporation and its distributions, including distributions of capital gains, will be taxed to the shareholders as ordinary income.

     Each Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to (a) at least 98% of its ordinary income (excluding any capital gain or losses) for the calendar year; plus (b) at least 98% of the excess of its capital gains over capital losses (adjusted for ordinary losses) for the one year period ending on October 31 of such calendar year; plus (c) any ordinary income or capital gain net income (adjusted for certain ordinary losses) from the preceding calendar years which was neither distributed to shareholders nor taxed to the Fund during such year. The Funds intend to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

     The amount of capital gains, if any, realized in any given year will result from sales of securities made with a view to the maintenance of a portfolio believed by Fund management to be most likely to attain a Fund's investment objective. Such sales and any resulting gains or losses, may therefore vary considerably from year to year. Since at the time of an investor's purchase of shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in a Fund's portfolio or undistributed income of the Fund, subsequent distributions (or portions thereof) on such shares may be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares and the distributions (or portions thereof) represent a return of a portion of his investment.

     The Funds are required to report to the Internal Revenue Service (the "IRS") all distributions of taxable dividends and of capital gains, as well as the gross proceeds of share redemptions or exchanges paid to any shareholder not treated as an exempt recipient under applicable rules. The Funds may be required to withhold Federal income tax ("backup withholding") from taxable dividends (including capital gain dividends) and the proceeds of redemptions of shares paid to non-corporate shareholders who have not furnished the Fund with a correct taxpayer identification number and made certain required certifications or who have been notified by the IRS that they are subject to backup withholding. The Funds may also be required to withhold Federal income tax if they are notified by the IRS or a broker that the taxpayer identification number is incorrect or that backup withholding applies because of underreporting of interest or dividend income.

     Distributions of taxable net investment income and net realized capital gains will be taxable whether made in shares or in cash. A distribution of net capital gains reflects a Fund's excess of net long-term capital gains over its net short-term capital losses. The Funds are permitted to carry forward as short-term capital losses their net realized capital losses, if any, for a period of eight taxable years for the purpose of offsetting future capital gains.

     Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions will also be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

     Any loss realized upon the redemption of shares held (or treated as held) for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend received on the redeemed shares. Any loss realized upon the redemption of shares within six months after receipt of an exempt-interest dividend will be disallowed. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares of the same fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. Exchanges are treated as redemptions for Federal tax purposes.

     Different tax treatment is accorded to accounts maintained as IRAs or other tax-advantaged retirement accounts, including a penalty on early distributions. Shareholders should consult their tax advisers for more information.

     Each Fund will be separate for investment and accounting purposes and will be treated as a separate taxable entity for Federal income tax purposes.

                          SHARES OF BENEFICIAL INTEREST

     The Trust consists of multiple separate portfolios or Funds. When certain matters affect one Fund but not another, the shareholders would vote as a Fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the Fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund's fundamental investment policies would be voted upon only by shareholders of the Fund. Additionally, approval of the Advisory Contract is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Fund to approve the proposal as to that Fund. As used in the Prospectuses and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Fund means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     The Trust is not required to hold regular annual meetings of the Fund's shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

     Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of each Fund are entitled to receive the assets attributable to such Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and nonassessable by the Trust.

                             PRINCIPAL SHAREHOLDERS

     As of July 31, 2004, the following shareholders owned 5% or more of the outstanding shares of the Funds as listed below:

           FUND                                                   PERCENTAGE INTEREST
---------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND

City of New London                                                       11.15%
181 State Street
New London, CT  06320

Town of Bristol                                                           9.19%
10 Court Street
Bristol, RI  02809

City of Moline                                                            8.74%
1616 6th Avenue
Moline, IL  61265

Town of Wayland                                                           8.47%
41 Cochituate Road
Wayland, MA  01778

Metropolitan District General Fund                                        5.18%

555 Main Street/P.O. Box 800
Hartford, CT  06320

U.S. GOVERNMENT MONEY MARKET FUND CLASS I

City of New Haven                                                        15.42%
200 Orange Street
New London, CT  06510

City of Cranston                                                         15.06%
869 Park Avenue
Cranston, RI  02910

Town of Fairfield                                                         8.74%
725 Old Post Road
Fairfield, CT  06824

City of New Canaan                                                        7.63%
77 Main Street
New Canaan, CT  06840

Town of Cromwell                                                          6.80%
41 West Street
Cromwell, CT  06416

Memorial Hospital at Gulfport                                             5.37%
4500 13th Street
Gulfport, MS  39501

U.S. GOVERNMENT MONEY MARKET FUND CLASS II

Crosby-Ironton ISD                                                       54.20%
711 Poplar Street
Crosby, MN  56441

Rockford ISD                                                             45.62%
P.O. Box 9
Rockford, MN  55373

PRIME MONEY MARKET FUND CLASS I

Colorado State Bank & Trust                                              87.28%
1600 Broadway
Denver, CO 80202

Town of Basalt                                                            5.17%
101 Midland Avenue
Basalt, CO 81621

PRIME MONEY MARKET FUND CLASS II

Colorado State Bank & Trust                                             100.00%
1600 Broadway
Denver, CO 80202

AMERICAN FREEDOM U.S. GOVERNMENT MONEY MARKET FUND CLASS I

BNY Midwest Trust Company                                                26.02%
2 North LaSalle Street, Suite 1020
Chicago, IL  60602

Village of Elk Grove                                                     17.12%
901 Wellington
Elk Grove Village, IL  60007

Chicago Housing Authority                                                13.01%
626 West Jackson
Chicago, IL  60661

City of Chicago                                                           8.72%
121 North LaSalle Street, Room 106
Chicago, IL  60602

Illinois State Treasurers Office                                          7.81%
300 West Jefferson
Springfield, IL  62702

City of Wheaton                                                           6.37%
303 West Wesley
P.O. Box 727
Wheaton, IL  60189

AMERICAN FREEDOM U.S. GOVERNMENT MONEY MARKET FUND CLASS II

ALPS Mutual Funds Services, Inc.                                        100.00%
1625 Broadway, Suite 2200
Denver, CO 80202

                                DISTRIBUTION PLAN

     The Trustees of the Trust have adopted a Distribution Plan on behalf of Class II of the Prime Fund, Class II of the American Freedom U.S. Government Fund, and Class II of the U.S. Government Fund (together the "Plans") pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Plans to allow the Prime Fund, American Freedom U.S. Government Fund, U.S. Government Fund, and ADI to incur distribution expenses. The Plans provide for payment of a distribution fee (12b-1 fee) of up to 0.40% of the average net assets of Class II of the Prime Fund and up to 0.25% of the average net assets of Class II of the American Freedom U.S. Government Fund and U.S. Government Fund. The Trust or the Distributor, on behalf of Class II of the Prime Fund, Class II of the American Freedom U.S. Government Fund, and Class II of the U.S. Government Fund, may enter into servicing agreements (Service Agreements) with banks, broker/dealers or other institutions (Agency Institutions). The Plans provide that the Distributor may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services, including those enumerated below. The Service Agreements further provide for compensation to broker/dealers for their efforts to sell Class II shares of the Prime Fund, the American Freedom U.S. Government Fund, and the U.S. Government Fund. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses and reports to recipients other than existing shareholders; obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class II Shares of the Prime, American Freedom U.S. Government, and U.S. Government Funds; and providing training, marketing and support to such dealers and others with respect to the sale of Class II Shares of the Prime, American Freedom U.S. Government, and U.S. Government Funds. The Plans recognize that the Distributor may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares. For the fiscal year ended April 30, 2004, the Distributor received $4,710, $0, and $202,015 for Class II of the U.S. Government, American Freedom U.S. Government, and Prime Funds pursuant to the plan, respectively. The Plans have been approved by the Trustees, including the majority of non-interested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval, and have determined that there is a reasonable likelihood that the Plans will benefit the Prime and U.S. Government Funds and their shareholders. To the extent that the Plans give the Distributor greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

     The Plans could be construed as compensation because the Distributor is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. The Distributor may spend more for marketing and distribution than it receives in fees and reimbursements from the Prime and U.S. Government Funds. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, the Distributor could be said to have received a profit. For example, if the Distributor pays $1 for distribution-related expenses and receives $2 under the Plan, the $1 difference could be said to be a profit for the Distributor. (Because the Distributor is reimbursed for its out-of-pocket direct promotional expenses, the Plans also could be construed as reimbursement plans. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year.) If after payment by the Distributor for marketing and distribution there are any remaining fees attributable to the Plans, these may be used as the Distributor may elect. Since the amount payable under the Plans will be commingled with the Distributor's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of the Distributor's overhead expenses will be paid out of Plan fees and that these expenses may include items such as the costs of leases, depreciation, communications, salaries, training and supplies. The Prime, American Freedom U.S. Government, and U.S.

Government Funds believe that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plans.

                                OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectuses, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                 CAPITALIZATION

     The Trust was organized as a Delaware Business Trust on November 30, 1993 and consists of seven separate portfolios or series, four of which are discussed in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

     Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder's investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or Officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder's investment in the Fund.

                           CUSTODIAN AND SUB-CUSTODIAN

     State Street Bank & Trust Company of Connecticut, N.A. acts as Custodian for the Funds. The Custodian, among other things, maintains a custody account or accounts in the name of the Funds; receives and delivers all assets for the Funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Funds and pays all expenses of the Funds. For its services as Custodian, State Street receives an asset-based fee and transaction charges. State Street Bank and Trust Company serves as Sub-Custodian for the Funds.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Deloitte & Touche LLP has been selected as the independent registered public accounting firm for the Trust. Deloitte & Touche provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. Deloitte & Touche's address is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202.

                              FINANCIAL STATEMENTS

     The audited financial statements for each Fund for the year ended April 30, 2004, and the report of the Funds' independent registered public accounting firm are included in the Funds' most recent Annual Report, and are incorporated herein by reference to such reports.

                              ARISTATA EQUITY FUND
                           ARISTATA QUALITY BOND FUND
                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

                                   PMB Box 610
                           303 16th Street, Suite 016
                           Denver, Colorado 80202-5657

                                 August 27, 2004

General & Account Information: 800.644.8595

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Prospectus for shares of the Aristata Equity Fund (the "Equity Fund"), the Aristata Quality Bond Fund (the "Bond Fund"), or the Aristata Colorado Quality Tax-Exempt Fund (the "Tax-Exempt Fund") (collectively, the "Funds"), dated August 27, 2004 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address and information number printed above. The Funds' most recent Annual Report is incorporated herein by reference, and can be obtained, free of charge, by calling the toll-free number printed above.

                                TABLE OF CONTENTS

                                                                            PAGE
--------------------------------------------------------------------------------
INVESTMENT POLICIES AND RISKS                                                 1
     Bank Obligations                                                         1
     Commercial Paper                                                         1
     Common Stock                                                             1
     Corporate Debt Securities                                                1
     Preferred Stock                                                          2
     Repurchase Agreements                                                    2
     Reverse Repurchase Agreements                                            2
     Variable and Floating Rate Demand and Master Demand Notes                3
     Loans of Portfolio Securities                                            3
     Mortgage-Related Securities                                              4
     Foreign Securities                                                       4
     Foreign Currency Transactions                                            5
     Depositary Receipts                                                      6
     Real Estate Securities                                                   6
     Investment Company Securities                                            7
     U.S. Government Securities                                               7
     Forward Commitment and When-Issued Securities                            8
     Colorado Municipal Obligations and Special Risk Considerations           8
     Illiquid Securities                                                     10
     Zero Coupon Securities                                                  11

INVESTMENT RESTRICTIONS                                                      11

PORTFOLIO TURNOVER                                                           14

MANAGEMENT                                                                   15
     Trustees and Officers                                                   15
     Adviser                                                                 20

CODE OF ETHICS                                                               22

PROXY VOTING POLICIES AND PROCEDURES                                         22

DISTRIBUTION OF FUND SHARES                                                  22

ADMINISTRATOR, TRANSFER AGENT, BOOKKEEPING AND PRICING AGENT                 22

FEES AND EXPENSES                                                            23

DETERMINATION OF NET ASSET VALUE                                             24

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                               24

PORTFOLIO TRANSACTIONS                                                       25

TAXATION                                                                     26
     The Tax-Exempt Fund                                                     31

OTHER INFORMATION                                                            32
     Capitalization                                                          32
     Voting Rights                                                           33
     Principal Shareholders                                                  33
     Custodian and Transfer Agent                                            35
     Yield and Performance Information                                       35
     Tax-Equivalent Yield Calculations                                       36
     Independent Accountants                                                 38
     Registration Statement                                                  38

FINANCIAL STATEMENTS                                                         38

APPENDIX A: KEY TO MOODY'S BOND RATINGS                                     A-1

KEY TO STANDARD & POOR'S BOND RATINGS                                       A-2

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES                            A-4

                          INVESTMENT POLICIES AND RISKS

     The Trust is an open-end, management investment company with multiple diversified and one non-diversified investment portfolios. The Trust is a Delaware business trust established under a Declaration of Trust dated November 30, 1993. Three of its investment portfolios are discussed in this SAI.

     The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

     BANK OBLIGATIONS (All Funds). These obligations include negotiable certificates of deposit and bankers' acceptances. A description of the banks, the obligations of which the Funds may purchase, is set forth in the Prospectus. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

     COMMERCIAL PAPER (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, (i) rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), (ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating in one of the two highest rating categories by a least two NRSROs, or (iii) securities which, if not rated or single rated, are, in the opinion of the Funds' adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest. See "VARIABLE AND FLOATING RATE AND MASTER DEMAND NOTES."

     COMMON STOCK (Equity Fund). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stock are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility. Furthermore, the Fund may invest in smaller companies. Small companies may have limited product lines, markets or financial resources; may lack depth of experience; and may be more vulnerable to adverse general market or economic developments than larger company issues, and can display abrupt or erratic movements at times, due to limited volumes and less publicly available information.

     CORPORATE DEBT SECURITIES (Equity Fund and Bond Fund). Fund investment in these securities is limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund.

     The ratings of Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's"), Inc., and other NRSROs represent their respective opinion as to the quality of the obligations they undertake to rate (a description of S&P's and Moody's ratings is attached hereto as Appendix A). Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Funds' adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

     It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

     PREFERRED STOCK (Equity Fund). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     REPURCHASE AGREEMENTS (All Funds). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

     REVERSE REPURCHASE AGREEMENTS (All Funds). A Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain in a segregated account cash, or other liquid assets (as determined by the board) of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (All Funds). The Funds may acquire variable and floating rate instruments as described in the Prospectus. Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the adviser under guidelines established by the board of trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase by the Funds. In making such determinations, the adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, investment banking, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit, guarantees or lending commitments.

     Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a U.S. government security with a variable rate of interest readjusted no less frequently than every 762 days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a floating rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, may be deemed to have a maturity equal to one day; (c) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the investment to be paid in more than 397 days, and that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a variable rate of interest, the principal amount of which is scheduled to be paid in 397 days or less may be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; and (e) an instrument with a floating rate of interest, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     LOANS OF PORTFOLIO SECURITIES (Equity Fund and Bond Fund). The Equity Fund and Bond Fund may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, other high-grade debt obligations or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; and (3) the Funds will receive any interest or dividends paid on the loaned securities.

     The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the

Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     MORTGAGE-RELATED SECURITIES (Equity and Bond Fund). There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA mortgage pass-through certificates (also known as "GINNIE MAEs") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed mortgage passthrough certificates (also known as "FANNIE MAEs") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC mortgage participation certificates (also known as "FREDDIE MACs" or "PCS"). FHLMC is a corporate instrumentality of the United States, created pursuant to an act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage but in no event later than one year after it becomes payable.

     FOREIGN SECURITIES (Equity Fund and Bond Fund). The Funds may invest directly in both sponsored and unsponsored U.S. dollar or foreign currency-denominated corporate securities (including preferred or preference stock in the case of the Equity Fund), certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. There may be less information available to the Funds concerning unsponsored securities, for which the paying agent is located outside the United States.

     The Equity Fund will ordinarily purchase foreign securities traded in the United States. The Equity Fund and Bond Fund may purchase the securities of foreign issuers directly in foreign markets, although the Equity Fund does not intend to invest more than 5% of its net assets directly in foreign markets, although it may invest up to 10% of its net assets in American Depositary Receipts ("ADRs"), discussed below. Securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange are deemed to be illiquid investments subject to a limitation of no more than 15% of the Fund's net assets. See "ILLIQUID INVESTMENTS" below.

     The Equity Fund may also invest directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs") or ADRs. ADRs are dollar-denominated receipts generally issued by domestic banks which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In addition, in an unsponsored ADR program, there may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

     Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Funds do not intend to invest more than 5% net assets directly in foreign markets.

     FOREIGN CURRENCY TRANSACTIONS (Equity Fund and Bond Fund). The Equity Fund and Bond Fund may enter into forward foreign currency exchange contracts for hedging purposes in anticipation of or in order to attempt to minimize the effect of fluctuations in the level of future foreign exchange rates. The Funds will set aside cash or other liquid assets in an amount at least equal to the market value to the instruments underlying the contract, less the amount of initial margin.

     Since the Funds may invest in securities denominated in currencies other than the U.S. dollar, and since those funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values within the Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Those Funds that purchase foreign currency-denominated securities may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     DEPOSITARY RECEIPTS (Equity Fund). The Fund may invest up to 10% of its net assets in the securities of foreign issuers in the form of ADRs, EDRs, and other depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     There are certain risks associated with investments in unsponsored ADR and EDR programs. Because the non-U.S. company does not actively participate in the creation of the ADR or EDR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADRs or EDRs pays nothing to establish the unsponsored facility, as fees for ADR or EDR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In an unsponsored ADR or EDR program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual resorts.

     In addition, with respect to all ADRs and EDRs, there is always the risk of loss due to currency fluctuations.

     REAL ESTATE SECURITIES (Equity Fund). The Fund may invest in Real Estate Investment Trusts ("REITs"). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Fund will not invest directly in real estate, the Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

     INVESTMENT COMPANY SECURITIES (All Funds). The Funds may invest in securities issued by other investment companies. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Funds as a whole.

     U.S. GOVERNMENT SECURITIES (All Funds). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

     U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities do go up and down as interest rates change. Thus, for example, the value of an investment in a Fund that holds U.S. Government securities may fall during times of rising interest rates. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

     FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (All Funds). The Funds may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if a Fund holds, and maintains until the settlement date in a segregated account, cash or other liquid assets in an amount sufficient to meet the purchase price, or if the Funds enter into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involve a risk of loss if the value of the security to be purchased declines and prior to the settlement date, which risk is in addition to their risk of decline in value of the Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although the Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although the Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement, if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon such sales.

     COLORADO MUNICIPAL OBLIGATIONS AND SPECIAL RISK CONSIDERATIONS (Tax-Exempt
Fund). The ability of this Fund to achieve its investment objective depends on the ability of issuers of Colorado municipal obligations to meet their continuing obligations for the payment of principal and interest.

     The concentration of the Tax-Exempt Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

     Many municipal debt obligations, including many lower-rated tax-exempt obligations, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call tax-exempt obligations during periods of declining interest rates. In these cases, if the Fund owns a tax-exempt obligation which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

     The Fund believes the information summarized below describes some of the more significant developments relating to securities of (i) municipalities or other political subdivisions or instrumentalities of the state of Colorado (the "state") which rely, in whole or in part, on ad valorem real property taxes and subdivisions or (ii) the state. The sources of such information include the official publications of the state, as well as other publicly available documents. The Fund has not independently verified any of the information contained in such official publications and other publicly available documents, but is not aware of any facts, which would render such information inaccurate.

     Colorado is the most populous state in the Rocky Mountain region. The state has four distinct geographic and economic areas. Two are in the eastern half of the state: the EASTERN PLAINS are flat, open, and largely devoted to agriculture; the FRONT RANGE contains the major metropolises. The remaining two areas are in the western half of the state: the ROCKY MOUNTAINS, and the WESTERN SLOPE (consisting of lands along the Utah border). A significant portion of the land in the western half of the state is heavily forested and mountainous and is owned by the federal government and devoted to national parks or forests.

     The state's population and wealth are concentrated in the Front Range, principally in four major metropolitan areas: Denver/Boulder, Colorado Springs, Fort Collins/Greeley, and Pueblo. Denver, the state capital, is the major economic center in the state and the Rocky Mountain region, having developed as a regional center for transportation, communication, finance, and banking. More recently, the Front Range area has attracted advanced-technology industries.

     The state's economy is sensitive to the national economy, leading to economic performance that depends a great deal on economic performance at the national level.

     Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government, however, are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state currently is authorized to issue short-term revenue anticipation notes.

     There are approximately 2,400 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes, generate revenues, and incur indebtedness. The major source of revenue for funding such indebtedness is the ad valorem property tax, which presently is levied and collected solely at the local level, although the state is also authorized to levy such taxes. There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in Colorado without electoral approval.

     The major risks to the Colorado economy are reduced federal expenditures, cessation of large public works projects in the state, a drop in tourism, and reduced commercial and residential real estate values. Any of these potential events could adversely affect the Colorado economy and local governmental revenues.

     Additionally, on November 3, 1992, Colorado voters approved an amendment to the Colorado Constitution, which is commonly referred to as the Taxpayer's Bill of Rights ("TABOR"). TABOR imposes various limits and new requirements on spending by the State of Colorado and all Colorado local governments. In general, the effect of the amendment was to limit the ability of the State and local governments to increase revenues and expenditures, issue debt and enter into other financial obligations, and raise taxes.

     There can be no assurance that these, or other events, will not negatively affect the market value of the securities of the Fund or the ability of municipal entities to pay their debt obligations in a timely manner.

     ILLIQUID SECURITIES (ALL FUNDS) . It is the policy of the Funds that illiquid securities whose transfer is restricted by law (including certain securities unregistered under federal securities law) and other illiquid securities (including repurchase agreements of more than seven days' duration, variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days notice and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange) may not constitute, at the time of purchase or at any time, more than 15% of the value of the total net assets of the fund in which they are held. Securities with restrictions on resale but that have a readily available market are not deemed illiquid for purposes of this limitation.

     The Funds have adopted a policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     The Funds may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as liquid if determined to be liquid by the adviser pursuant to the procedures adopted by the board.

     The Securities and Exchange Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL system sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). Consequently, it is the intent of the Fund to invest, pursuant to procedures established by the board of trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

     The adviser will monitor the liquidity of restricted securities in the Funds' portfolio under the supervision of the trustees. In reaching liquidity decisions, the adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the adviser, (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer), and (5) other factors, if any, which the adviser deems relevant. The adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a fund do not exceed 15% of the fund's average daily net assets. Rule 144A securities, which are determined to be liquid based upon their trading markets, will not, however, be required to be included among the securities considered to be illiquid.

     ZERO COUPON SECURITIES (All Funds). The Funds may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Funds are required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Funds are not receiving the income in cash on a current basis. Thus the Funds may have to sell other investments to obtain cash to make income distributions at times when the Adviser would not otherwise deem it advisable to do so. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

                             INVESTMENT RESTRICTIONS

     The following are restrictions for each Fund. Numbers 2, 3, 4, 7, 8, and 12 are fundamental restrictions. Those restrictions that are identified as fundamental may not be changed except by a majority of a Fund's outstanding voting securities. A "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxies or (ii) more than 50% of the outstanding shares. The other restrictions may be changed by the Board of Trustees without shareholder vote.

     Each fund, except as indicated, may not:

     (1) Invest more than 15% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

     (2) Borrow money or pledge, mortgage or hypothecate its assets, except that a fund may enter into reverse repurchase agreements or borrow from banks up to 30% of the current value of its total assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of such fund's total net assets (but investments may not be purchased by a fund while borrowings from banks exceed 5% of such Fund's net assets);

     (3) Issue senior securities, except insofar as a fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

     (4) Lend more than 30% in value of the Fund's securities, including investments in repurchase agreements, to broker-dealers or other financial organizations. All such loans will be collateralized by cash, U.S. Government obligations or other high-grade debt obligations that are maintained at all times in an amount equal to at least 102% of the current value of loaned securities. The Tax-Exempt Fund will not lend its portfolio securities;

     (5) Invest in companies for the purpose of exercising control or management;

     (6) Invest more than 10% of its total assets in shares of other investment companies;

     (7) Invest in real property or mortgage loans (including limited partnership interest but excluding real estate investment trusts and master limited partnerships), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions, provided that the Fund may invest in collateralized mortgage obligations;

     (8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act;

     (9) Sell securities short, except to the extent that a fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

     (10) Purchase securities on margin, except that a fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (11) Purchase or retain the securities of any issuer, if the individual officers and Trustees of the Funds, the Adviser or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

     (12) (Equity Fund and Bond Fund only) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

     (13) Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount no more than 2% of the value of the Fund's net asset, may be warrants which are not listed on the New York or American Stock Exchanges;

     (14) Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the prospectus or SAI; however, no fund will invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

     (15) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years continuous operation;

     (16) Acquire the outstanding voting securities of any one issuer if, immediately after and as a result of such investment, the current market value of the holdings of the Fund in the securities of such issuer exceeds 10% of the market value of such issuers outstanding voting securities; or

     (17) Pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when-issued" basis is not deemed to be a pledge of assets.

     The Tax-Exempt Fund will not make loans except that the Fund may invest in Colorado obligations which it is permitted to buy.

     As a matter of fundamental policy, the Tax-Exempt Fund will invest, under normal market conditions, at least 80% of its net assets in bonds whose interest is exempt from federal and personal income taxes.

     With respect to 75% of its assets, no Fund (except the Tax-Exempt Fund), will invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities). In addition, no Fund will purchase more than 10% of the outstanding voting securities of any one issuer.

     The Tax-Exempt Fund is classified as a "non-diversified" investment company under the 1940 Act. The Fund also intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of the Fund, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). If the Fund had elected to register under the 1940 Act as a "diversified" investment company, it would have to meet the same test as to 75% of its assets. The Tax-Exempt Fund may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers. The Tax-Exempt Fund's assets, being primarily or entirely Colorado issues, are accordingly subject to economic and other conditions affecting Colorado.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days) and investments in illiquid securities which exceed 15% of net assets will be reduced as promptly as possible to adhere to such limitation. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

     The Funds may hold up to 100% of their assets in cash or short-term debt securities for temporary defensive purposes. The Funds will adopt a temporary defensive position when, in the opinion of the Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Funds' other investment policies. The types of short-term instruments in which the Funds may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate paper rated at the time of purchase at least within the "A" rating category by Standard & Poor's or within the "Prime" category by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" rating category by S&P or within the "Prime" category by Moody's).

                               PORTFOLIO TURNOVER

     Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period.

     The Adviser has employed and will continue to use a securities selection style based on fundamental research analysis and techniques which focuses on the long-term business, industry, and economic cycles. This long-term cyclical view typically results in a low turnover strategy. Because of this long-term investment perspective and the desire to minimize net short-term capital gains, the Funds generally will not engage in the trading of securities for the purposes of realizing short-term profits.

Short-term realized capital gains cannot be eliminated, however, as certain market conditions may, in the Adviser's best judgment, warrant realizing such gains.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

     The Funds are three of seven separate series under the Trust. The Trust's Board of Trustees oversees the overall management of each series of the Trust and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below.

                        INTERESTED TRUSTEES AND OFFICERS

                                                                                                                      NUMBER OF
                                POSITION(S)     TERM OF OFFICE            PRINCIPAL OCCUPATION(S) DURING          PORTFOLIOS IN FUND
                                HELD WITH        AND LENGTH OF                PAST 5 YEARS* AND OTHER              COMPLEX OVERSEEN
   NAME, ADDRESS & AGE            FUNDS           TIME SERVED              DIRECTORSHIPS HELD BY TRUSTEE              BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
W. ROBERT ALEXANDER, age 76,  Trustee and     W. Robert Alexander  Mr. Alexander is the Chief Executive Officer           7
1625 Broadway, Suite 2200     Chairman        was elected by the   and Chairman of ALPS and ADI, which provide
Denver, Colorado 80202                        initial shareholder  administration and distribution services,
                                              in December 1993.    respectively, for proprietary mutual fund
                                                                   complexes. Mr. Alexander is also the Chairman
                                                                   of ALPS Financial Services, Inc. and ALPS
                                                                   Advisors, Inc. Mr. Alexander was Vice
                                                                   Chairman of First Interstate Bank of Denver,
                                                                   responsible for Trust, Private Banking,
                                                                   Retail Banking, Cash Management Services and
                                                                   Marketing. Mr. Alexander is currently a
                                                                   member of the Board of Trustees of the Hunter
                                                                   and Hughes Trusts, Financial Investors
                                                                   Variable Insurance Trust, Clough Global
                                                                   Allocation Fund, and Reaves Utility Income
                                                                   Fund. Because of his affiliation with ALPS
                                                                   and ADI, Mr. Alexander is considered an
                                                                   "interested" Trustee of Financial Investors
                                                                   Trust.

EDMUND J. BURKE, age 43       President               N/A          Mr. Burke is President and Director of ALPS           N/A
1625 Broadway, Suite 2200                                          and ADI. Mr. Burke joined ALPS in 1991 as
Denver, Colorado  80202                                            Vice President and National Sales Manager.
                                                                   Because of his positions with ADI and ALPS,
                                                                   Mr. Burke is deemed an affiliate of the Trust
                                                                   as defined under the 1940 Act. Mr. Burke is
                                                                   also President of Financial Investors
                                                                   Variable Insurance Trust, Clough Global
                                                                   Allocation Fund, and Reaves Utility Income
                                                                   Fund.

J. JEFFREY DOHSE, age 62,     Vice President          N/A          Vice President, Denver Investment Advisors            N/A
1125 17th Street, 26th Floor                                       LLC, June 2004 to present. Executive Vice
Denver, Colorado 80202                                             President of TEMPEST INVESTMENT COUNSELORS,
                                                                   INC., from July 1983 to July 2004.

H. DAVID LANSDOWNE, age 57,   Vice President          N/A          Director of Wealth Management, Denver                 N/A
1125 17th Street, 26th Floor                                       Investment Advisors LLC, June 2004 to
Denver, Colorado 80202                                             present. President and CEO of TEMPEST
                                                                   INVESTMENT COUNSELORS, INC., from January
                                                                   1998 to July 2004. Mr. Lansdowne joined
                                                                   TEMPEST as Director of Research in 1983.

JEREMY O. MAY, age 34,        Treasurer               N/A          Mr. May is the Senior Vice President of ALPS          N/A
1625 Broadway, Suite 2200                                          and ADI and is also the Director of Mutual
                                                                   Funds Operations at

                                                                                                                      NUMBER OF
                                POSITION(S)     TERM OF OFFICE            PRINCIPAL OCCUPATION(S) DURING          PORTFOLIOS IN FUND
                                HELD WITH        AND LENGTH OF                PAST 5 YEARS* AND OTHER              COMPLEX OVERSEEN
   NAME, ADDRESS & AGE            FUNDS           TIME SERVED              DIRECTORSHIPS HELD BY TRUSTEE              BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Denver, Colorado, 80202                                            ALPS. Mr. May joined ALPS in 1995 as a
                                                                   Controller. Prior to joining ALPS, Mr. May
                                                                   was an auditor with Deloitte & Touche LLP in
                                                                   their Denver office. Because of his positions
                                                                   with ALPS and ADI, Mr. May is deemed an
                                                                   affiliate of the Trust as defined under the
                                                                   1940 Act. Mr. May is also Treasurer of
                                                                   Financial Investors Variable Insurance Trust,
                                                                   Clough Global Allocation Fund, and Reaves
                                                                   Utility Income Fund.

ERIN DOUGLAS, age 27,         Secretary               N/A          Ms. Douglas is the Associate Counsel of ALPS          N/A
1625 Broadway, Suite 2200                                          and ADI. Ms. Douglas joined ALPS and ADI in
Denver, Colorado 80202                                             January 2003. Because of her positions with
                                                                   ALPS and ADI, Ms. Douglas is deemed as
                                                                   affiliate of the Trust as defined under the
                                                                   1940 Act. Ms. Douglas is also Secretary of
                                                                   Financial Investors Variable Insurance Trust,
                                                                   Clough Global Allocation Fund, Reaves Utility
                                                                   Income Fund, and Westcore Trust.

                              INDEPENDENT TRUSTEES

                                                                                                                      NUMBER OF
                                POSITION(S)     TERM OF OFFICE            PRINCIPAL OCCUPATION(S) DURING          PORTFOLIOS IN FUND
                                HELD WITH        AND LENGTH OF                PAST 5 YEARS* AND OTHER              COMPLEX OVERSEEN
   NAME, ADDRESS & AGE            FUNDS           TIME SERVED              DIRECTORSHIPS HELD BY TRUSTEE              BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
MARY K. ANSTINE, age 63,      Trustee         Mary K. Anstine was  Ms. Anstine is the President/Chief Executive          7
600 S. Cherry Street,                         elected at a         Officer of HealthONE, Denver, Colorado, and
Suite 217                                     special meeting of   former Executive Vice President of First
Denver, Colorado 80246                        March 21, 1997.      Interstate Bank of Denver. Ms. Anstine is
                                                                   shareholders held on also a Trustee/Director
                                                                   of the following: Denver Area Council of the
                                                                   Boy Scouts of America; Colorado Uplift Board;
                                                                   AV Hunter Trust; P/SL Auxiliary Board;
                                                                   Financial Investors Variable Insurance Trust;
                                                                   Reaves Utility Income Fund; and a member of
                                                                   the Advisory Boards for the Girl Scouts Mile
                                                                   Hi Council. Ms. Anstine was a Director of:
                                                                   the Northern

                                                                                                                      NUMBER OF
                                POSITION(S)     TERM OF OFFICE            PRINCIPAL OCCUPATION(S) DURING          PORTFOLIOS IN FUND
                                HELD WITH        AND LENGTH OF                PAST 5 YEARS* AND OTHER              COMPLEX OVERSEEN
   NAME, ADDRESS & AGE            FUNDS           TIME SERVED              DIRECTORSHIPS HELD BY TRUSTEE              BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Trust Bank of Colorado from February 1998
                                                                   until February 2002 and ALPS Distributors,
                                                                   Inc., from October 1995 to December 1996;
                                                                   HealthONE; a member of the American Bankers
                                                                   Association Trust Executive Committee; and
                                                                   Director of the Center for Dispute
                                                                   Resolution.

EDWIN B. CROWDER, age 73,     Trustee         Edwin B. Crowder     Mr. Crowder currently operates a marketing            7
2659 Grapewood Lane                           was elected at a     concern with operations in the U.S. and Latin
Boulder, Colorado 80304                       special meeting of   America. He has previously engaged in
                                              shareholders held    business pursuits in the restaurant, oil and
                                              on March 21, 1997.   gas drilling, and real estate development
                                                                   industries. Mr. Crowder is a former Director
                                                                   of Athletics and head football coach at the
                                                                   University of Colorado.

ROBERT E. LEE, age 69,        Trustee         Robert E. Lee was    Mr. Lee was a commercial bank executive of            7
10510 Lakeview Drive                          appointed as a       First Interstate from 1980 through 1989. He
Hayden Lake, Idaho 83835                      Trustee at the       is currently a Director of the following:
                                              December 15, 1998,   Storage Technology Corporation; ING Financial
                                              meeting of the       Services - North America; Meredith Capital
                                              Board of Trustees.   Corporation; Source Capital Corporation;
                                                                   Reaves Utility Income Fund; Financial
                                                                   Investors Variable Insurance Trust and
                                                                   Emeritus - The Denver Foundation.

JOHN R. MORAN, JR., age 74,   Trustee         John R. Moran was    Mr. Moran is President and CEO of The                 7
1600 Sherman Street                           elected at a         Colorado Trust, a private foundation serving
Denver, Colorado 80203                        special meeting of   the health and hospital community in
                                              shareholders held    Colorado. An attorney, Mr. Moran was formerly
                                              on March 21, 1997.   a partner with the firm of Kutak Rock &
                                                                   Campbell in Denver, Colorado and a member of
                                                                   the Colorado House of Representatives. Mr.
                                                                   Moran is a Director of the Conference of
                                                                   Southwest foundations. Mr. Moran is currently
                                                                   a Trustee of the following: the Hill
                                                                   Foundation; the Robert J. Kutak Foundation;
                                                                   Colorado Wildlife Heritage Foundation; and
                                                                   Financial Investors Variable Insurance Trust.
                                                                   Additionally, he is a member of the
                                                                   Treasurer's Office

                                                                                                                      NUMBER OF
                                POSITION(S)     TERM OF OFFICE            PRINCIPAL OCCUPATION(S) DURING          PORTFOLIOS IN FUND
                                HELD WITH        AND LENGTH OF                PAST 5 YEARS* AND OTHER              COMPLEX OVERSEEN
   NAME, ADDRESS & AGE            FUNDS           TIME SERVED              DIRECTORSHIPS HELD BY TRUSTEE              BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Investment Advisory Committee for the
                                                                   University of Colorado and the Alumni Council
                                                                   of the University of Denver College of Law.
                                                                   Formerly, Mr. Moran was a member of the Board
                                                                   of Directors and Treasurer of Grantmakers in
                                                                   Health.

*Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

     Non-interested Trustees of the Trust receive an annual fee in the amount of $4,000 and an additional $1,500 for attending each Board meeting. The Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

     For the Trust's fiscal year ended April 30, 2004, the non-interested Trustees were compensated as follows:

                                                               PENSION OR                            AGGREGATE
                                                               RETIREMENT           ESTIMATED        COMPENSATION
                                          AGGREGATE            BENEFITS             ANNUAL           FROM THE TRUST
                                          COMPENSATION         ACCRUED AS           BENEFITS         AND FUND
                                          FROM THE             PART OF FUND         UPON             COMPLEX PAID
                                          TRUST                EXPENSES             RETIREMENT       TO TRUSTEES
-------------------------------------------------------------------------------------------------------------------
Mary K. Anstine, Trustee(1)               $  10,000              $    0               $    0           $  10,000
Edwin B. Crowder, Trustee(1)              $  10,000              $    0               $    0           $  10,000
Robert E. Lee, Trustee(1)                 $  10,000              $    0               $    0           $  10,000
John R. Moran, Jr., Trustee(1)            $  10,000              $    0               $    0           $  10,000

(1) Member of the Audit Committee.

     As of July 31, 2004, the trustees and officers of the Funds, as a group, own less than 5 % of the Colorado Quality Tax-Exempt Fund, 5 % of the Equity Fund, and 5 % of the Quality Bond Fund.

     As of December 31, 2003, the dollar range of equity securities in the Funds beneficially owned by Trustees who are "interested persons" of the Trust were as follows:

                                                                                                 AGGREGATE DOLLAR RANGE OF
                                        DOLLAR RANGE OF EQUITY SECURITIES IN THE                 EQUITY SECURITIES IN ALL
                                        FUND                                                     REGISTERED INVESTMENT
                                        ---------------------------------------------------      COMPANIES OVERSEEN BY
                                                          QUALITY BOND     COLORADO QUALITY      TRUSTEE IN FAMILY OF
INDEPENDENT TRUSTEES                    EQUITY FUND       FUND             TAX-EXEMPT FUND       INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------------
W. Robert Alexander                     None              None             None                  Over $100,000

     As of December 31, 2003, the dollar range of equity securities in the Funds beneficially owned by Trustees who are not "interested persons" of the Trust were as follows:

                                                                                                 AGGREGATE DOLLAR RANGE OF
                                        DOLLAR RANGE OF EQUITY SECURITIES IN THE                 EQUITY SECURITIES IN ALL
                                        FUND                                                     REGISTERED INVESTMENT
                                        ---------------------------------------------------      COMPANIES OVERSEEN BY
                                                          QUALITY BOND     COLORADO QUALITY      TRUSTEE IN FAMILY OF
INDEPENDENT TRUSTEES                    EQUITY FUND       FUND             TAX-EXEMPT FUND       INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------------
Mary K. Anstine                         None              None             None                  None
Edwin B. Crowder                        None              None             None                  None
John R. Moran, Jr.                      None              None             None                  None
Robert E. Lee                           None              None             None                  None

                                     ADVISER

     Denver Investment Advisors LLC ("Denver Investment Advisors"), 1225 17th Street, Suite 2600, Denver, Colorado, acts as the investment adviser to the Funds. Denver Investment Advisors manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. Denver Investment Advisors is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers and dealers selected by it in its discretion.

     At the March 16, 2004, meeting of the Board of Trustees, the Trustees approved Robert E. Lee as Chairman of the Financial Investors Trust Audit Committee.

     On July 1, 2004, Denver Investment Advisors became the investment advisor to each of the Aristata Equity Fund, Aristata Quality Bond Fund, and Aristata Colorado Quality Tax-Exempt Fund. On that date, new Interim Advisory Agreements were entered into between Denver Investment Advisors and the Trust on behalf of each of the Funds.

     As of July 1, 2004, Denver Investment Advisors purchased all of the stock of Tempest Investment Counselors, Inc. ("Tempest"), the former investment advisor to the Funds. As required by the Investment Company Act of 1940, the Funds' Advisory Agreements with Tempest terminated upon such acquisition. At a June 15, 2004 meeting of the Trustees of the Trust, in anticipation of the Denver Investment Advisors/Tempest transaction, the Trustees approved the Interim Advisory Agreements under which Denver Investment Advisors will direct the investment of the Funds in accordance with each Fund's investment objective, policies and restrictions. The term of each Interim Advisory Agreement is 150 days, and it may be terminated on 10 days notice by the Trustees. Except for the term, all material terms and conditions of each Interim Advisory Agreement, including the fees to be paid by the Funds, will be the same as under the Funds' prior agreements with Tempest. The fees paid by the Funds under the agreement will be held in escrow pending approval by the shareholders of the Fund.

     Denver Investment Advisors has proposed to the Trustees that each of the Funds be merged into a Westcore Fund, now managed by Denver Investment Advisors, with similar investment objectives. The Trustees have not acted on this proposal and, if they approve the proposal, it will be submitted to the shareholders of each Aristata Fund prior to becoming effective. Shareholder meetings of the Funds will be held in the near future to consider these or other arrangements for the future of the Funds.

     During the term of the interim agreements, the Funds will be managed by teams of investment professionals. The Aristata Equity Fund is managed by the Equity Value research team. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members focus on certain sectors and buy and sell securities for the Fund as they see fit, guided by the Fund's investment objectives and strategies.

     The Aristata Quality Bond Fund and the Aristata Colorado Quality Tax-Exempt Fund are managed by the Fixed Income research team. Investment professionals within the Fixed Income research team are responsible for making investment decisions for these Funds in accordance with each Fund's investment objectives and strategies. The Fixed Income research team works closely together reviewing portfolio holdings, conducting investment research and challenging investment ideas.

     Each Advisory Agreement provides that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to each Advisory Agreement, except loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its obligations under each Advisory Agreement.

     The Trustees take into consideration various factors in evaluating the renewal of an existing investment advisory agreement. The Trustees request and assess comprehensive information about the investment adviser's services, including a complete description of the nature, extent, and quality of the services which are provided to the Fund under the advisory agreement, a report on the Fund's compliance with applicable investment objectives, policies, and restrictions, and applicable requirements of the Internal Revenue Code, a report containing relevant performance data for the Fund, and comparisons of that performance data to the performance of a representative sample of comparable funds and to the performance of recognized indices. The Trustees also receive, from the adviser, recent financial statements, including a balance sheet and income statement, in order to assess the adviser's financial condition.

     After considering the nature and quality of the services to be provided by the adviser, the Trustees next evaluate the reasonableness of the compensation to be paid by the Fund to the adviser. Additionally, the Trustees consider the reasonableness of the adviser's potential profit, if any, projected from the fees under the advisory agreement. In analyzing the adviser's projected profitability, the Trustees consider the anticipated costs incurred by the adviser in providing such services. Moreover, when examining the adviser's projected profitability, the Trustees also determine whether the adviser, or any of its affiliates, would receive any quantifiable "fall-out" or collateral benefits as a result of the adviser providing services to the Fund. Collateral benefits are direct or indirect revenues or other benefits that the adviser or any of its affiliates receive that are attributable in some way to the existence of the Fund.

                                 CODE OF ETHICS

     The Funds permit "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics that has been adopted by the Funds' Board of Trustees. Access Persons are required to follow the guidelines established by the Code of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Funds, their Adviser, and their Distributor, pursuant to Rule 17j-1 and other applicable laws, must adopt and enforce their own Code of Ethics appropriate to their operations. The Board of Trustees is required to review and approve the Code of Ethics for the Funds, Adviser and Distributor. The Funds, Adviser, and Distributor are also required to report to the Funds' Board of Trustees no less frequently than annually with respect to the administration and enforcement of such Codes of Ethics, including any violations thereof which may potentially affect the Funds.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trustees have adopted Denver Investment Advisors' proxy voting policies and procedures, which sets forth the guidelines to be utilized by Denver Investment Advisors in voting the proxies for the Aristata Equity Fund. A complete copy of Denver Investment Advisors' proxy voting policies and procedures is attached hereto as Appendix B. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.aristata.com and on the Securities and Exchange Commission's Internet site at www.sec.gov.

                           DISTRIBUTION OF FUND SHARES

     Shares of the Funds are offered on a continuous basis through ALPS Distributors, Inc. ("ADI" or the "Distributor"), 1625 Broadway, Suite 2200, Denver, Colorado 80202, as sponsor and distributor of the Funds. ADI also serves as distributor of other mutual funds. As distributor, ADI acts as the Funds' agent to underwrite, sell and distribute shares in a continuous offering.

          ADMINISTRATOR, TRANSFER AGENT, BOOKKEEPING AND PRICING AGENT

     Pursuant to an Administration Agreement, ALPS Mutual Funds Services, Inc., ("ALPS" or the "Administrator") acts as Administrator for the Funds. ALPS provides management and administrative services necessary for the operation of the Funds, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and, (iii) general supervision of the operation of the Funds. In addition, ALPS furnishes office space and facilities required for conducting the business of the Funds.

     The Administration Agreement is terminable with respect to a Fund without penalty, at any time, by vote of a majority of the Trustees, by vote of a majority of the outstanding voting securities of such Fund, or by ALPS on not less than ninety (90) days written notice.

                                FEES AND EXPENSES

     As compensation for advisory, management and administrative services, the Adviser and the Administrator are paid a monthly fee at the following annual rates:

                                             ADVISORY FEE      ADMINISTRATIVE FEE
Equity Fund                                      0.85%               0.20%*
Quality Bond Fund                                0.50%               0.20%*
Colorado Quality Tax-Exempt Fund                 0.50%               0.20%*

*Subject to minimum annual fee of $150,000, $75,000 and $45,000 for the Equity, Bond and Tax-Exempt Funds, respectively. Prior to October 1, 2002, the Administrator was entitled to receive a minimum annual fee of $180,000, $90,000 and $60,000 for the Equity, Bond and Tax-Exempt Funds, respectively. The Administrator has voluntarily agreed to waive its minimum annual fees to $146,500, $71,500 and $41,500 for the Equity, Bond and Tax-Exempt Funds, respectively, for the period October 1, 2003, to September 30, 2004. These waivers are voluntary and may be terminated at any time.

     During the fiscal year ended April 30, 2004, the Adviser and Administrator were compensated by each fund as follows:

                                                         ADVISER         ADVISER
                                           ADVISER       WAIVER       REIMBURSEMENT    ADMINISTRATOR
Equity Fund                               $ 249,626       $ 0           $ 150,821         $ 12,391
Quality Bond Fund                         $  70,997       $ 0           $  75,410         $  7,166
Colorado Quality Tax-Exempt Fund          $  65,452       $ 0           $  45,246         $  5,076

     During the fiscal year ended April 30, 2003, the Adviser and the Administrator were compensated by each fund as follows:

                                                         ADVISER                       ADMINISTRATOR
                                           ADVISER       WAIVER       ADMINISTRATOR       WAIVER
Equity Fund                               $ 294,415      $ 48,846       $ 162,575         $ 14,520
Quality Bond Fund                         $ 119,551      $ 20,299       $  81,289         $  7,261
Colorado Quality Tax-Exempt Fund          $  70,929      $ 28,735       $  51,288         $  4,357

     During the fiscal year ended April 30, 2002, the Adviser and the Administrator were compensated by each fund as follows:

                                                         ADVISER         ADVISER
                                           ADVISER       WAIVER       REIMBURSEMENT    ADMINISTRATOR
Equity Fund                               $ 568,398      $ 77,376        $     0          $ 180,000
Quality Bond Fund                         $ 215,415      $ 31,265        $     0          $  90,002
Colorado Quality Tax-Exempt Fund          $  65,255      $ 65,255        $ 3,926          $  59,999

     Prior to October 1, 2002, the Adviser voluntarily agreed to waive that portion of its fees to the extent necessary for the Equity Fund, the Bond Fund, and the Tax-Exempt Fund to maintain expense ratios of not more than 1.05%, 0.70% and 0.50%, respectively, of the average net assets of these Funds.

                        DETERMINATION OF NET ASSET VALUE

     As indicated under "How are Fund Shares Valued?" in the Prospectus, each Fund's net asset value ("NAV") is calculated at the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern
Time) each day that the NYSE is open for business. Currently, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Securities listed on an exchange or over-the-counter, other than NASDAQ, are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the average of the last bid and asked prices is used. Quotations are taken from the exchange where the security is primarily traded. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of pricing services and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Also, it is possible that events can occur that have a significant impact on the value of foreign securities at times when shareholders are unable to purchase or redeem shares of the Funds.

     Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     At the discretion of the Adviser, payment for shares may be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. For further information about this form of payment, please contact ALPS. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund; and (3) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, a fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     The Funds may suspend redemption rights or postpone redemption payments (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act. The Funds may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Funds' responsibilities under the 1940 Act.

     In addition, the Funds may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder.

     All redemptions of shares of the Funds will be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of its existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she may incur brokerage or other transactional charges.

                             PORTFOLIO TRANSACTIONS

     Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Funds' Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The reasonableness of such spreads or brokerage commissions will be evaluated by comparing spreads or commissions among brokers or dealers in consideration of the factors listed immediately above and research services described below.

     Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded other than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Under the 1940 Act, persons affiliated with the Funds or the sponsor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in limited situations permitted by SEC regulations, unless a permissive order allowing such transactions is obtained from the SEC.

     The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer, which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information from securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic-and-security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by the Funds is not reduced because the Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

     The Aristata Equity Fund paid $28,006, $41,879, and $63,574 in brokerage commissions for the fiscal years ended April 30, 2004, 2003, and 2002, respectively, none of which went to affiliated brokers of the Aristata Funds.

     The Funds are required to identify securities of its "regular brokers or dealers" that it has acquired during the Funds' most recent fiscal year. As of April 30, 2004, the Equity Fund held Bank of America Securities, LLC and the Quality Bond Fund held corporate bonds issued by Morgan Stanley Dean Witter & Co.

                                    TAXATION

     The Funds have elected to be treated and intend to continue to qualify to be treated as regulated investment companies for each taxable year pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest (including tax-exempt interest), payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund must distribute at least 90% of its investment company taxable income and at least 90% of its net tax-exempt income, if any. By meeting these requirements, the Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains, which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions, including distributions of capital gains will be taxed to shareholders as ordinary income.

     Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if declared by a Fund during October, November or December of that year to shareholders of record on a date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available with respect to certain investments of a Fund, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. A Fund also may be able to elect to "mark-to-market" stock of a publicly traded PFIC, recognizing gain or loss annually on the change in the market value of the PFIC stock. If either of these elections are made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply but the Fund may be taxed without receiving a distribution from the PFIC. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not invest in PFIC stock. Investors should consult their own tax advisers in this regard.

     Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Similarly, distributions of certain of the Funds may be eligible for a reduced individual income tax rate. These distributions are known as qualified dividend income ("QDI"). The Funds will notify shareholders each year of the percentage of distributions that qualify for either the dividends received deduction or as QDI.

     Distributions of net long-term capital gains, if any, designated by the Funds as long- term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. A distribution of net long-term capital gains reflects a Fund's excess of net long-term capital gains over its net short-term capital losses. The Funds are permitted to carry forward as short-term capital losses their net realized capital losses, if any, for a period of eight taxable years for the purpose of offsetting future gains. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

     Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.

     Investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution, which nevertheless generally will be taxable to them.

     Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid, to such shareholder will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt interest dividend was received by such shareholder with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

     The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because comprehensive regulations implementing the straddle rules have not been promulgated, the tax consequences to a Fund of hedging transactions are not always clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to stockholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should consult their own tax advisers in this regard.

     Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, and forward contracts.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should consult their own tax advisors in this regard.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country, and (b) the portion of the dividend which represents income derived from foreign sources.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

     The Funds are required to report to the Internal Revenue Service ("IRS") all distributions and redemptions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

     The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax.

     THE TAX-EXEMPT FUND. The Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for

Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of each Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

     Individuals, trusts, estates, and corporations who are holders of shares of the Tax-Exempt Fund and who are subject to Colorado income tax will not be subject to Colorado tax on distributions from the Tax-Exempt Fund to the extent that such distributions qualify as either (1) exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Code, which are derived from interest on tax-exempt obligations of the State of Colorado or any of its political subdivisions; or (2) distributions derived from interest on obligations of the United States or its possessions included in federal adjusted gross income.

     To the extent that distributions on shares of the Fund are attributable to sources of income not described in the preceding sentences, including capital gains, such distributions will not be exempt from Colorado income tax.

     There are no municipal income taxes in Colorado. As intangibles, shares in the Tax-Exempt Fund will be exempt from Colorado property taxes.

     Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in the Tax-Exempt Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the Funds.

                                OTHER INFORMATION

                                 CAPITALIZATION

     The capitalization of the Funds consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional funds will not alter the rights of the shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a fund, each shareholder is entitled to receive his pro rata share of the net assets of that fund.

     In the event of a liquidation or dissolution of the Funds or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a

Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder.

                                  VOTING RIGHTS

     Under the Declaration of Trust, the Funds are not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. It is not anticipated that the Funds will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Funds. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Funds may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Funds. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

     The Funds' shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     Shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Fund, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Funds voting together in the aggregate without regard to a particular Fund.

                             PRINCIPAL SHAREHOLDERS

     As of July 31, 2004, the following shareholders owned 5% or more of the outstanding shares of the Funds as listed below:

FUND                                                                    PERCENTAGE INTEREST
----------------------------------------------------------------------------------------------
EQUITY FUND

Tempest Investment Counselors, Inc. Pension                                   17.04%
and Profit Sharing Plan
1125 17th Street, 26th Floor
Denver, CO 80202

Colorado State Bank & Trust                                                   21.57%
Attn: Trust Department
1600 Broadway
Denver, CO 80202

John B. Chafee IRA Rollover                                                    5.08%
460 Glencoe Street
Denver, CO 80220

Jane P. Whitaker Revocable Trust                                               5.00%
3090 S. Saint Paul St.
Denver, CO 80210

QUALITY BOND FUND

Colorado State Bank & Trust                                                   39.63%
Attn: Trust Department
1600 Broadway
Denver, CO 80202

Tempest Investment Counselors, Inc. Pension                                   21.20%
and Profit Sharing Plan
1125 Broadway, 26th Floor
Denver, CO 80202

John B. Chafee IRA Rollover                                                    9.59%
460 Glencoe Street
Denver, CO 80220

DLJ Securities Corp.                                                          10.48%
One Pershing Plaza, 7th Floor
Jersey City, NJ 07399

COLORADO QUALITY TAX-EXEMPT FUND

Colorado State Bank & Trust                                                   30.02%
Attn: Trust Department
1600 Broadway
Denver, CO 80202

Jane P. Whitaker Revocable Trust                                              16.36%
3090 S. Saint Paul St.
Denver, CO 80210

Bonnie McNaughton Living Trust                                                 9.38%
817 7th Street
Devils Lake, ND 58301

George P. Tempest                                                              6.62%
4476 County Road 100
Carbondale, CO 81623

Ruth A. Hopfenbeck                                                             5.39%
450 Race Street
Denver, CO 80206

Spier D. Whitaker Revocable Trust                                              5.33%
3090 S. Saint Paul St.
Denver, CO 80210

                          CUSTODIAN AND TRANSFER AGENT

     Fifth Third Bank has been appointed as the Funds' custodian. Pursuant to a Custodian Agreement, Fifth Third Bank is responsible for holding the Funds' cash and portfolio securities.

     ALPS has been appointed as Transfer Agent for the Funds and will perform dividend disbursing and transfer agency-related services for the Funds.

                        YIELD AND PERFORMANCE INFORMATION

     The Funds may, from time to time, include their yields, effective yields, tax equivalent yields and average annual total returns in advertisements or reports to shareholders or prospective investors.

     Quotations of yield for the Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

     YIELD=2[( a-b  +1)[TO THE POWER OF (6)] -1]
               ---
               cd
     where a = dividends and interest earned during the period, b = expenses accrued for the period (that of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period. As of April 30, 2004, the 30 day SEC yields for the Bond and Tax-Exempt Funds were 2.84% and 2.09% including fee waivers and reimbursements and 2.80% and 2.06% without fee waivers and reimbursements, respectively.

     Quotations of tax-equivalent yield for the Bond Fund will be calculated by:
(a) dividing the portion of the Fund's yield that is exempt from both Federal and Colorado state income taxes by one minus a stated combined Federal and state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from Federal income tax only by one minus a stated Federal income tax rate, and
(c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from Federal income tax.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

     P(l+T)[TO THE POWER OF (n)]=ERV

     (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid. Average annual total returns for each Fund as of April 30, 2004, were as follows:

                                          1 YEAR        5 YEAR       SINCE INCEPTION
                                          ------        ----------------------------
Equity Fund                               26.21%         2.27%            4.08%
Quality Bond Fund                         (0.21)%        5.13%            5.17%
Colorado Quality Tax-Exempt Fund           0.68%         4.18%            4.30%

     Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of a fund's expenses, and no reported performance figure should be considered an indication of performance, which may be expected in the future.

     In connection with communicating its yields or total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria, and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment but generally do not reflect deductions for administrative and management costs and expenses.

              TAX EQUIVALENT YIELD CALCULATIONS-- COLORADO QUALITY
                                 TAX-EXEMPT FUND

     The Tax-Exempt Fund's "tax equivalent" yield is computed by: (a) dividing the portion of the Fund's yield that is exempt from both Federal and Colorado state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from Federal income tax by one minus a stated Federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from Federal income tax.

     The following table shows how to translate the yield of an investment that is exempt from both Federal and Colorado personal income taxes into a taxable equivalent yield for the 2003 taxable year. The last five columns of the table show approximately how much a taxable investment would have to yield in order to generate an after-tax (Federal and Colorado) yield of 2% to 8%. For example, the table shows that a married taxpayer filing a joint return with taxable income of $50,000 would have to earn a yield of approximately 10.05% before Federal and Colorado personal income taxes in order to earn a yield after such taxes of 7%.

                    2003 Tax Rates and Tax-Equivalent Yields

                                                                INDIVIDUAL TAX EXEMPT YIELD:
                 TAXABLE INCOME*                  FEDERAL TAX      2%       3%       4%        5%        6%
     SINGLE RETURN             JOINT RETURN        BRACKET**    TAXABLE EQUIVALENT YIELD:
     -------------             ------------
$       -   $     7,000   $       -   $  14,000      10.0%        2.22%    3.33%    4.44%     5.56%    6.67%
$   7,000   $    28,400   $  14,000   $  56,800      15.0%        2.35%    3.53%    4.71%     5.88%    7.06%
$  28,400   $    68,800   $  56,800   $ 114,650      25.0%        2.67%    4.00%    5.33%     6.67%    8.00%
$  68,800   $   143,500   $ 114,650   $ 174,700      28.0%        2.78%    4.17%    5.56%     6.94%    8.33%
$ 143,500   $   311,950   $ 174,700   $ 311,950      33.0%        2.99%    4.48%    5.97%     7.46%    8.96%
$ 311,950   above         $ 311,950   above          35.0%        3.08%    4.62%    6.15%     7.69%    9.23%

* Taxable income (gross income after all exemptions, adjustments, and deductions) based on 2003 tax rates.
** Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

Colorado individual income tax is levied at a flat rate 4.63%

                              EFFECTIVE
                              COMBINED
                              FEDERAL &
 FEDERAL        COLORADO      STATE TAX
TAX RATE        TAX RATE        RATE
 10.00%          4.63%         14.17%
 15.00%          4.63%         18.94%
 25.00%          4.63%         28.47%
 28.00%          4.63%         31.33%
 33.00%          4.63%         36.10%
 35.00%          4.63%         38.01%

When your effective combined federal and Colorado state tax rate is:

                                  14.17%           18.94%          28.47%            31.33%          36.10%           38.01%

Then your tax-equivalent yield is:

 TAX-EQUIVALENT YIELD*

                    2.0%           2.33%            2.47%            2.80%           2.91%            3.13%           3.23%
                    3.0%           3.50%            3.70%            4.19%           4.37%            4.69%           4.84%
                    4.0%           4.66%            4.93%            5.59%           5.83%            6.26%           6.45%
                    5.0%           5.83%            6.17%            6.99%           7.28%            7.82%           8.07%
                    6.0%           6.99%            7.40%            8.39%           8.74%            9.39%           9.68%
                    7.0%           8.16%            8.64%            9.79%          10.19%           10.95%          11.29%
                    8.0%           9.32%            9.87%           11.18%          11.65%           12.52%          12.91%

* The Fund may invest a portion of its assets in obligations that are subject to state or Federal income tax. When the Portfolio invests in these obligations, its tax-equivalent yield will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% Federally and state tax-free.

                  REGISTERED PUBLIC INDEPENDENT ACCOUNTING FIRM

     Deloitte & Touche LLP serves as the registered public independent accounting firm for the Funds. Deloitte & Touche provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Deloitte & Touche's address is 555 Street, Suite 3600,
Denver, Colorado 80202.

                             REGISTRATION STATEMENT

     This SAI and the Prospectus do not contain all the information included in the Funds' Registration Statement filed with the SEC under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed with the Registration Statement, may be examined at the office of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

     The audited financial statements for each Fund for the year ended April 30, 2004, and the report of the Funds' independent public accountants are included in the Funds' most recent Annual Report, and are incorporated herein by reference to such report.

                                   APPENDIX A
                           KEY TO MOODY'S BOND RATINGS

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Ba Bonds that are rated Ba are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                      KEY TO STANDARD & POOR'S BOND RATINGS

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                   APPENDIX B

[DENVER INVESTMENT ADVISORS LLC LOGO]

                                  PROXY POLICY

                               SEVENTEENTH STREET
                                     PLAZA
                                1225 17TH STREET
                                   26TH FLOOR
                                DENVER, C0-80202

                                 (303) 312-5000

Denver Investment Advisors LLC, unless otherwise directed by our clients, will research, vote and record all proxy ballots for the security positions we maintain on our clients' behalf. To execute this responsibility to the highest standard, Denver Investment Advisors LLC relies heavily on its subscription to the ISS Proxy Voting system ("VoteX"). ISS (or Institutional Shareholder Services) provides proxy research and recommendations, as well as automated voting and record keeping, and is the world's leader in these services.

WE HAVE FULLY REVIEWED AND APPROVED THE ISS PROXY VOTING GUIDELINES AND FOLLOW THEIR RECOMMENDATIONS ON MOST ISSUES BROUGHT TO A SHAREHOLDER VOTE. SUBCATEGORIES WITHIN THE GUIDELINES INCLUDE:

 1)  Operational Items
 2)  Board of Directors
 3)  Proxy Contests
 4)  Anti-takeover Defenses and Voting Related Issues
 5)  Mergers and Corporate Restructurings
 6)  State of Incorporation
 7)  Capital Structure
 8)  Executive and Director Compensation
 9)  Social and Environmental Issues
10)  Mutual Fund Proxies
11)  Global Proxy Voting Matters

In the rare instance where our research or security analyst believes that any ISS recommendation would be to the detriment of our investment clients, we can and will override the ISS recommendation through a manual vote. The final authorization to override an ISS recommendation must be approved by an Executive Manager of Denver Investment Advisors LLC or a member of its Management Committee other than the analyst. A written record supporting the decision to override the ISS recommendation will be maintained.

Special considerations are made for stocks traded on foreign exchanges. Specifically, if voting will block the liquidity of these stocks, Denver Investment Advisors LLC will not exercise its voting rights.

For any matters subject to proxy vote for mutual funds in which Denver
          Investment Advisors LLC is an affiliated party, Denver Investment Advisors will vote on behalf of clients invested in such mutual funds in accordance with ISS, with no exceptions.

Client information is automatically recorded in "VoteX" for record keeping. For accounts custodied at financial institutions that are not clients of ISS, physical proxy cards are received, marked and returned for voting. Those votes are then manually recorded in the ISS Proxy VoteX system. For client accounts held in an omnibus registration, ballots that are received will be voted, but no records for individual accounts held in omnibus registration are maintained.

Denver Investment Advisors LLC maintains proxy data showing the voting pattern on specific issues - either for an individual meeting or for all proxies voted within a specified time period, in addition to proxy voting on individual client accounts.

If you have any specific questions or concerns that have not been addressed here, please do not hesitate to contact your portfolio manager. Upon request we have available ISS Proxy Voting Guidelines Summary documentation from the ISS Proxy Voting manual.

                           ADOPTED:   APRIL 2003

LAST AMENDED: SEPTEMBER 2003

                           ISS PROXY VOTING GUIDELINES

                                     SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1.   OPERATIONAL ITEMS
ADJOURN MEETING
GENERALLY VOTE AGAINST PROPOSALS TO PROVIDE MANAGEMENT WITH THE AUTHORITY TO ADJOURN AN ANNUAL OR SPECIAL MEETING ABSENT COMPELLING REASONS TO SUPPORT THE PROPOSAL.

AMEND QUORUM REQUIREMENTS
VOTE AGAINST PROPOSALS TO REDUCE QUORUM REQUIREMENTS FOR SHAREHOLDER MEETINGS BELOW A MAJORITY OF THE SHARES OUTSTANDING UNLESS THERE ARE COMPELLING REASONS TO SUPPORT THE PROPOSAL.

AMEND MINOR BYLAWS
VOTE FOR BYLAW OR CHARTER CHANGES THAT ARE OF A HOUSEKEEPING NATURE (UPDATES OR CORRECTIONS).

CHANGE COMPANY NAME
VOTE FOR PROPOSALS TO CHANGE THE CORPORATE NAME.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
VOTE FOR MANAGEMENT PROPOSALS TO CHANGE THE DATE/TIME/LOCATION OF THE ANNUAL MEETING UNLESS THE PROPOSED CHANGE IS UNREASONABLE.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS
Vote FOR proposals to ratify auditors, unless any of the following apply:
- An auditor has a financial interest in or association with the company, and is therefore not independent
-    Fees for non-audit services are excessive, or
- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS
VOTE AGAINST PROPOSALS TO APPROVE OTHER BUSINESS WHEN IT APPEARS AS VOTING ITEM.

2.   BOARD OF DIRECTORS
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:
- Attend less than 75 percent of the board and committee meetings without a valid excuse
-    Implement or renew a dead-hand or modified dead-hand poison pill
- Ignore a shareholder proposal that is approved by a majority of the shares outstanding
- Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
- Failed to act on takeover offers where the majority of the shareholders tendered their shares
- Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

- Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
- Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS
VOTE AGAINST SHAREHOLDER PROPOSALS TO IMPOSE A MANDATORY RETIREMENT AGE FOR OUTSIDE DIRECTORS.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
- The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
-    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:
- Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
-    Majority of independent directors on board
-    All-independent key committees

-    Committee chairpersons nominated by the independent directors
-    CEO performance reviewed annually by a committee of outside directors
-    Established governance guidelines
-    Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.   PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
- Long-term financial performance of the target company relative to its industry; management's track record
-    Background to the proxy contest
-    Qualifications of director nominees (both slates)
- Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed ona CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4.   ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
VOTES ON ADVANCE NOTICE PROPOSALS ARE DETERMINED ON A CASE-BY-CASE BASIS, GIVING SUPPORT TO THOSE PROPOSALS WHICH ALLOW SHAREHOLDERS TO SUBMIT PROPOSALS AS CLOSE TO THE MEETING DATE AS REASONABLY POSSIBLE AND WITHIN THE BROADEST WINDOW POSSIBLE.
AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. VOTE FOR PROPOSALS TO LOWER SUPERMAJORITY VOTE REQUIREMENTS.

5.   MERGERS AND CORPORATE RESTRUCTURINGS
APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES
VOTE CASE-BY-CASE ON ASSET PURCHASE PROPOSALS, CONSIDERING THE FOLLOWING
FACTORS:
-    Purchase price
-    Fairness opinion
-    Financial and strategic benefits
-    How the deal was negotiated
-    Conflicts of interest
-    Other alternatives for the business
-    Noncompletion risk.

ASSET SALES
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
-    Impact on the balance sheet/working capital
-    Potential elimination of diseconomies
-    Anticipated financial and operating benefits
-    Anticipated use of funds
-    Value received for the asset
-    Fairness opinion
-    How the deal was negotiated
-    Conflicts of interest.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.
In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

-    Dilution to existing shareholders' position
-    Terms of the offer
-    Financial issues
-    Management's efforts to pursue other alternatives
-    Control issues
-    Conflicts of interest.

VOTE FOR THE DEBT RESTRUCTURING IF IT IS EXPECTED THAT THE COMPANY WILL FILE FOR BANKRUPTCY IF THE TRANSACTION IS NOT APPROVED.
FORMATION OF HOLDING COMPANY
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
-    The reasons for the change
-    Any financial or tax benefits
-    Regulatory benefits
-    Increases in capital structure
-    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
- Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
-    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOs AND MINORITY SQUEEZEOUTS)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION VOTES ON MERGERS AND ACQUISITIONS SHOULD BE CONSIDERED ON A CASE-BY-CASE BASIS, DETERMINING WHETHER THE TRANSACTION ENHANCES SHAREHOLDER VALUE BY GIVING CONSIDERATION TO THE FOLLOWING:
-    PROSPECTS OF THE COMBINED COMPANY, ANTICIPATED FINANCIAL AND OPERATING
BENEFITS
-    OFFER PRICE
-    FAIRNESS OPINION
-    HOW THE DEAL WAS NEGOTIATED
-    CHANGES IN CORPORATE GOVERNANCE
-    CHANGE IN THE CAPITAL STRUCTURE
-    CONFLICTS OF INTEREST.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
-    Tax and regulatory advantages
-    Planned use of the sale proceeds
-    Valuation of spinoff
-    Fairness opinion
-    Benefits to the parent company
-    Conflicts of interest
-    Managerial incentives
-    Corporate governance changes
-    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.   STATE OF INCORPORATION
CONTROL SHARE ACQUISITION PROVISIONS
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.
CONTROL SHARE CASHOUT PROVISIONS
VOTE FOR PROPOSALS TO OPT OUT OF CONTROL SHARE CASHOUT STATUTES.

DISGORGEMENT PROVISIONS
VOTE FOR PROPOSALS TO OPT OUT OF STATE DISGORGEMENT PROVISIONS.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS
VOTE FOR PROPOSALS TO OPT OUT OF STATE FREEZEOUT PROVISIONS.

GREENMAIL
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
VOTE AGAINST PROPOSALS THAT ASK THE BOARD TO CONSIDER NONSHAREHOLDER CONSTITUENCIES OR OTHER NONFINANCIAL EFFECTS WHEN EVALUATING A MERGER OR BUSINESS COMBINATION.

STATE ANTITAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.   CAPITAL STRUCTURE
ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
- It is intended for financing purposes with minimal or no dilution to current shareholders
- It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN
VOTE AGAINST PROPOSALS THAT INCREASE AUTHORIZED COMMON STOCK FOR THE EXPLICIT PURPOSE OF IMPLEMENTING A SHAREHOLDER RIGHTS PLAN (POISON PILL).

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS
VOTE FOR MANAGEMENT PROPOSALS TO INSTITUTE OPEN-MARKET SHARE REPURCHASE PLANS IN WHICH ALL SHAREHOLDERS MAY PARTICIPATE ON EQUAL TERMS.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
VOTE FOR MANAGEMENT PROPOSALS TO INCREASE THE COMMON SHARE AUTHORIZATION FOR A STOCK SPLIT OR SHARE DIVIDEND, PROVIDED THAT THE INCREASE IN AUTHORIZED SHARES WOULD NOT RESULT IN AN EXCESSIVE NUMBER OF SHARES AVAILABLE FOR ISSUANCE AS DETERMINED USING A MODEL DEVELOPED BY ISS.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.   EXECUTIVE AND DIRECTOR COMPENSATION
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:
- Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
-    Cash compensation, and
-    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION
VOTES ON COMPENSATION PLANS FOR DIRECTORS ARE DETERMINED ON A CASE-BY-CASE BASIS, USING A PROPRIETARY, QUANTITATIVE MODEL DEVELOPED BY ISS.

STOCK PLANS IN LIEU OF CASH
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for nonemployee directors.
VOTE FOR SHAREHOLDER PROPOSALS TO ELIMINATE RETIREMENT PLANS FOR NONEMPLOYEE DIRECTORS.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

VOTES ON MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS ARE EVALUATED ON A CASE-BY-CASE BASIS GIVING CONSIDERATION TO THE FOLLOWING:
-    Historic trading patterns
-    Rationale for the repricing
-    Value-for-value exchange
-    Option vesting
-    Term of the option
-    Exercise price
-    Participation.

EMPLOYEE STOCK PURCHASE PLANS
VOTES ON EMPLOYEE STOCK PURCHASE PLANS SHOULD BE DETERMINED ON A CASE-BY-CASE BASIS.
Vote FOR employee stock purchase plans where all of the following apply:
-    Purchase price is at least 85 percent of fair market value
-    Offering period is 27 months or less, and
-    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:
-    Purchase price is less than 85 percent of fair market value, or
-    Offering period is greater than 27 months, or
-    VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
VOTE FOR PROPOSALS THAT SIMPLY AMEND SHAREHOLDER-APPROVED COMPENSATION PLANS TO INCLUDE ADMINISTRATIVE FEATURES OR PLACE A CAP ON THE ANNUAL GRANTS ANY ONE PARTICIPANT MAY RECEIVE TO COMPLY WITH THE PROVISIONS OF SECTION 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)
VOTE FOR PROPOSALS TO IMPLEMENT AN ESOP OR INCREASE AUTHORIZED SHARES FOR EXISTING ESOPs, UNLESS THE NUMBER OF SHARES ALLOCATED TO THE ESOP IS EXCESSIVE (MORE THAN FIVE PERCENT OF OUTSTANDING SHARES.)

401(k) EMPLOYEE BENEFIT PLANS
VOTE FOR PROPOSALS TO IMPLEMENT A 401(k) SAVINGS PLAN FOR EMPLOYEES.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
VOTE AGAINST SHAREHOLDER PROPOSALS SEEKING TO SET ABSOLUTE LEVELS ON COMPENSATION OR OTHERWISE DICTATE THE AMOUNT OR FORM OF COMPENSATION.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS
Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:
-    Whether the proposal mandates that all awards be performance-based
- Whether the proposal extends beyond executive awards to those of lower-ranking employees
- Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES
Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
- The parachute should be less attractive than an ongoing employment opportunity with the firm
-    The triggering mechanism should be beyond the control of management
- The amount should not exceed three times base salary plus guaranteed benefits

9.   SOCIAL AND ENVIRONMENTAL ISSUES
CONSUMER ISSUES AND PUBLIC SAFETY
ANIMAL RIGHTS
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
- The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
- The availability and feasibility of alternatives to animal testing to ensure product safety, and
-    The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
- The company has already published a set of animal welfare standards and monitors compliance
- The company's standards are comparable to or better than those of peer firms, and
- There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING
VOTE CASE-BY-CASE ON PROPOSALS ASKING THE COMPANY TO IMPLEMENT PRICE RESTRAINTS ON PHARMACEUTICAL PRODUCTS, TAKING INTO ACCOUNT:
-    Whether the proposal focuses on a specific drug and region
- Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
- The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
-    Whether the company already limits price increases of its products
- Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
-    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS
VOTE CASE-BY-CASE ON PROPOSALS TO LABEL GENETICALLY MODIFIED (GMO) INGREDIENTS VOLUNTARILY IN THE COMPANY'S PRODUCTS, OR ALTERNATIVELY TO PROVIDE INTERIM LABELING AND EVENTUALLY ELIMINATE GMOs, TAKING INTO ACCOUNT:
-    The costs and feasibility of labeling and/or phasing out
- The nature of the company's business and the proportion of it affected by the proposal
- The proportion of company sales in markets requiring labeling or GMO-free products
-    The extent that peer companies label or have eliminated GMOs
- Competitive benefits, such as expected increases in consumer demand for the company's products
- The risks of misleading consumers without federally mandated, standardized labeling

-    Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.
Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.
VOTE CASE-BY-CASE ON REPORTS OUTLINING THE STEPS NECESSARY TO ELIMINATE GMOs FROM THE COMPANY'S PRODUCTS, TAKING INTO ACCOUNT:
- The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
-    The extent that peer companies have eliminated GMOs
- The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
- Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
- The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
- Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
- Whether the company has adequately disclosed the financial risks of its subprime business
- Whether the company has been subject to violations of lending laws or serious lending controversies
-    Peer companies' policies to prevent abusive lending practices.

TOBACCO
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
-    Whether the company complies with all local ordinances and regulations
- The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
-    The risk of any health-related liabilities.

Advertising to youth:
- Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
-    Whether the company has gone as far as peers in restricting advertising
- Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
-    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:
-    The percentage of the company's business affected
- The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

-    The percentage of the company's business affected
-    The feasibility of a spinoff
-    Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY
ARCTIC NATIONAL WILDLIFE REFUGE
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
-    Whether there are publicly available environmental impact reports;
- Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
-    The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
- The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
- The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
- Environmentally conscious practices of peer companies, including endorsement of CERES
-    Costs of membership and implementation.

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
-    The company's level of disclosure lags that of its competitors, or
- The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
-    The nature of the company's business and the percentage affected
-    The extent that peer companies are recycling
-    The timetable prescribed by the proposal
-    The costs and methods of implementation
- Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
-    The nature of the company's business and the percentage affected
- The extent that peer companies are switching from fossil fuels to cleaner sources
-    The timetable and specific action prescribed by the proposal
-    The costs of implementation

-    The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES
LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
-    The relevance of the issue to be linked to pay
- The degree that social performance is already included in the company's pay structure and disclosed
-    The degree that social performance is used by peer companies in setting pay
- Violations or complaints filed against the company relating to the particular social performance measure
- Artificial limits sought by the proposal, such as freezing or capping executive pay
-    Independence of the compensation committee
-    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
- The company is in compliance with laws governing corporate political activities, and
- The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.
Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
VOTE AGAINST PROPOSALS ASKING FOR A LIST OF COMPANY EXECUTIVES, DIRECTORS, CONSULTANTS, LEGAL COUNSELS, LOBBYISTS, OR INVESTMENT BANKERS THAT HAVE PRIOR GOVERNMENT SERVICE AND WHETHER SUCH SERVICE HAD A BEARING ON THE BUSINESS OF THE COMPANY. SUCH A LIST WOULD BE BURDENSOME TO PREPARE WITHOUT PROVIDING ANY MEANINGFUL INFORMATION TO SHAREHOLDERS.

LABOR STANDARDS AND HUMAN RIGHTS
CHINA PRINCIPLES
Vote AGAINST proposals to implement the China Principles unless:
- There are serious controversies surrounding the company's China operations, and
- The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
-    The nature and amount of company business in that country
-    The company's workplace code of conduct
-    Proprietary and confidential information involved
-    Company compliance with U.S. regulations on investing in the country
-    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS
VOTE CASE-BY-CASE ON PROPOSALS TO IMPLEMENT CERTAIN HUMAN RIGHTS STANDARDS AT COMPANY FACILITIES OR THOSE OF ITS SUPPLIERS AND TO COMMIT TO OUTSIDE, INDEPENDENT MONITORING. IN EVALUATING THESE PROPOSALS, THE FOLLOWING SHOULD BE
CONSIDERED:
- The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
-    Agreements with foreign suppliers to meet certain workplace standards
-    Whether company and vendor facilities are monitored and how
-    Company participation in fair labor organizations
-    Type of business
-    Proportion of business conducted overseas
-    Countries of operation with known human rights abuses
- Whether the company has been recently involved in significant labor and human rights controversies or violations
-    Peer company standards and practices
-    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
- The company does not operate in countries with significant human rights violations
-    The company has no recent human rights controversies or violations, or
- The company already publicly discloses information on its vendor standards compliance.

MacBRIDE PRINCIPLES
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
-    Company compliance with or violations of the Fair Employment Act of 1989
- Company antidiscrimination policies that already exceed the legal requirements
-    The cost and feasibility of adopting all nine principles
- The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
-    The potential for charges of reverse discrimination
- The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
-    The level of the company's investment in Northern Ireland
-    The number of company employees in Northern Ireland
-    The degree that industry peers have adopted the MacBride Principles
- Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS
FOREIGN MILITARY SALES/OFFSETS
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
-    Whether the company has in the past manufactured landmine components
-    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
-    What weapons classifications the proponent views as cluster bombs
- Whether the company currently or in the past has manufactured cluster bombs or their components
-    The percentage of revenue derived from cluster bomb manufacture
-    Whether the company's peers have renounced future production

NUCLEAR WEAPONS
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
-    The information is already publicly available or
-    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY
BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:
- The board composition is reasonably inclusive in relation to companies of similar size and business or
- The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
-    The degree of board diversity
-    Comparison with peer companies
-    Established process for improving board diversity
-    Existence of independent nominating committee
-    Use of outside search firm
-    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
-    The company has well-documented equal opportunity programs
- The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
-    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
GENERALLY VOTE FOR REPORTS OUTLINING THE COMPANY'S PROGRESS TOWARDS THE GLASS
       CEILING COMMISSION'S BUSINESS RECOMMENDATIONS, UNLESS:
-    The composition of senior management and the board is fairly inclusive
- The company has well-documented programs addressing diversity initiatives and leadership development
- The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
- The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION
Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:
- Whether the company's EEO policy is already in compliance with federal, state and local laws
- Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
-    The industry norm for including sexual orientation in EEO statements
- Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.  MUTUAL FUND PROXIES
ELECTION OF DIRECTORS
Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:
-    Board structure
-    Director independence and qualifications
-    Attendance at board and committee meetings.

Votes should be withheld from directors who:
- Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
- Ignore a shareholder proposal that is approved by a majority of shares outstanding
- Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
-    Are interested directors and sit on the audit or nominating committee, or
- Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
-    Past performance as a closed-end fund
-    Market in which the fund invests
-    Measures taken by the board to address the discount
-    Past shareholder activism, board activity
-    Votes on related proposals.

PROXY CONTESTS
VOTES ON PROXY CONTESTS SHOULD BE DETERMINED ON A CASE-BY-CASE BASIS, CONSIDERING THE FOLLOWING FACTORS:
-    Past performance relative to its peers
-    Market in which fund invests
-    Measures taken by the board to address the issues
-    Past shareholder activism, board activity, and votes on related proposals
-    Strategy of the incumbents versus the dissidents
-    Independence of directors
-    Experience and skills of director candidates
-    Governance profile of the company
-    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS
Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
-    Proposed and current fee schedules
-    Fund category/investment objective
-    Performance benchmarks
-    Share price performance compared to peers
-    Resulting fees relative to peers
-    Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
VOTES ON THE AUTHORIZATION FOR OR INCREASE IN PREFERRED SHARES SHOULD BE DETERMINED ON A CASE-BY-CASE BASIS, CONSIDERING THE FOLLOWING FACTORS:
-    STATED SPECIFIC FINANCING PURPOSE
-    POSSIBLE DILUTION FOR COMMON SHARES
-    WHETHER THE SHARES CAN BE USED FOR ANTITAKEOVER PURPOSES.

1940 ACT POLICIES
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
-    Potential competitiveness
-    Regulatory developments
-    Current and potential returns
-    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION
PROPOSALS TO CHANGE A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION SHOULD BE EVALUATED ON A CASE-BY-CASE BASIS, CONSIDERING THE FOLLOWING FACTORS:
-    THE FUND'S TARGET INVESTMENTS
-    THE REASONS GIVEN BY THE FUND FOR THE CHANGE
-    THE PROJECTED IMPACT OF THE CHANGE ON THE PORTFOLIO.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
-    Political/economic changes in the target market
-    Consolidation in the target market
-    Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION
VOTES ON CHANGES IN A FUND'S SUBCLASSIFICATION SHOULD BE DETERMINED ON A CASE-BY-CASE BASIS, CONSIDERING THE FOLLOWING FACTORS:
-    POTENTIAL COMPETITIVENESS
-    CURRENT AND POTENTIAL RETURNS
-    RISK OF CONCENTRATION
-    CONSOLIDATION IN TARGET INDUSTRY

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
-    Strategies employed to salvage the company
-    The fund's past performance
-    Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
-    The degree of change implied by the proposal
-    The efficiencies that could result
-    The state of incorporation

- Regulatory standards and implications.

Vote AGAINST any of the following changes:
- Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
- Removal of shareholder approval requirement for amendments to the new declaration of trust
- Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
- Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
- Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
- Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:
-    Regulations of both states
-    Required fundamental policies of both states
-    Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL
VOTE AGAINST PROPOSALS AUTHORIZING THE BOARD TO HIRE/TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
-    Fees charged to comparably sized funds with similar objectives
-    The proposed distributor's reputation and past performance
-    The competitiveness of the fund in the industry
-    Terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
-    Resulting fee structure
-    Performance of both funds
-    Continuity of management personnel
-    Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:
-    Performance of the fund's NAV
-    The fund's history of shareholder relations
-    The performance of other funds under the advisor's management.

GLOBAL PROXY VOTING MANUAL POLICIES

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

ISS GENERAL RECOMMENDATION & POLICY

Vote FOR approval of financial statements and director and auditor reports, unless:
   - there are concerns about the accounts presented or audit procedures used; or
   - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

DISCUSSION

Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The director report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

The auditor report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles.

When evaluating a company's financial statements, ISS looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company's performance within its own country and relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, ISS recommends approval of this item.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

ISS GENERAL RECOMMENDATION & POLICY

Vote FOR the appointment or reelection of statutory auditors, unless:
   - there are serious concerns about the statutory reports presented or the audit procedures used;
   - questions exist concerning any of the statutory auditors being appointed; or
   - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

DISCUSSION

The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, Korea, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. ISS recommends supporting the appointment of statutory

                                      B 1-1
auditors unless there are serious concerns about the reports presented or questions about an auditor's qualifications.

ALLOCATION OF INCOME

ISS GENERAL RECOMMENDATION & POLICY

Vote FOR approval of the allocation of income, unless:
   - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
   -    the payout is excessive given the company's financial position.

DISCUSSION

Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, ISS focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.

Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.

Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, ISS supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, ISS recommends opposing the proposal. A vote against the payout is also recommended if a company appears to be maintaining an excessive payout that may affect its long-term health.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

ISS GENERAL RECOMMENDATION & POLICY

Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DISCUSSION

Stock (scrip) dividend alternatives, whereby shareholders are offered the option of receiving their dividend payment in the form of fully paid ordinary shares, are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. ISS opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.

                                      B 1-2

AMENDMENTS TO ARTICLES OF ASSOCIATION

ISS GENERAL RECOMMENDATION & POLICY

Vote amendments to the articles of association on a CASE-BY-CASE basis.

DISCUSSION

Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, ISS carefully scrutinizes any changes to a company's articles.

From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.

When reviewing new or revised articles, ISS classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, ISS is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.

The final criterion on which ISS bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, ISS supports even a bundled resolution that includes negative changes.

CHANGE IN COMPANY FISCAL TERM

ISS GENERAL RECOMMENDATION & POLICY

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

DISCUSSION

Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. ISS opposes this resolution only if the company is changing its year end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. ISS opposes the change in year end in these cases.

                                      B 1-3

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

ISS GENERAL RECOMMENDATION & POLICY

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

DISCUSSION

ISS's recommended level for ownership disclosure is five percent. A level below that does not add substantially to shareholders' interests and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company. Positions of more than five percent are significant, however, and this is the standard that the U.S. SEC uses.

In certain cases, shareholders may want to know of smaller positions-at a troubled company likely to be put in play, for example. ISS examines these companies to determine if these lower thresholds would benefit shareholders.

AMEND QUORUM REQUIREMENTS

ISS GENERAL RECOMMENDATION & POLICY

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

DISCUSSION

Quorum requirements differ widely by market. In the United States, for instance, a quorum of a majority of the outstanding shares is the norm. In many global markets, however, the percentage of shares represented at meetings is not as high as in the United States. Indeed, many companies incorporated in markets outside the United States have difficulty attaining a quorum.

Proposals to amend the quorum requirement are evaluated on a case-by-case basis based on market norms, the company's reasons for the change, and the company's ownership structure. With respect to the latter, companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings. Setting a quorum requirement that is too low, whether in absolute terms or relative to the holdings of a large shareholder, undermines this purpose. A low quorum requirement is of particular concern in markets where resolutions are decided on the basis of either shares present and entitled to vote at a meeting or votes cast at the meeting; in such cases, once a quorum is attained the shares present, regardless of whether they are representative of the entire body of shareholders, will be able to decide the matters under consideration at the meeting.

TRANSACT OTHER BUSINESS

ISS GENERAL RECOMMENDATION & POLICY

                                      B 1-4

Vote AGAINST other business when it appears as a voting item.

DISCUSSION

This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, ISS cannot recommend that shareholders approve this request when asked for a vote. While ISS recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.

DIRECTOR ELECTIONS

ISS GENERAL RECOMMENDATION & POLICY

Vote FOR management nominees in the election of directors, unless:
   - there are clear concerns about the past performance of the company or the board; or
   -    the board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DISCUSSION

ISS considers director elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies' operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.

While ISS supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. ISS opposes protected board seats and preferential treatment of executive directors.

                                      B 1-5

When reviewing director election proposals, ISS examines board composition, company performance, and any negative views or information on either the company or individual directors. ISS determines the number of executive, independent, and affiliated directors on the board, the existence and composition of board committees, and the independence of the chairman. An affiliated director is defined as one who represents a major shareholder; has significant commercial contacts with the company as a legal counsel, auditor, or consultant; has held executive positions within the company in the past; or is related to the founding family, another board member, or a top executive. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.

ISS also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, ISS makes further inquiries to the company regarding the absences. ISS recommends withholding votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While ISS understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. ISS supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.

Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.

For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

DIRECTOR COMPENSATION

ISS GENERAL RECOMMENDATION & POLICY

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCUSSION

Proposals seeking shareholder approval for nonexecutive directors' fees are not controversial in most countries. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies in the same country or industry. In evaluating such proposals, ISS focuses on the fees paid to each nonexecutive or, if such detailed information is not available, on the aggregate amount payable to all of the nonexecutives. Where available, ISS will also take into consideration evidence of past abuses, both by the company and those, if any, characteristic of the market.

Companies in many markets provide their nonexecutives an option to receive all or a portion of their cash fees in the form of company shares. We approve these measures as the exchange is on a `dollar-for-dollar' basis, that is, as long as a director receives shares having a cash value equal to that of the foregone fees, with the share price used

                                      B 1-6
for such calculation being determined on a reasonable date. While there is some dilution associated with such payments, such dilution is minimal, and in any event, increasing directors' share ownership is likely to align the interests of the directors with those of shareholders.

However, we will not support such arrangements if the exchange is not dollar-for-dollar; such exchanges put shareholders at a disadvantage by providing directors the opportunity to receive shares at discount, and the interests of directors who have acquired shares at a discount are likely to be less closely aligned with those of other shareholders. Some companies provide their nonexecutive directors the opportunity to exchange all or a portion of their cash fees for stock options; we would evaluate such grants in accordance with our stock option guidelines.

As is already common in the United States, companies in some global markets have begun to provide their nonexecutives with stock options as a separate element of their remuneration. In such countries, proposals seeking approval for the remuneration of nonexecutive directors cannot be evaluated without detailed information regarding the proposed remuneration, which could include options, and in some cases, discounted options. Remuneration proposals that include option grants must be evaluated in accordance with the guidelines for stock options. Likewise, remuneration proposals that could include option grants-by virtue of their being proposed by a company in a market where option grants to nonemployee directors are common-must also be evaluated in accordance with the guidelines for stock options.

Some countries require shareholder approval for the remuneration of executive as well as nonexecutive directors. Companies in such markets occasionally bundle nonexecutive and executive remuneration proposals into a single resolution. While ISS generally believes that executive compensation is the purview of the board, when proposed executive compensation is gratuitous or otherwise excessive in light of market norms or there is past evidence of abuse, ISS will recommend a vote against such resolutions. In reviewing such proposals, our analysis focuses, among other things, on the amount of the proposed compensation relative to market norms but also relative to the company's financial performance. For example, absent performance criteria and appropriate limits, it would be inappropriate to approve a resolution entitling an executive to a bonus equal to a substantial portion of a company's profits.

Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional nonexecutive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.

DISCHARGE OF BOARD AND MANAGEMENT

ISS GENERAL RECOMMENDATION & POLICY

Vote FOR discharge of the board and management, unless:
   - there are serious questions about actions of the board or management for the year in question; or
   -    legal action is being taken against the board by other shareholders.

DISCUSSION

The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

This is a routine item in many countries. Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and

                                      B 1-7
is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders' plans to take legal action.

If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders' interests, may also constitute grounds for voting against discharge.

If shareholders approve discharge of the board and management, they will face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

ISS GENERAL RECOMMENDATION & POLICY

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.

DISCUSSION

The scope of directors' and officers' indemnification and liability provisions varies by market. Within reason, ISS seeks to respect the indemnification and liability protections applicable in each market, but some markets allow companies to provide indemnification and liability protection that we deem excessive. In general, ISS believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. Providing indemnification and liability protection beyond such levels would effectively absolve officers and directors of their duties to shareholders. ISS recognizes that limiting a company's ability to provide liability and indemnification protection may limit its ability to attract and retain qualified directors and executives and that indemnification provisions afford directors and officers protection to take risks and maximize shareholder wealth. However, ISS also believes that providing liability and indemnification protection in excess of that outlined above could unfairly prejudice shareholders in holding officers and directors accountable and that the level of protection allowed under our guidelines represents a reasonable compromise.

When evaluating indemnification and liability provisions in more developed markets that enumerate the duty of loyalty and the duty of care, ISS also takes into account the liability and indemnification provisions contained in ISS's U.S. Proxy Voting Guidelines.

Although ISS supports indemnifying directors and officers, ISS opposes providing these protections to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

BOARD STRUCTURE

                                      B 1-8

ISS GENERAL RECOMMENDATION & POLICY

Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

DISCUSSION

Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

BOARD SIZE

Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

ADOPT CLASSIFIED BOARD

ISS prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise.

While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. ISS supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

INTRODUCTION OF MANDATORY AGE OF RETIREMENT

ISS believes that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience.

ALTERING BOARD SIZE

Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. ISS considers these proposals on a case-by-case basis.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

TWO-TIERED BOARDS

Companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. They are also permitted by company law in France and Spain.

                                      B 1-9

CAPITAL SYSTEMS

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates.

AUTHORIZED CAPITAL SYSTEM

The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. ISS reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights (see pol.19 and pol.21).

CONDITIONAL CAPITAL SYSTEM

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, ISS takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

SHARE ISSUANCE REQUESTS

ISS GENERAL RECOMMENDATION & POLICY

                                     B 1-10

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

GENERAL ISSUANCES

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

ISS believes that the ability to double share capital through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of more than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, ISS routinely approves issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital.

Stock exchange listing rules also play a factor in determining the acceptability of share issuance requests. In some markets, companies may ask for the authority to issue all of their authorized but unissued share capital, yet the country's stock exchange prevents a company from issuing more than ten percent of the company's share capital in any one year without seeking additional shareholder approval. Another example is global companies that are listed on NASDAQ or the New York Stock Exchange (NYSE). Generally speaking, companies listed on NASDAQ and the NYSE must seek shareholder approval for any issuance of shares or of securities convertible into shares in excess of 20 percent of the company's outstanding shares at the time of issuance. If stock exchange listing requirements include adequate safeguards with respect to share issuances, ISS will approve the request unless there are specific concerns with the company.

SPECIFIC ISSUANCES

Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and ISS recommends approval as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.

                                     B 1-11

INCREASES IN AUTHORIZED CAPITAL

ISS GENERAL RECOMMENDATION & POLICY

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
   - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
   - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.

DISCUSSION

Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. ISS believes that approving such requests is reasonable.

An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year, but requiring that at least 30 percent of the new authorization be outstanding also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.

Another important consideration is the status of preemptive rights. Not all countries recognize shareholders' preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.

For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, thus each proposal must be reviewed on its individual merits. However, the same concerns with dilution exist if the outstanding capital is still less than 30 percent of the new authorization after all issuances take place.

ISS recommends that shareholders vote against proposals seeking to increase authorized capital to an unlimited number of shares. ISS does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.

REDUCTION OF CAPITAL

ISS GENERAL RECOMMENDATION & POLICY

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-

                                     B 1-12

CASE basis.

DISCUSSION

Proposals to reduce capital can cover a variety of corporate actions, ranging from routine accounting measures to reductions pertaining to a significant corporate restructuring in the face of bankruptcy. In addition, proposals to reduce capital can vary significantly from market to market as a result of local laws and accounting standards. Some examples of capital reduction proposals found overseas include:

REDUCTION IN STATED CAPITAL

One example of this type of proposal asks shareholders to allow the board to reduce the company's deficit and create a contributed surplus by effecting a reduction in the state capital of the company's common shares. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Should that situation occur, under some corporate law statutes the company would be prohibited from paying dividends on its shares. ISS usually supports such proposals as they are considered to be routine accounting measures. This type of proposal is seen often in Canada.

REDUCTION IN CONNECTION WITH CANCELLATION OF REPURCHASED SHARES

A company may also seek a reduction in capital corresponding to the cancellation of shares repurchased in connection with an earlier buyback authorization. The amount of equity that may be cancelled is usually limited to ten percent by national law. This type of proposal is seen most often in Scandanavia, Japan, Spain, and some Latin America markets and is considered a routine accounting measure.

REDUCTION IN CONNECTION WITH DIVIDEND PAYMENTS

If a board determines growth in income to be insufficient to enable the payment of a dividend, it may propose to lower the par value of the company's shares and pay the difference in par value back to the shareholders, effecting a corresponding reduction in capital. Such reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals, which are most often seen in Switzerland, Spain, and some Latin American markets.

REDUCTION IN CONNECTION WITH REPAYMENT AND CANCELLATION OF DEFERRED SHARES AND PREFERENCE SHARES

Companies may also seek approval for the reduction of share capital pursuant to a repayment and cancellation of deferred shares or preference shares. Deferred shares may be created as bonus shares by a company capitalizing credit from a share premium account pursuant to a reorganization plan, for example, to return excess capital back to shareholders. The company then repurchases the bonus shares in exchange for cash equal to their nominal value and cancels them through a capital reduction. Companies that have preference shares outstanding may also request to cancel and repay these shares which may no longer be required for the carrying out of their financial objectives and may accrue administration costs which have become disproportionate to the benefits of maintaining such shares. Preference shares also carry certain rights that restrict the flexibility of conducting certain corporate actions, in particular share repurchases, which is another reason why companies propose to cancel such shares. In either case, ISS supports such reductions as they simplify capital structure and save on administration costs and remove certain restrictions associated with preference shares. This type of proposal is commonly seen in the United Kingdom.

REDUCTION IN CONNECTION WITH RESTRUCTURING

As noted above, some proposals to reduce capital are made in connection with a significant corporate restructuring. ISS generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation and the future prospects for shareholders.

                                     B 1-13

CAPITAL STRUCTURES

ISS GENERAL RECOMMENDATION & POLICY

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

DISCUSSION

A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management-finding the right mix of equity, long-term debt, and short-term financing-can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital.

These decisions are best left to a company's board and senior management, who should be given the latitude to determine the company's capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder's ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defenses; in response to this situation, company laws establish limits on management's authority to issue new capital and often require shareholder approval for significant changes in management's existing authorizations.

ISS supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.

When companies with dual class capital structures seek shareholder approval for the creation of new shares, ISS opposes the creation of additional supervoting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, ISS reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, ISS recommends approval as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, ISS opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.

If a company submits a proposal, which in effect would narrow the gap between the number of votes attached to each share class but not necessarily eliminate the inequality, ISS may still consider supporting the proposal since it entails an improvement compared to the current situation.

PREFERRED STOCK

ISS GENERAL RECOMMENDATION & POLICY

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the

                                     B 1-14
rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DISCUSSION

Preferred stock is an equity security, but also has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding up of the company. Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions.

In determining the acceptability of proposals relating to preferred stock, ISS examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. ISS prefers that the terms of preferred stock be set out at the time of the issuance or authorization request. Also important is the company's justification for issuing or authorizing preferred stock. Whether or not the preferred shares carry voting rights is also considered, especially if the preferred stock will feature superior voting rights to the common shares. While ISS believes that preferred shares are a valid form of financing, we also believe that the creation or issuance of preference shares should be limited to 50 percent of a company's share capital. ISS will also oppose cases where there has been evidence of management abuse of a past issuance authority.

VOTING PREFERRED STOCK

In some markets, preferred stock carries voting rights. Such preference shares may carry voting rights equal to the voting rights of the common shares or may carry multiple voting rights. In such cases, ISS's guidelines on capital structure are applied. ISS supports a one share, one vote policy and opposes measures that seek to establish dual-class capital structures. However, if a company already has a preference share authorization with different voting rights than the common shares, ISS will approve additional issuances of the preference shares, as long as issuances of these preferred shares are limited and do not adversely affect the rights of common shareholders.

CONVERTIBLE PREFERRED STOCK

Companies may also seek approval for the creation or issuance of preferred stock that is convertible into common stock. If the shares are convertible into common shares, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result for common shareholders as a result of the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholder's best interests.

BLANK CHECK PREFERRED STOCK

Companies may also seek shareholder approval for blank check preferred stock, which refers to blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense.

ISS supports blank check preferred stock proposals as long as the proposal states that the shares will not be issued as a takeover defense. ISS also considers, on a case-by-case basis, proposals to increase authorizations of blank

                                     B 1-15
check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

DEBT ISSUANCE REQUESTS

ISS GENERAL RECOMMENDATION & POLICY

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

DISCUSSION

Debt issuance is a popular financing strategy in world markets. Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs, although bonds are also often issued without preemptive rights. The issuance of unsecured debt can often include warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security. Debt instruments are often issued with the right to convert into equity securities. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. In addition, many companies issue debt denominated in currencies other than that of their home market.

When evaluating a debt issuance request, ISS determines the type of debt instrument being issued, the characteristics of the instrument (including whether or not it is convertible into common stock), the intended recipient of the issuance, and the company's justification for the issuance.

In the case of convertible debt, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result from the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholders' best interests.

In the case of nonconvertible debt, ISS takes into account the size and purpose of the increase, and the board's use of past authorizations including examining whether there has been a history of abuse of the authorities. ISS looks at the company's current financial situation, specifically examining its current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. ISS also considers other factors such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. Although all of these considerations are factored into ISS's analysis of debt issuance proposals, ISS generally believes that such financing concerns are best decided by management. ISS will, however, issue vote recommendations against such proposals in cases where there has been evidence of management abuse of an authority, where the proposal is not in line with market practices, or extreme cases where shareholders' rights could be negatively affected.

                                     B 1-16

Companies may also seek shareholder approval to restructure existing debt arrangements. ISS generally supports restructuring proposals, particularly if the company is in danger of default. However, ISS will oppose restructuring proposals in which common shareholders are being treated unfairly.

PLEDGING OF ASSETS FOR DEBT

ISS GENERAL RECOMMENDATION & POLICY

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

DISCUSSION

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance and the company's overall debt level. If both of these factors are acceptable, ISS recommends supporting these requests.

INCREASE IN BORROWING POWERS

ISS GENERAL RECOMMENDATION & POLICY

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

DISCUSSION

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS believes that a company's financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. ISS's analysis of borrowing power increase requests take into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, ISS recommends opposing the request.

SHARE REPURCHASE PLANS

ISS GENERAL RECOMMENDATION & POLICY

Vote FOR share repurchase plans, unless:
   -    clear evidence of past abuse of the authority is available; or
   -    the plan contains no safeguards against selective buybacks.

                                     B 1-17

DISCUSSION

Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

ISS looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

REISSUANCE OF SHARES REPURCHASED

ISS GENERAL RECOMMENDATION & POLICY

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

DISCUSSION

ISS generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, ISS takes into account the country's legal framework for such reissuances and the company's history of reissuing shares under the authority.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE

ISS GENERAL RECOMMENDATION & POLICY

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

DISCUSSION

Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves-transferring them into the share capital account-usually requires shareholder approval. These issuances essentially function as dividends.

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on

                                     B 1-18
shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

REORGANIZATIONS/RESTRUCTURINGS

ISS GENERAL RECOMMENDATION & POLICY

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

DISCUSSION

Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. ISS usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

In the case of routine reorganizations of assets or subsidiaries within a group, ISS's primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.

In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, ISS first determines the company's degree of distress by determining whether or not the company still has a positive net asset value-that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.

In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. ISS seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

MERGERS AND ACQUISITIONS

ISS GENERAL RECOMMENDATION & POLICY

Vote FOR mergers and acquisitions, unless:
   - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
   - the company's structure following the acquisition or merger does not reflect good corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
ABSTAIN if there is insufficient information available to make an informed voting decision.

                                     B 1-19

DISCUSSION

When evaluating the merits of a proposed acquisition, merger, or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Although ISS examines these proposals primarily from a corporate governance perspective, a variety of other factors are considered, including the financial terms of the transaction and the strategic rationale for the proposal.

In the case of an acquisition, ISS examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. ISS also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available. ISS also considers the control premium in the transaction. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. For publicly traded entities or assets, ISS looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For nonpublicly traded entities or assets, an independent financial evaluation becomes even more important.

In the case of mergers, ISS examines whether or not the merger makes commercial or strategic sense for the company. ISS also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, relative share ownership, and any takeover defenses of the new company are all important factors for consideration in this evaluation process.

Obviously, levels of disclosure regarding merger and acquisition proposals will vary greatly from market to market. In more developed markets, shareholders are often provided with detailed financial and governance information as well as an independent fairness opinion and in some cases, a formal valuation report. When evaluating proposals in these markets, ISS relies primarily on the documents and information provided by the company and its advisors. However, in many emerging markets, detailed information regarding mergers and acquisitions can be scarce. In these markets, ISS must rely more heavily on secondary sources, including local shareholder associations, market reaction to the proposed transaction, and news reports.

If the details of a given proposal are unclear or not available and a fairness opinion (in markets where they are regularly provided) is also not available, ISS recommends either abstaining on or voting against the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, ISS recommends voting against it.

MANDATORY TAKEOVER BID WAIVERS

ISS GENERAL RECOMMENDATION & POLICY

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

DISCUSSION

Many countries impose a bid threshold that forces any shareholder whose stake exceeds the limit to tender a public bid to all the other owners to purchase the remaining shares. The thresholds are imposed either by national law, stock exchange rules, or a company's articles of association. This mandatory takeover bid rule prohibits a shareholder from owning a large stake in the company and having a dominating voice in the decision making without being required to purchase the remainder of the shares. Without such a requirement, the other

                                     B 1-20
shareholders, although potentially holding a substantial percentage of the company's shares, would be left with relatively little say in decisions. Mandatory bid requirements also seek to prevent `creeping acquisitions' and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts to the large shareholder.

ISS opposes proposals to exempt a large shareholder from the obligation to bid. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners.

ISS does make an exception to the mandatory takeover bid rule when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom and Ireland, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, ISS will support such a waiver, namely, if the share repurchase would not push the large shareholder's stake in the company above 50 percent.

REINCORPORATION PROPOSALS

ISS GENERAL RECOMMENDATION & POLICY

Vote reincorporation proposals on a CASE-BY-CASE basis.

DISCUSSION

Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes.

When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.

ISS believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, ISS recommends voting against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

                                     B 1-21

EXPANSION OF BUSINESS ACTIVITIES

ISS GENERAL RECOMMENDATION & POLICY

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

DISCUSSION

Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

Expanding business lines is a decision usually best left to management, but there are some instances where ISS withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, ISS would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, ISS recommends that shareholders vote against the proposal.

RELATED-PARTY TRANSACTIONS

ISS GENERAL RECOMMENDATION & POLICY

Vote related-party transactions on a CASE-BY-CASE basis.

DISCUSSION

Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

In most cases, both the rationale and terms of such transactions are reasonable. ISS looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms, ISS recommends that shareholders support the proposal.

COMPENSATION PLANS

ISS GENERAL RECOMMENDATION & POLICY

Vote compensation plans on a CASE-BY-CASE basis.

                                     B 1-22

DISCUSSION

Disclosure on compensation in most countries is not as extensive as U.S. disclosure. However, compensation plans are becoming more common on meeting agendas of foreign companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, ISS supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders.

For many years, ISS has employed a complex methodology for evaluating compensation proposals in the United States, but this has only been possible because of the extensive disclosure provided in U.S. proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication. Compensation is not a topical issue in most non-U.S. markets, therefore the degree of information available to evaluate such proposals is usually limited to basic details. For this reason, ISS uses a simpler methodology for evaluating most non-U.S. compensation proposals, but with the same goal of maximizing shareholder value.

Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term.

ISS reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans. With the exception of the United Kingdom, where ISS uses a compensation valuation model to evaluate the cost of stock-based compensation plans, ISS analyzes plans in all other global markets by calculating the dilution under a company's share plans and by analyzing plan features.

STOCK OPTION PLANS

Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold).

When evaluating stock option plans, ISS's first hurdle is obtaining information regarding the key terms of the plan. Ideally, we would like to see the full text of the plan, or a summary of the plan's key terms, with information on the plan's dilution, exercise price/presence of discounts, administration and participation, types of awards used, vesting provisions, and performance criteria. However, in many markets, especially where companies are only beginning to introduce stock-based compensation, information on key plan terms can be quite limited. ISS generally supports efforts to more closely align executive pay with shareholder interests, and generally encourages companies to improve their compensation disclosure practices. However, until disclosure standards improve in these markets, ISS believes that it would be counterproductive to oppose all plans in a given country on this basis. Still, some basic parameters are necessary in order for ISS to consider supporting a compensation plan. At a minimum, ISS requires information on the maximum potential dilution of a plan and information concerning the exercise price. If a plan meets our guidelines on these two points, ISS will support the plan. For markets where certain plan information is regularly disclosed, and a company has failed to provide this information to shareholders, ISS will vote against the plan on the basis of substandard disclosure.

Among the criteria that ISS examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

SHARES RESERVED FOR ISSUANCE OF OPTIONS UNDER THE PLAN

The maximum number of shares ISS approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as

                                     B 1-23
growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans. However, ISS will support plans at mature companies with dilution levels of up to ten percent if the plan includes other positive features, such as challenging performance criteria or premium-priced options. These features partially offset dilution concerns, as their inclusion reduces the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.

For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five percent or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. ISS prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years. Revolving limits of ten percent in ten years should also include 'flow-rate' restrictions that further limit the plan's dilution, such as a cap of 'three percent in three years,' '2.5 percent in five years,' or 'one percent in one year.'

EXERCISE PRICE

ISS prefers that options be priced at not less than 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

DISCOUNTED OPTIONS, RESTRICTED STOCK, AND STOCK GRANTS

Many countries allow for options to be granted at a discount to market prices. ISS evaluates restricted stock, which is essentially a deeply discounted option often with mandatory vesting provisions, in the same manner as a discounted option. Restricted stock, which is generally offered at a 100-percent discount and vests in three to five years, is most often seen in the United States, but it is becoming increasingly popular in other jurisdictions. Stock grants are another type of discounted award in which company shares may be granted outright to recipients with no payment required for the receipt of shares. In the absence of performance criteria (see below), ISS opposes grants of discounted options, including restricted stock. Absent performance criteria or vesting provisions, holders of discounted options or restricted stock have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains, thereby reducing or eliminating the incentive value of such awards. ISS generally opposes stock grants as their incentive value is dubious.

In very rare cases, ISS may consider supporting a plan that includes discounted options, including restricted stock, if the company has attached challenging performance criteria to the options, including price hurdles. Performance-based vesting provisions require tangible improvements in the company's financial performance or share price before the discounted options or restricted shares can be exercised. Performance criteria are evaluated by reference to both the company's country of incorporation and industry. Recipients of discounted options and restricted shares are required to tender less consideration, if any, to exercise their awards than recipients of market-priced options are required to tender; as a result, the former type of awards are more costly to shareholders from an economic perspective. However, the higher performance threshold imposed by suitably challenging performance criteria may mitigate the higher economic costs.

In general, ISS does not believe that vesting provisions, however stringent, sufficiently mitigate the excessive cost of discounted awards, but with respect to the use of restricted stock in U.S.-style stock option plans seen in global markets, ISS recognizes that restricted stock is a common feature of these plans, that often these awards represent only a small portion (usually significantly below one percent) of a company's outstanding share capital, and that performance criteria are not common in U.S.-style plans. As a result, ISS believes that it would be counterproductive to oppose all such plans solely on the inclusion of restricted stock. However, ISS would only approve of plans that set out strict limits on such grants, include stringent vesting provisions, and that meet our guidelines in all other aspects.

                                     B 1-24

PLAN ADMINISTRATION

ISS opposes allowing the administering committee to grant options to itself due to the potential for abuse and conflicts of interest. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow nonexecutive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, ISS approves of separate nonexecutive director option plans with independent administration if the number of shares reserved for such plans is limited. Shares reserved for director plans, when combined with shares reserved for all of the company's stock option plans should not exceed ISS's aggregate dilution limits. In addition, shares reserved over the life of such a plan should not exceed one percent of a company's outstanding share capital for mature companies and 1.6 percent for growth-oriented companies for a five-year plan. Shares reserved for nonexecutive director option grants in any one year should not exceed 0.2 percent for mature companies and 0.3 percent for growth companies.

ELIGIBILITY AND PARTICIPATION

ISS prefers separate plans for employees, directors, and nonexecutive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

PERFORMANCE CRITERIA AND VESTING PROVISIONS

Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria may compensate for minor shortcomings in a plan. If a plan falls just beyond one of the above guidelines but has both performance criteria and vesting provisions, support may be justified. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. We favor the inclusion of performance targets and graduated vesting schedules because awards that are contingent upon sustained and measurable improvements are more likely to fulfill their purpose of truly providing incentive. However, if a plan meets all other aspects of ISS's guidelines, these two criteria are not mandatory, unless the inclusion of such provisions are standard in the company's country of incorporation and a company has failed to include them.

OTHER FEATURES SPECIFIC TO OPTION PLANS

ISSUE TERMS

Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

OPTION REPRICING

Some plans include specific provisions allowing for the repricing of options at the board's discretion. ISS opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

FINANCIAL ASSISTANCE

Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in ISS's analysis of the plan.

                                     B 1-25

PLANS FOR INTERNATIONAL EMPLOYEES

Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. ISS applies the same criteria to these plans as to country-specific plans.

STOCK APPRECIATION RIGHTS

Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between a SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. ISS reviews SARs in the context of the option plan under which they are issued.

PHANTOM STOCK OPTION PLANS

Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While ISS prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

SUPEROPTIONS

Superoptions exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. superoptions, for example, exceed the Association of British Insurers' recommended limit that options represent no more than four times a participant's salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from superoptions has historically been fairly moderate. Superoptions appear most often in advanced markets with developed stock option plans.

DIVIDENDS UNDER OPTION AND DIVIDEND EQUIVALENT PAYMENT PROVISIONS

Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. ISS believes that any economic benefit derived from option plans should occur at the time of exercise.

USING REPURCHASED SHARES IN SHARE COMPENSATION PLANS

In many countries, companies use shares purchased on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise. ISS also recognizes the benefits to existing shareholders when repurchased shares are used to fund option grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, ISS expects some kind of limitation on the number that can be used.

If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, ISS recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan's limit on newly issued shares but would operate as an additional pool of shares, then ISS looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.

INCENTIVE PLANS

Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive

                                     B 1-26
plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria-often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.

Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

EMPLOYEE STOCK PURCHASE PLANS AND SAVINGS-RELATED SHARE OPTION SCHEMES

Employee stock purchase plans and savings-related share option schemes (together, ESPPs) provide employees an opportunity to purchase stock in their company, often at a discount to market prices. Plans may operate via monthly deductions from employees' paychecks, gathered and held for safekeeping by a trust or bank, and used to purchase company stock on behalf of the employee. ESPPs can lead to greater commitment from employees, provide performance incentives, and provide all employees the opportunity to share in the company's growth.

ESPPs differ from stock option plans in that in an ESPP, all eligible participants have the option to participate in the plan and may choose how much they wish to contribute to the plan, whereas in a stock option plan, the administering committee chooses who actually participates in the plan, that is, receives options under the plan. ISS recommends approval for many of these plans because they encourage wide share ownership in the company among employees. When analyzing ESPPs for global companies, ISS considers the following factors:

ELIGIBILITY

This is an important factor when considering ESPPs proposed by global companies. For a plan to qualify as an ESPP, all full-time employees who have been with the company for a reasonable amount of time (some plans also allow for participation by part-time employees) must be eligible to participate in the plan, and more important, eligible participants must have the ability to determine whether they will participate and to what extent they will participate, subject to certain limits, as discussed below.

DILUTION

Many markets, such as the United States, Canada, Ireland, and certain tax haven markets, differentiate between shares reserved for ESPPs and shares reserved for stock option plans. In these markets it is our practice to have separate dilution limits (a) for shares reserved for ESPPs, and (b) shares reserved for stock option plans. Other markets, notably the United Kingdom, do not reserve separate pools of shares for ESPPs and option plans, therefore we cannot make such distinctions.

For those markets that reserve a separate pool of shares for ESPPs, ISS policy is to exclude such shares from our dilution calculations for stock option plans. However, ISS policy provides that no more than five percent of a company's shares may be reserved for ESPPs at any given time, with such five percent being over and above the company's limit (either five or ten percent) reserved for option plans. Accordingly, a company could have up to ten percent of its shares reserved for option plans and five percent of its shares reserved for ESPPs at any given time. Alternatively, ISS would consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans.

For those markets that reserve a common pool of shares for ESPPs and stock option plans, ISS policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.

                                     B 1-27

OFFERING PERIOD AND OFFERING PRICE

The offering period, also known as the purchase period, is the time period over which a participant's contributions are accumulated for the purchase of shares under the plan. The offering price is the company's share price taken on a specific date, less the applicable discount, at which a participant's accumulated payroll deductions are used to purchase shares. Both the offering period and the offering price are country- and plan-specific. For example, ESPPs that are intended to comply with Section 423 of the U.S. Internal Revenue Code (Section 423 Plans) and therefore qualify for favorable tax treatment may not have an offering period in excess of 27 months. Section 423 Plans, however, almost always provide for an 'either/or' offering price, which provides participants the right to purchase shares at the lesser of the fair market value of that company's shares, less the applicable discount, as of either the first or last day of the offering period. In contrast, plans in the United Kingdom and Ireland generally have a three-, five-, or even seven-year offering period, and the offering price is the fair market value on the date an employee commences participation in the plan.

ISS's assessment of a plan takes into account the length of the offering period and the date on which the offering price is determined. If the plan has an `either/or' feature, a shorter offering period is in the interests of shareholders because such provisions reduce the market risk associated with the plan. The maximum offering period for plans with such a feature is 27 months. In contrast, if the offering price is based on the price of the company's shares on the date plan participation commences, then a longer offering period is generally in the interests of shareholders, as it should more effectively focus the efforts of plan participants on increasing shareholder value. In these cases, the minimum offering period is three years.

DISCOUNTS

These are generally country-specific, e.g. the maximum discount under a Section 423 Plan is 15 percent. In the United Kingdom the maximum discount is 20 percent, and in Ireland it is 25 percent. The amount of the discount is often obscured because some plans do not provide for a discount per se, but rather provide that participants will receive matching shares. This practice is common in Canada. For instance, a plan may stipulate that for every two shares a participant purchases under a plan, the company will provide one `matching share' to the participant; in effect the participant receives three shares for the price of two, which is mathematically equivalent to a 33-percent discount. If a plan employs matching shares, the analyst must simply calculate the imputed discount using the maximum match.

In reviewing discounts, ISS takes into consideration the offering period and offering price. Because plans with `either/or' provisions reduce the market risk associated with plan purchases, we believe the maximum discount available under such plans should be 15 percent. However, ISS guidelines allow for greater discounts, up to 25 percent, for plans in which the offering price is based on the company's share price on the date participation commences.

LIMITS ON THE NUMBER OR VALUE OF SHARES PURCHASEABLE (PARTICIPATION LIMITS)

ESPPs must specify a limit on the number or value of shares each participant is eligible to purchase, for Section 423 Plans it is US$25,000 per year, in the United Kingdom and Ireland it is GBP 3,000 and IRP 3,000, respectively. Because the shares are discounted, there must be some limit on the ability of eligible employees to participate to prevent excessive dilution. This also limits the ability of executives to buy, via the plan, large amounts of discounted shares. Ideally, there should be a plan feature prohibiting employees who are large shareholders (five percent in Section 423 Plans) from participating.

LOAN TERMS

Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessarily warrant a recommendation against a share purchase plan, but they are taken into consideration in ISS's analysis of the plan.

                                     B 1-28

GRANTS OUTSIDE OF PLANS

Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. ISS prefers that companies make such grants in the context of an established plan.

ISS's primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

ANTITAKEOVER MECHANISMS

ISS GENERAL RECOMMENDATION & POLICY

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

DISCUSSION

Common antitakeover mechanisms include staggered boards, supervoting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. ISS opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

RENEW PARTIAL TAKEOVER PROVISION (AUSTRALIA)

Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. ISS approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. ISS supports the adoption of this proposal in almost all cases.

GOLDEN SHARES

Recently privatized companies around the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, ISS recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

POISON PILLS (CANADA)

Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to

                                     B 1-29
negotiate for a better offer, at which point it will redeem the pill. Some pills have operated this way and have resulted in better terms for target companies.

Nonetheless, ISS guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, ISS also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations.

Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a five-year sunset provision or a ten-year sunset provision with a requirement that shareholders confirm the continuation of the plan in five years. ISS guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 60 or 90 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.

ISS determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large, semi-controlling shareholder and precludes partial bids that may be in shareholders' interests.

Despite the inclusion of sunset provisions and permitted bid clauses, the balance of power in Canadian pills generally favors the board over shareholders. Under the terms of most pills, the board has either the right or discretion to do the following:

   -    redeem or trigger the pill;
   - amend the pill if shareholder approval is obtained prior to the separation date;
   -    amend the exercise price of the rights;
   -    alter the separation date;
   - decide which parties are acting in concert to determine the level of beneficial ownership that could be used to trigger the pill; and
   - waive the pill's triggering with respect to one bidder and not others, allowing the board to favor one bid over another.

This does not mean that all pills are detrimental. Companies may continue to amend their pills (the permitted bid clause in particular) and may develop a pill that offers shareholders adequate power.

DEPOSITARY RECEIPTS AND PRIORITY SHARES (THE NETHERLANDS)

Depositary receipts are an especially common antitakeover defense among large Dutch companies. Ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights.

Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. ISS recommends voting against the introduction of depositary receipts and priority shares.

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking provisions that are in the best interest of shareholders. However, in many world markets, supermajority vote requirements for special resolutions or EGMs are the norm, either two-thirds or three-fourths of shares voting at the meeting (either in person or by proxy). When reviewing

                                     B 1-30
proposals to introduce supermajority vote requirements, ISS takes into account market norms, the company's reasons for the change, and the company's ownership structure.

SHAREHOLDER PROPOSALS

ISS GENERAL RECOMMENDATION & POLICY

Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

DISCUSSION

ISS reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

CORPORATE GOVERNANCE PROPOSALS

Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, ISS supports the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or canceling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, ISS recommends opposing the proposal.

SOCIAL AND ENVIRONMENTAL PROPOSALS

In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Many social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

                                     B 1-31

                            PART C. OTHER INFORMATION

Item 22. EXHIBITS

           (a) (1)  Trust Instrument.(1)

               (2)  Revised Trust Instrument.(1)

           (b) (1)  By-Laws of Registrant.(1)

               (2)  Revised By-Laws of Registrant.(1)

           (c)      None.

           (d) (1) Investment Advisory Agreement between Registrant and SSgA Funds Management, Inc. with respect to the U.S. Government Money Market, U.S. Treasury Money Market, and Prime Money Market Funds. (11)

               (2) Form of First Amendment to the Investment Advisory Agreement between Registrant and SSgA Funds Management, Inc. (11)

               (3)  (i)  Investment Advisory Contract between Registrant and
                         Tempest Investment Counselors, Inc. with respect to the Aristata Equity Fund.(2)

                    (ii) Form of Interim Investment Advisory Contract between
                         Registrant and Denver Investment Advisors LLC with respect to the Aristata Equity Fund is filed electronically herewith.

               (4)  (i)  Investment Advisory Contract between Registrant and
                         Tempest Investment Counselors, Inc. with respect to the Aristata Quality Bond Fund.(2)

                    (ii) Form of Interim Investment Advisory Contract between
                         Registrant and Denver Investment Advisors LLC with respect to the Aristata Quality Bond Fund is filed electronically herewith.

               (5)  (i)  Investment Advisory Contract between Registrant and
                         Tempest Investment Counselors, Inc. with respect to the Aristata Colorado Quality Tax-Exempt Fund.(2)

                    (ii) Form of Interim Investment Advisory Contract between
                         Registrant and Denver Investment Advisors LLC with respect to the Aristata Colorado Quality Tax-Exempt Fund is filed electronically herewith.

           (e) (1) Amended and Restated Distribution Agreement between Registrant and ALPS Distributors, Inc.(9)

               (2) Form of Letter Agreement between Registrant and ALPS Distributors, Inc. with respect to the Amended and Restated Distribution Agreement. (11)

               (3) Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer with respect to the Aristata Funds.(10)

               (4) Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer with respect to the U.S. Government Money Market Fund, Class II.(10)

               (5) Form of Bank Agreement between ALPS Distributors, Inc. and Bank with respect to the U.S. Government Money Market Fund, Class II.(10)

               (6) Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer with respect to the Financial Investors Trust Funds.(10)

               (7) Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer with respect to the American Freedom U.S. Government Money Market Fund. (11)

           (f)      None.

           (g) (1) Custodian Contract between Registrant and State Street Bank and Trust Company.(1)

               (2)  Custodian Contract between Registrant and Fifth Third
                    Bank.(1)

           (h) (1) Administration Agreement between ALPS Mutual Funds Services, Inc. and Registrant, on behalf of its U.S. Treasury Money Market, U.S. Government Money Market, and Prime Money Market Funds.(9)

               (2) Administration Agreement between ALPS Mutual Funds Services, Inc. and Registrant, on behalf of its Aristata Equity, Aristata Quality Bond, and Aristata Colorado Quality Tax-Exempt Bond Funds.(9)

               (3) Administration Agreement between ALPS Mutual Funds Services, Inc. and Registrant, on behalf of its American Freedom U.S. Government Money Market Fund. (11)

               (4) Amended and Restated Transfer Agency and Service Agreement between Registrant and ALPS Mutual Funds Services, Inc.(7)

               (5) Form of Letter Agreement between Registrant and ALPS Mutual Funds Services, Inc. with respect to the Amended and Restated Transfer Agency and Service Agreement. (11)

               (6) Amended and Restated Bookkeeping and Pricing Agreement between Registrant and ALPS Mutual Funds Services, Inc.(7)

               (7) Form of Letter Agreement between Registrant and ALPS Mutual Funds Services with respect to the Amended and Restated Bookkeeping and Pricing Agreement. (11)

               (8) Fee Waiver Letter Agreement between Registrant and ALPS Mutual Funds Services, Inc. with respect to the Prime Money Market Fund, Class II. (11)

               (9) Fee Waiver Letter Agreement between Registrant and ALPS Mutual Funds Services, Inc. with respect to the Prime Money Market Fund, Class I, U.S. Treasury Money Market Fund, and U.S. Government Money Market Fund, Classes I and II. (11)

               (10) Fee Waiver Letter Agreement between Registrant and ALPS
                    Mutual Funds Services, Inc. with respect to the American Freedom Money Market Fund, Classes I and II. (11)

               (11) Assumption Agreement by and among the Registrant, ALPS
                    Mutual Funds Services, Inc., and ALPS Distributors, Inc.
                    (11)

               (12) Subscription Agreement.(3)

               (13) Power of Attorney dated June 15, 2004 is filed
                    electronically herewith

               (14) Fee Waiver Letter Agreement between Registrant and ALPS
                    Mutual Funds Services, Inc. with respect to Prime Money Market Fund, Classes I and II, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Classes I and II and American Freedom U.S. Government Money Market Fund, Classes I and II is filed electronically herewith.

               (15) Fee Waiver Letter Agreement between Registrant and SSgA
                    Funds Management, Inc. with respect to Prime Money Market Fund, Classes I and II, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Classes I and II and American Freedom U.S. Government Money Market Fund, Classes I and II is filed electronically herewith.

           (i) Opinion of Davis, Graham & Stubbs LLP, counsel to Registrant is filed electronically herewith.

           (j) Consent of Registered Independent Public Accounting Firm Deloitte & Touche LLP is filed electronically herewith.

           (k)      None

           (l)      None

           (m) (1) Amended Distribution Plan - Prime Money Market Fund Class II.(9)

               (2) Distribution Plan - U.S. Government Money Market Fund, Class II.(9)

               (3) Distribution Plan - American Freedom U.S. Government Money Market Fund, Class I. (11)

               (4) Distribution Plan - American Freedom U.S. Government Money Market Fund, Class II. (11)

           (n)      Rule 18f-3 Plan.(4)

           (p) (1)  Code of Ethics for Financial Investors Trust.(8)

               (2)  Code of Ethics for ALPS Distributors, Inc.(6)

               (3)  Code of Ethics for Tempest Investment Counselors, Inc.(6)

               (4) Code of Ethics for SSgA Funds Management, Inc. is not provided because they are adviser only to Registrant's money market funds.

               (5) Code of Ethics for Denver Investment Advisors LLC is filed electronically herewith.

----------
     (1) Filed with Post-Effective Amendment No. 7 to Registrant's Registration Statement on August 28, 1997.
     (2) Filed with Post-Effective Amendment No. 10 to Registrant's Registration Statement on June 12, 1998
     (3) Filed with Post-Effective Amendment No. 5 to Registrant's Registration Statement on August 28, 1996.
     (4) Filed with Post-Effective Amendment No. 12 to Registrant's Registration Statement on June 29, 1999.
     (5) Filed with Post-Effective Amendment No. 15 to Registrant's Registration Statement on February 14, 2000.
     (6) Filed with Post-Effective Amendment No. 17 to Registrant's Registration Statement on May 8, 2000.

     (7) Filed with Post-Effective Amendment No. 19 to Registrant's Registration Statement on August 25, 2000.
     (8) Filed with Post-Effective Amendment No. 20 to Registrant's Registration Statement on August 28, 2001.
     (9) Filed with Post-Effective Amendment No. 23 to Registrant's Registration Statement on June 5, 2002.
     (10) Filed with Post-Effective Amendment No. 24 to Registrant's Registration Statement on August 28, 2002.
     (11) Filed with Post-Effective Amendment No. 26 to Registrant's Registration Statement on August 28, 2003.

Item 23.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None.

Item 24.  INDEMNIFICATION.

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article X of the Registrant's Trust Instrument (Exhibit (a)(1) and (a)(2) to the Registration Statement), and Section 1.10 of the Distribution Agreement (Exhibit (e)(1) and (e)(2) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Contract in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 25.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

     Tempest Investment Counselors, Inc. served as investment adviser for the Aristata Funds until June 30, 2004. Effective July 1, 2004, Denver Investment Advisors LLC serves as investment adviser for the Aristata Funds pursuant to Interim Investment Advisory Agreements. SSgA Funds Management, Inc. serves as investment adviser for the FIT Money Market Funds. The business, profession, vocation or employment of a substantial nature which each director or officer of the advisers is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

                      TEMPEST INVESTMENT COUNSELORS, INC.*

                        POSITION WITH TEMPEST                 OTHER BUSINESS                      TYPE OF
NAME                    INVESTMENT COUNSELORS, INC.           CONNECTIONS                         BUSINESS
Jeffrey J. Dohse        Vice President, Portfolio Manager     Board Member, Denver Dumb           Non-Profit
                                                              Friends League                      Organization

                                                              Board Member, Country Club          Non-Profit
                                                              Historic Neighborhood               Organization

Giles R. A. Fox         Vice President, Portfolio             Board Member, Denver Business       Non-Profit
                        Manager                               Series                              Organization

                                                              Washington McClintock Props.        Non-Profit
                                                                                                  Organization

Barbara Grummel         Vice President, Portfolio Manager     Not Applicable                      Not Applicable

H. David Lansdowne      President and Chief Executive         President of the Board, Denver      Non-Profit
                        Officer                               Children's Home Foundation          Organization

Katherine Jeter         Vice President, Portfolio Manager     Not Applicable                      Not Applicable

David H. Squire         Vice President, Portfolio Manager     Board Member, Colorado Youth        Non-Profit
                                                              Citizenship Awards                  Organization

Greg H. Thompson        Vice President, Portfolio             Board Member, Turnabout             Non-Profit
                        Manager                                                                   Organization

*Tempest Investment Counselors, Inc. served as investment adviser for the Aristata Funds until June 30, 2004.

                         DENVER INVESTMENT ADVISORS LLC*

                          POSITION
                          WITH                           OTHER
                          DENVER INVESTMENT              BUSINESS                         TYPE OF
NAME                      ADVISORS LLC                   CONNECTIONS                      BUSINESS
-----------------------------------------------------------------------------------------------------------------
Todger Anderson           Chairman                       President of Blue Chip           Investment Company
                                                         Value Fund, Inc.**

                          POSITION
                          WITH                           OTHER
                          DENVER INVESTMENT              BUSINESS                         TYPE OF
NAME                      ADVISORS LLC                   CONNECTIONS                      BUSINESS
-----------------------------------------------------------------------------------------------------------------
                                                         Director of Fischer Imaging      Hospital Equipment and
                                                         Corp.***                         Supply Company

Jeffrey D. Adams          Chief Operating                President of Westcore            Investment Company
                          Officer/Executive Manager      Trust****

* Effective July 1, 2004, Denver Investment Advisors LLC serves as investment adviser for the Aristata Funds pursuant to Interim Investment Advisory Agreements.
** The address of the Blue Chip Value Fund, Inc. is 1225 17th Street, 26th Floor, Denver, Colorado 80202.
*** The address of Fischer Imaging Corp. is 12300 Grant, Thornton, Colorado
80241.
****The address of Westcore Trust is 1625 Broadway, Suite 2200, Denver, Colorado 80202.

                           SSgA FUNDS MANAGEMENT, INC.

                                        POSITION WITH SSgA
                                        FUNDS MANAGEMENT,              OTHER BUSINESS           TYPE OF
NAME                                    INC.                           CONNECTIONS              BUSINESS
--------------------------------------------------------------------------------------------------------------
Augustin J. Fleites, President and      State Street Global            Not Applicable           Not Applicable
Director                                Advisors (a division of
                                        State Street Bank & Trust
                                        Company), Senior Principal

                                        State Street Global
                                        Markets, Senior Principal

Mark J. Duggan, Esq., Associate Chief   State Street Global            Not Applicable           Not Applicable
Legal Officer                           Advisors (a division of
                                        State Street Bank & Trust
                                        Company), Principal and
                                        Counsel

Thomas P. Kelly, Comptroller and        State Street Global            Not Applicable           Not Applicable
Treasurer                               Advisors (a division of
                                        State Street Bank & Trust
                                        Company), Principal

Peter A. Ambrosini, Esq. Chief          State Street Global            Not Applicable           Not Applicable
Compliance and Risk Management Officer  Advisors (a division of
                                        State Street Bank & Trust
                                        Company), Senior
                                        Principal and Chief
                                        Compliance and Management
                                        Officer

Mitchell H. Shames, Director            State Street Global            Not Applicable           Not Applicable
                                        Advisors (a division of
                                        State Street Bank & Trust
                                        Company), Senior
                                        Principal and General
                                        Counsel

Timothy Harbert, Director               State Street Global            Not Applicable           Not Applicable

                                        POSITION WITH SSgA
                                        FUNDS MANAGEMENT,              OTHER BUSINESS           TYPE OF
NAME                                    INC.                           CONNECTIONS              BUSINESS
--------------------------------------------------------------------------------------------------------------
                                        Advisors (a division of
                                        State Street Bank & Trust
                                        Company), Chairman and
                                        Chief Executive Officer

Item 26.  PRINCIPAL UNDERWRITER

          (a) The sole principal underwriter for the Registrant is ALPS Distributors, Inc., which acts as distributor for the Registrant and the following other Investment Companies: Westcore Trust, First Funds Trust, Stonebridge Funds Trust, SPDR Trust, MidCap SPDR Trust, DIAMONDS Trust, Select Sector SPDR Trust, Nasdaq 100 Trust, BLDRS Index Funds Trust, Firsthand Funds, Holland Balanced Fund, Financial Investors Variable Insurance Trust, Accessor Funds, Inc., W.P. Stewart & Co. Growth Fund, Inc. Ameristock Mutual Fund, Inc., Davis Park Series Trust, Williams Capital Management Trust, AGILEX Funds, Wasatch Funds, Inc., State Street Institutional Investment Trust, PowerShares Trust, Agile Funds and Milestone Funds.

          (b)  Officers and Directors

NAME AND PRINCIPAL                     POSITIONS AND OFFICES WITH             POSITIONS AND OFFICES WITH
BUSINESS ADDRESS*                      REGISTRANT                             UNDERWRITER
W. Robert Alexander                    Chairman of the Board of Trustees      Chairman, Chief Executive
                                                                              Officer and Secretary

Thomas A. Carter                       None                                   Chief Financial Officer and
                                                                              Director

Edmund J. Burke                        President                              President and Director

Robert Szydlowski                      None                                   Vice President

Jeremy O. May                          Treasurer                              Senior Vice President and
                                                                              Director

Rick A. Pederson                       None                                   Director

*All addresses are 1625 Broadway, Suite 2200, Denver, Colorado 80202.

          (c)  Not applicable.

Item 27.  LOCATION OF ACCOUNTS AND RECORDS

          All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the following offices: (1) ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202; (2) SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111; and
(3) Denver Investment Advisors LLC 17th Street, Suite 2600, Denver, Colorado 80202.

Item 28.  MANAGEMENT SERVICES

          Not applicable.

Item 29.  UNDERTAKINGS.

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 27 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on August 27, 2004.

                                               FINANCIAL INVESTORS TRUST
                                               (Registrant)

                                               By: /s/ W. ROBERT ALEXANDER
                                                   -----------------------
                                               W. Robert Alexander*
                                               Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                 TITLE                         DATE
---------                                 -----                         ----
/s/ W. ROBERT ALEXANDER                    Trustee                 August 27, 2004
-----------------------
W. Robert Alexander*

/s/ ROBERT E. LEE                          Trustee                 August 27, 2004
-----------------
Robert E. Lee*

/s/ MARY K. ANSTINE                        Trustee                 August 27, 2004
-------------------
Mary K. Anstine*

/s/ EDWIN B. CROWDER                       Trustee                 August 27, 2004
--------------------
Edwin B. Crowder*

/s/ JOHN R. MORAN, JR                      Trustee                 August 27, 2004
---------------------
John R. Moran, Jr.*

/s/ EDMUND BURKE                          President                August 27, 2004
----------------
Edmund Burke

/s/JEREMY O. MAY                          Treasurer                August 27, 2004
----------------
Jeremy O. May

*Signature affixed by Erin E. Douglas pursuant to a power of attorney dated June 15, 2004, which is filed electronically herewith.

                                INDEX TO EXHIBITS
                            FINANCIAL INVESTORS TRUST

EXHIBIT NUMBER
--------------
(d)(3)(ii)       Form of Interim Investment Advisory Contract between Registrant and Denver Investment Advisors LLC with respect to the Aristata
                 Equity Fund.

(d)(4)(ii) Form of Interim Investment Advisory Contract between Registrant and Denver Investment Advisors LLC with respect to the Aristata
                 Quality Bond Fund.

(d)(5)(ii) Form of Interim Investment Advisory Contract between Registrant and Denver Investment Advisors LLC with respect to the Aristata
                 Colorado Quality Tax- Exempt Fund.

(h)(13)          Power of Attorney.

(h)(14)          Fee Waiver Letter Agreement between Registrant and ALPS Mutual
                 Funds Services, Inc. with respect to Prime Money Market Fund,
                 Classes I and II, U.S. Treasury Money Market Fund, U.S.
                 Government Money Market Fund, Classes I and II and American
                 Freedom U.S. Government Money Market Fund, Classes I and II.

(h)(15)          Fee Waiver Letter Agreement between Registrant and SSgA Funds
                 Management, Inc..with respect to Prime Money Market Fund, Classes
                 I and II, U.S. Treasury Money Market Fund, U.S. Government Money
                 Market Fund, Classes I and II and American Freedom U.S.
                 Government Money Market Fund, Classes I and II.

(i)              Opinion of Davis, Graham & Stubbs LLP, Counsel to Registrant.

(j)              Consent of Registered Independent Public Accounting Firm Deloitte
                 & Touche LLP.

(p)(5)           Code of Ethics for Denver Investment Advisors LLC.